================================================================================


     As filed with the Securities and Exchange Commission on April 29, 2004


                                                      Registration No. 333-51051
                                                                        811-8190

                       SECURITIES AND EXCHANGE COMMISSION
                       ==================================
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. __                       [_]


                      Post-Effective Amendment No. 11__                      [X]


                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


                                Amendment No. 47


                                   ----------

                       UNITED OF OMAHA SEPARATE ACCOUNT C
                       ----------------------------------
                           (Exact Name of Registrant)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                     --------------------------------------
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska, 68175
              ----------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

                                 (402) 351-5225
                Depositor's Telephone Number, including Area Code

                     Name and Address of Agent for Service:
                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska, 68175-1008
                      Internet: mike.huss@mutualofomaha.com

 It is proposed that this filing will become effective (check appropriate box):


[_]  immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]  on May 1, 2004 pursuant to paragraph (b) of Rule 485.
[_]  60 days after filing pursuant to paragraph (a)(i) of Rule 485.
[_]  on (date) pursuant to paragraph (a)(i) of Rule 485.


If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

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[LOGO OF MUTUAL OF OMAHA] United of Omaha               PROSPECTUS:  May 1, 2004

                                                                    ULTRA-ACCESS
                                                                Flexible Payment
                                                Variable Deferred Annuity Policy
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     This Prospectus describes ULTRA-ACCESS, a variable annuity policy offered by United of Omaha Life Insurance Company with no withdrawal charge. To purchase a Policy, generally you must invest at least $5,000. Further investment is optional.

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The investment portfolios offered through the Policy may have names that are nearly the same or similar to the names of retail mutual funds. However, these investment portfolios are not the same as those retail mutual funds, even though they have similar names and may have similar characteristics and the same managers. The investment performance of these investment portfolios is not necessarily related to the performance of the retail mutual funds. The investment portfolios are described in separate prospectuses that accompany this Prospectus.

The Policy includes 32 variable options (where you have the investment risk) with investment portfolios from:

   .  The Alger American Fund
   .  Federated Insurance Series
   . Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II
   .  MFS Variable Insurance Trust
   .  Pioneer Variable Contracts Trust
   .  Scudder Investment VIT Funds
   .  Scudder Variable Series I
   . T. Rowe Price Equity Series, Inc., Fixed Income Series, Inc. and International Series, Inc.
   .  Van Kampen Universal Institutional Funds, Inc.

and three fixed rate options (where we have the investment risk).
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     The variable investment options are not direct investments in mutual fund shares, but are offered through subaccounts of United of Omaha Separate Account
C. The value of your Policy will go up or down based on the investment performance of the variable investment options that you choose.

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Please Read This Prospectus Carefully. It provides information you should consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.
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     A Statement of Additional Information about us and the Policy, with the same date as this Prospectus, is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference. You may obtain a copy of the Statement of Additional Information by writing or calling us, or you may access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours). The table of contents for the Statement of Additional Information is at the end of this Prospectus.

The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy.
            Any representation to the contrary is a criminal offense.

             Remember that the Policy and the investment portfolios:

                . are subject to risk, including possible loss of principal . are not bank deposits
                .  are not government insured
                .  are not endorsed by any bank or government agency
                .  may not achieve their goals

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        UNITED OF OMAHA LIFE INSURANCE COMPANY, Variable Product Services
            P. O. Box 8430, Omaha, Nebraska 68103-0430 1-800-238-9354
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CONTENTS


                                                                         Page(s)
                                                                         -------
DEFINITIONS                                                                 3
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INTRODUCTION AND SUMMARY                                                   4-9
   Comparison to Other Policies and Investments
   How the Policy Operates
   Fee Tables
   Examples of Expenses
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FINANCIAL STATEMENTS                                                      10-14
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ABOUT US                                                                    15
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INVESTMENT OPTIONS                                                        16-24
   Variable Investment Options
   Fixed Rate Options
   Transfers
   Market-Timing Restrictions
   Dollar Cost Averaging
   Systematic Transfer Enrollment Program
   Asset Allocation Program
   Rebalancing Program
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IMPORTANT POLICY PROVISIONS                                               25-28
   Policy Application and Purchase Payments
   Accumulation Value
   Telephone Transactions
   Death of Annuitant
   Delay of Payments
   Minor Owner or Beneficiary
   Policy Termination
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EXPENSES                                                                  29-30
   Mortality and Expense Risk Charge
   Administrative Charges
   Returns Benefit Charge
   Transfer Fee
   Premium Tax Charge
   Other Taxes
   Other Expenses; Investment Advisory Fees
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POLICY DISTRIBUTIONS                                                      31-36
   Withdrawals
   Annuity Payments
   Returns Benefit Rider
   Death Benefits
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS                                                       37-39
   Taxation of Nonqualified Policies
   Taxation of Qualified Policies
   Possible Tax Law Changes
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MISCELLANEOUS                                                             40-44
   Distributor of the Policies
   Sales to Employees
   Voting Rights
   Distribution of Materials
   Legal Proceedings
   USA Patriot Act Notice
   Privacy Notice
   Do You Have Questions?
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STATEMENT OF ADDITIONAL INFORMATION                                         45

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DEFINITIONS

Accumulation Unit is a measurement of value in a particular Subaccount prior to the Annuity Starting Date. Purchase payments that are invested in the variable investment options are used to purchase Accumulation Units. The Policy sets forth the calculation of the value of Accumulation Units.

Accumulation Value is the dollar value of all amounts accumulated under the Policy (in both the variable investment options and the fixed rate investment options).

Annuitant is the person on whose life annuity payments involving life contingencies are based.

Annuity Starting Date is the date when annuity payments are scheduled to begin (the end of the accumulation phase). The latest Annuity Starting Date permitted is the Annuitant's 95/th/ birthday (85/th/ birthday if the returns benefit rider is elected).

Beneficiary is the person(s) or other legal entity who receives Policy benefits, if any, upon your death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Accumulation Value less any Policy fee, and any premium tax charge not previously deducted.

Owner is you -- the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

Policy is the Ultra-Access, a variable annuity policy with no withdrawal charge offered by us through this Prospectus.

Policy Year is measured from the annual anniversary dates of the date of issue of the Policy.

Series Funds are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Us, We, Our, United of Omaha is United of Omaha Life Insurance Company.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

Variable Account is United of Omaha Separate Account C, a separate account maintained by us.

Variable Annuity Unit is a measurement of value in a particular Subaccount after the Annuity Starting Date. The Policy sets forth the calculation of the value of Variable Annuity Units.

Written Notice is written notice, signed by you, that gives us the information we require and is received at United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430.

You, Yours is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

----------

     This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that isn't in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

     This Prospectus generally describes only the variable investment options, except when the fixed rate options are specified.

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INTRODUCTION AND SUMMARY

     This Introduction and Summary briefly notes some of the important things about the Policy, but it is not a complete description of the Policy. The rest of this Prospectus contains more complete information, and you should read the entire Prospectus carefully.

     The ULTRA-ACCESS Policy described in this Prospectus is a contract between you and United of Omaha Life Insurance Company. The Policy is a variable annuity policy, which means that you can allocate your purchase payments to as many as 32 different variable investment options, where you can gain or lose money on your investment. The variable investment options are not direct investments in mutual funds, but are Subaccounts of the Variable Account. Each Subaccount in turn invests in a particular investment portfolio. You can also allocate your purchase payment to three fixed rate options, where we guarantee you will earn a fixed rate of interest, however, you cannot allocate more than $5,000 to the fixed account. The Policy is a deferred annuity, which means it has two phases: an accumulation (or deferral) phase and an annuity payout phase.

     During the accumulation phase, any earnings that you leave in the Policy are not taxed. During this phase you can invest additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy. Some restrictions may apply to transfers (especially to transfers out of and into the fixed rate options). Withdrawals may be taxable, and a penalty tax may apply.

     The accumulation phase ends and the annuity payout phase begins on the Annuity Starting Date that you select. During the annuity payout phase, we will make periodic payments to you. You can select payments that are guaranteed to last for your entire life or for some other period. You can select payments that vary in amount, depending on the investment performance of the portfolios you pick, or payments that are fixed in amount. If you elect to add the returns benefit rider, you will be entitled to a guaranteed minimum annuity purchase amount if you elect to annuitize after you hold the Policy for at least 10 years. Some or all of each payment may be taxable.

[ ]  COMPARISON TO OTHER POLICIES AND INVESTMENTS

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A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees, and asset allocation models.
--------------------------------------------------------------------------------

     Compared to fixed annuities. Like fixed-interest annuities, the Policy:

     .  offers the ability to accumulate capital on a tax-deferred basis;
     . allows you to make withdrawals from your Policy; and . can provide annuity payments for the rest of your life or for some other period.

     The Policy is different from fixed-interest annuities in that, to the extent you select variable investment options, your Accumulation Value will reflect the investment experience of the selected variable investment options, so you have both the investment risk and opportunity, not us.

     Compared to mutual funds. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

     . The Policy provides a death benefit that could be higher than the value of the Policy.
     . Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.
     . Federal income tax liability on any earnings generally is deferred until you receive a distribution from the Policy.
     . You can make transfers from one underlying investment portfolio to another without tax liability.
     . Dividends and capital gains distributed by the investment portfolios are automatically reinvested.
     . Withdrawals before age 59 1/2 generally are subject to a 10% federal tax penalty. Also, Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income when distributed, although taxation of them is deferred until such earnings are distributed. Taxable earnings are considered to be paid out first followed by the return of your purchase payments.
     . Most states grant you a short time period to review your Policy and cancel it. The terms of this "right to examine" period vary by state (see the cover of your Policy).

     . We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.

[ ]  HOW THE POLICY OPERATES

     The following chart summarizes how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

               --------------------------------------------------

                              PURCHASE PAYMENTS

               . Minimum initial purchase payment is $5,000 ($2,000 if you elect to make electronic funds transfer payments of at least $100 per month, or quarterly, semiannual or annual purchase payment equivalents).
               .  Minimum additional purchase payment is $500.
               .  No additional purchase payments will be
                  accepted after earlier of the Annuity Starting Date or your 88/th/ birthday.
               --------------------------------------------------

          ------------------------------------------------------------

              DEDUCTIONS BEFORE ALLOCATING PURCHASE PAYMENTS

          In some states we are required to pay premium taxes, which may be up to 3.5% of the purchase payment you make. The amount of premium tax we are required to pay in your state may be deducted from your purchase payment, upon surrender, upon the death of an Owner, or at the Annuity Starting Date. The timing of the deduction will vary in accordance with state law.
          ------------------------------------------------------------

     ----------------------------------------------------------------------

                      INVESTMENT OF PURCHASE PAYMENTS

     You direct the allocation of all net purchase payments among the 32 Subaccounts of the Variable Account, the fixed account and the systematic transfer accounts, provided that you cannot allocate more than $5,000 to the fixed account and you cannot transfer amounts into the fixed account from a Subaccount if the fixed account would have a value in excess of $5,000 after the transfer. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
     ----------------------------------------------------------------------

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                             DEDUCTIONS FROM ASSETS

.. Daily charges deducted from the net assets in the Variable Account equal an annual rate of:
   -  1.40% for our mortality and expense risk;
   -  0.20% for our administrative expenses.
.. Annual charge of 0.40% of the greater of (i) the death benefit calculated under the rider or (ii) Accumulation Value deducted from the assets in the Variable Account and in the fixed account if you elect the optional returns benefit rider.
.. Annual Policy Fee of $30 per year assessed on each Policy anniversary if your Policy has an Accumulation Value of $50,000 or less, no annual Policy Fee is assessed if your Policy has an Accumulation Value of more than $50,000 on the Policy anniversary.
.. $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.
.. Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.

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     ----------------------------------------------------------------------

                             ACCUMULATION VALUE

     . Your Accumulation Value is equal to your purchase payments adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer accounts, charges deducted and other Policy transactions (such as withdrawals).
     . Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts.
     . Accumulation Value can be transferred among the Subaccounts and the fixed account (subject to limitations upon transfers into and from the fixed account).
     . Dollar cost averaging, asset allocation and rebalancing programs are available.
     . Accumulation Value is the starting point for calculating certain values under the Policy, such as the Cash Surrender Value and the death benefit.
     ----------------------------------------------------------------------

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                           ACCUMULATION VALUE BENEFITS

..  You can withdraw all or part of the Cash Surrender Value.
.. Fixed and variable annuity payout options are available. A guaranteed minimum annuity value is also available under the returns benefit rider (for an extra charge).

                                 DEATH BENEFITS


..  Available as a lump-sum or under a variety of payment options.
.. If you die by accident, you may receive double the death benefit that would be paid if death was not by accident as a result of the accidental death benefit.*
.. The returns benefit rider is also available for an extra charge. This benefit will provide for a guaranteed minimum annuity purchase amount or an increased death benefit to your Beneficiary in certain circumstances.*

*The accidental death benefit and the returns benefit rider may not be available in all states.

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State Variations

     This Prospectus and the Statement of Additional Information provide a general description of the Policy. Certain provisions of your Policy may be different than the general description in this Prospectus because of legal requirements in your state. Many of these differences are noted in this Prospectus. Your actual Policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our Variable Product Services Office for specific information.

For Policies Issued in the State of Florida
-------------------------------------------

     This notice is to remind you of rights provided by Florida law, Chapter
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

     If you would like to take advantage of this feature, please contact Variable Products Services at 1-800-238-9354.

Tax-Free Exchanges (1035 Exchanges and Qualified Transfers/Rollovers)

          You can generally exchange one policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code for nonqualified policies and under transfer and rollover rules established by the Internal Revenue Code for certain qualified policies. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

[ ]  FEE TABLES

The following table lists various costs and expenses that you will pay (directly or indirectly) if you invest in a Policy. In addition to these expenses, in some states you will pay a premium tax charge.

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Policy Owner Transaction Expenses
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..  Transfer Fee                   -  First 12 Transfers Per Year:  $ 0
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                                  -  Over 12 Transfers in one
                                     Policy Year:                  $ 10 each
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Variable Account Annual Expenses
      (deducted daily to equal this annual % of Accumulation Value in the Subaccounts)
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..  Mortality and Expense Risk Fees                                 1.40%
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..  Administrative Expense Charge                                   0.20%
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         Total Variable Account Annual Expenses                    1.60%
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Other Annual Expenses
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..  Annual Policy Fee, equal to or less than $50,000 Accumulation
   Value (determined annually on Policy anniversary date)          $ 30 Per Year
..  Annual Policy Fee, greater than $50,000 Accumulation Value
   (determined annually on Policy anniversary date)                $ 0 Per Year
..  Returns Benefit Rider Charge (Optional) deducted annually on
   the Policy Anniversary                                          0.40%/1/
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     The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the investment portfolios (before fee waivers or expense reimbursements) during the fiscal year ended December 31, 2003. Expenses of the investment portfolios may be higher or lower in the future. More detail concerning each investment portfolio's fees and expenses is contained in the prospectus for each investment portfolio.


Annual Investment Portfolio Operating Expenses:

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                                                              Minimum   Maximum
-------------------------------------------------------------------------------
Annual Investment Portfolio Operating Expenses (expenses         0.34%     2.65%
that are deducted from portfolio assets, including
management fees, distribution or service fees (12b-1
fees), and other expenses)
-------------------------------------------------------------------------------


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/1/ This charge is deducted annually on the Policy anniversary (and on surrender) from the Accumulation Value in the Subaccounts and the fixed rate options based on the greater of (1) the death benefit calculated under the rider or (ii) Accumulation Value.

[ ]  EXAMPLES OF EXPENSES

     The following tables contain examples of the overall expenses you would pay, in different situations, over different time periods. These examples are based on certain assumptions, so your actual expenses will, in all likelihood, be different. In addition, the examples do not reflect any premium tax charges, which apply in some states. These examples can help you compare the expenses of the Policy with expenses of other variable annuity policies. There are two sets of examples. The first example shows expenses with the optional returns benefit rider and assumes that the Policy Accumulation Value is less than $50,000. The second example shows expenses without the optional returns benefit rider and assumes that the Policy Accumulation Value is less than $50,000. These examples do not assume that any fee waiver and expense reimbursements will be received for all periods shown.

=========================================================================================================
Examples/2/
-----------
An Owner would pay the following expenses
on a $10,000 investment, assuming a 5% annual
return on assets (including the returns         Policy is surrendered, annuitized, or continued in force
benefit rider) if:                              at end of the time
---------------------------------------------------------------------------------------------------------
Portfolio                                           1Yr             3Yr           5Yr            10Yr
---------------------------------------------------------------------------------------------------------
Alger American Growth                                    298            912           1550           3261
Alger American Small Capitalization                      310            947           1608           3374
---------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                            305            932           1584           3327
Federated Fund for U.S. Government Securities            310            947           1608           3374
---------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth                       286            876           1491           3146
Fidelity VIP Contrafund                                  280            858           1462           3088
Fidelity VIP Equity Income                               270            828           1412           2991
Fidelity VIP Index 500                                   247            759           1297           2763
Fidelity VIP Mid Cap                                     308            941           1599           3355
---------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series                         307            938           1594           3346
MFS Emerging Growth Series                               300            918           1560           3280
MFS High Income Series                                   303            926           1574           3308
MFS Research Series                                      301            920           1565           3289
MFS Strategic Income Series                              324            988           1676           3504
---------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT                                315            962           1633           3421
Pioneer Fund VCT                                         313            956           1623           3402
Pioneer Growth Shares VCT                                357           1085           1834           3803
Pioneer Mid-Cap Value VCT                                289            885           1506           3175
Pioneer Real Estate Shares VCT                           316            965           1638           3430
Pioneer Small Cap Value VCT                              476           1430           2390           4809
---------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                    322            982           1667           3485
Scudder VIT Small Cap Index Fund                         274            840           1432           3030
---------------------------------------------------------------------------------------------------------
Scudder VSI Global Discovery                             361           1099           1858           3847
Scudder VS1 Growth & Income                              304            929           1579           3317
Scudder VS1 International                                318            971           1647           3448
---------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                              298            912           1550           3261
T. Rowe Price International Stock                        318            971           1647           3448
T. Rowe Price Limited-Term Bond                          283            867           1476           3117
T. Rowe Price New America Growth                         298            912           1550           3261
T. Rowe Price Personal Strategy Balanced                 301            920           1565           3289
---------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Equity                   399           1209           2036           4176
Van Kampen UIF Core Plus Fixed Income                    286            876           1491           3146
=========================================================================================================


----------
/2/ The $30 annual Policy Fee is reflected as an annual $10 charge per investment portfolio in these examples, based on an average Accumulation Value of $30,000.

=========================================================================================================
Examples/3 4/
-------------
An Owner would pay the following expenses
on a $10,000 investment, assuming a 5% annual
return on assets (excluding the returns         Policy is surrendered, annuitized, or continued in force
benefit rider) if:                              at end of the time
---------------------------------------------------------------------------------------------------------
Portfolio                                           1Yr             3Yr           5Yr            10Yr
---------------------------------------------------------------------------------------------------------
Alger American Growth                                    258            792           1352           2873
Alger American Small Capitalization                      270            828           1412           2991
---------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                            265            813           1387           2942
Federated Fund for U.S. Government Securities            270            828           1412           2991
---------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth                       246            756           1292           2753
Fidelity VIP Contrafund                                  240            738           1262           2693
Fidelity VIP Equity-Income                               230            708           1212           2591
Fidelity VIP Index 500                                   207            638           1094           2354
Fidelity VIP Mid Cap                                     268            822           1402           2972
---------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series                         267            819           1397           2962
MFS Emerging Growth Series                               260            798           1362           2893
MFS High Income Series                                   263            807           1377           2922
MFS Research Series                                      261            801           1367           2903
MFS Strategic Income Series                              284            870           1481           3127
---------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT                                275            843           1437           3040
Pioneer Fund VCT                                         273            837           1427           3020
Pioneer Growth Shares VCT                                317            968           1642           3439
Pioneer Mid-Cap Value VCT                                249            765           1307           2783
Pioneer Real Estate Shares VCT                           276            846           1442           3050
Pioneer Small Cap Value VCT                              436           1317           2210           4491
---------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                    282            864           1471           3108
Scudder VIT Small Cap Index Fund                         234            720           1232           2632
---------------------------------------------------------------------------------------------------------
Scudder VSI Global Discovery                             322            982           1667           3485
Scudder VS1 Growth & Income                              264            810           1382           2932
Scudder VS1 International                                278            852           1452           3069
---------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                              258            792           1352           2873
T. Rowe Price International Stock                        278            852           1452           3069
T. Rowe Price Limited-Term Bond                          243            747           1277           2723
T. Rowe Price New America Growth                         258            792           1352           2873
T. Rowe Price Personal Strategy Balanced                 261            801           1367           2903
---------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Equity                   359           1094           1848           3829
Van Kampen UIF Core Plus Fixed Income                    246            756           1292           2753
=========================================================================================================

     These examples should not be considered representations of past or future expenses. These examples are based on each investment portfolio's expenses for 2003 but do not include any fee waivers or expense reimbursements that were received. Actual expenses paid may be greater than or less than those shown, subject to the guarantees in the Policy. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate.

--------------------------------------------------------------------------------
         For more detailed information about the Policy, please read the rest of this Prospectus and the Policy.
--------------------------------------------------------------------------------


----------
/3/ The $30 annual Policy Fee is reflected as an annual $10 charge per investment portfolio in these examples, based on an average Accumulation Value of $30,000.

/4/ The fee and expense data regarding each Series Fund, which are fees and expenses for 2003, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

     Our statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account are contained in the Statement of Additional Information. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account and/or the Statement of Additional Information, please call or write us at our administrative office. At December 31, 2003, net assets of the Subaccounts were represented by the following Accumulation Unit values and Accumulation Units. This information should be read in conjunction with the Variable Account's financial statements and related notes included in the Statement of Additional Information.

                                                             Accumulation    Accumulation Unit      Number of
                                                             Unit Value on    Value at End of     Accumulation
                         Subaccount                          Commencement          Year          Units at End of
----------------------------------------------------------       Date          (December 31)        Year/**/
                     (Date of Inception)                        ($)/*/            ($)/*/          (December 31)
Alger American Growth (8/14/98)                                     10.000
   1998...................................................                              12.140               226
   1999...................................................                              15.977             9,754
   2000...................................................                              13.400            34,784
   2001...................................................                              11.627            34,075
   2002...................................................                               7.666            31,939
   2003...................................................                              10.197            21,353
Alger American Small Capitalization (8/14/98)                       10.000
   1998...................................................                              11.351                32
   1999...................................................                              16.022               944
   2000...................................................                              11.477            12,978
   2001...................................................                               7.959            11,243
   2002...................................................                               5.778             4,243
   2003...................................................                               8.094             4,300
Federated Fund for U.S. Government Securities II (8/14/98)          10.000
   1998...................................................                              10.251                 0
   1999...................................................                              10.027             8,245
   2000...................................................                              10.950            25,871
   2001...................................................                              11.532            50,404
   2002...................................................                              12.375            49,682
   2003...................................................                              12.465           102,964
Federated Prime Money Fund II (8/14/98)                              1.000
   1998...................................................                               1.011               392
   1999...................................................                               1.041           297,968
   2000...................................................                               1.085           520,768
   2001...................................................                               1.108           406,053
   2002...................................................                               1.106         4,154,639
   2003...................................................                               1.095           199,773
Fidelity VIP Asset Manager: Growth (8/14/98)                        10.000
   1998...................................................                              11.114                 0
   1999...................................................                              12.605             6,876
   2000...................................................                              10.857            21,122
   2001...................................................                               9.893            19,143
   2002...................................................                               8.223            11,107
   2003...................................................                               9.981             8,510
Fidelity VIP Contrafund (8/14/98)                                   10.000
   1998...................................................                              11.595                 0
   1999...................................................                              14.177            11,263
   2000...................................................                              13.027            27,283
   2001...................................................                              11.248            25,601
   2002...................................................                              10.034            17,559
   2003...................................................                              12.684            13,915

                                                             Accumulation    Accumulation Unit      Number of
                                                             Unit Value on    Value at End of     Accumulation
                         Subaccount                          Commencement          Year          Units at End of
----------------------------------------------------------       Date          (December 31)        Year/**/
                     (Date of Inception)                        ($)/*/            ($)/*/          (December 31)
Fidelity VIP Equity-Income (8/14/98)                                10.000
   1998...................................................                              10.980               343
   1999...................................................                              11.489            11,265
   2000...................................................                              12.257            35,000
   2001...................................................                              11.463            38,688
   2002...................................................                               9.368            33,609
   2003...................................................                              12.015            27,167
Fidelity VIP Index 500 (8/14/98)                                    10.000
   1998...................................................                              11.569               111
   1999...................................................                              13.719            12,092
   2000...................................................                              12.244            50,725
   2001...................................................                              10.590            51,336
   2002...................................................                               8.102            41,609
   2003...................................................                              10.238            46,461
Fidelity VIP Mid Cap (5/1/03)                                       10.000
   2003...................................................                              14.105                76
MFS Capital Opportunities Series (8/14/98)                          10.000
   1998...................................................                              11.600               184
   1999...................................................                              16.827             5,123
   2000...................................................                              15.954            25,087
   2001...................................................                              12.011            28,295
   2002...................................................                               8.310            14,711
   2003...................................................                              10.417            16,932
MFS Emerging Growth Series (8/14/98)                                10.000
   1998...................................................                              11.915                 0
   1999...................................................                              20.652             3,780
   2000...................................................                              16.338            14,400
   2001...................................................                              10.692            14,925
   2002...................................................                               6.969            11,105
   2003...................................................                               8.931             8,583
MFS High Income Series (8/14/98)                                    10.000
   1998...................................................                               9.534               170
   1999...................................................                               9.986             6,032
   2000...................................................                               9.171            11,343
   2001...................................................                               9.211            12,177
   2002...................................................                               9.296             6,647
   2003...................................................                              10.791            26,932
MFS Research Series (8/14/98)                                       10.000
   1998...................................................                              11.270                 0
   1999...................................................                              13.757             5,123
   2000...................................................                              12.881             5,881
   2001...................................................                               9.981             6,786
   2002...................................................                               7.411             3,575
   2003...................................................                               9.095             3,497
MFS Strategic Income Series (8/14/98)                               10.000
   1998...................................................                              10.570                38
   1999...................................................                              10.143               698
   2000...................................................                              10.469             5,654
   2001...................................................                              10.790             6,299
   2002...................................................                              11.510             3,018
   2003...................................................                              12.502             1,588

                                                             Accumulation    Accumulation Unit      Number of
                                                             Unit Value on    Value at End of     Accumulation
                         Subaccount                          Commencement          Year          Units at End of
----------------------------------------------------------       Date          (December 31)        Year/**/
                     (Date of Inception)                        ($)/*/            ($)/*/          (December 31)
Pioneer Equity-Income VCT (5/1/00)                                  10.000
   2000...................................................                              11.461             6,897
   2001...................................................                              10.471             6,478
   2002...................................................                               8.650             3,803
   2003...................................................                              10.408             2,179
Pioneer Fund VCT (5/1/00)                                           10.000
   2000...................................................                               9.736                50
   2001...................................................                               8.516                23
   2002...................................................                               6.766                19
   2003...................................................                               8.219               986
Pioneer Growth Shares VCT (5/1/00)                                  10.000
   2000...................................................                               9.256                50
   2001...................................................                               7.362                28
   2002...................................................                               4.703                37
   2003...................................................                               5.773             1,378
Pioneer Mid-Cap Value VCT (8/14/98)                                 10.000
   1998...................................................                               9.744                 0
   1999...................................................                              10.405             2,255
   2000...................................................                              12.082             4,309
   2001...................................................                              12.660             4,491
   2002...................................................                              11.061            11,684
   2003...................................................                              14.963            10,887
Pioneer Real Estate Shares VCT (8/14/98)                            10.000
   1998...................................................                               9.282                34
   1999...................................................                               8.758               312
   2000...................................................                              11.155             4,770
   2001...................................................                              11.832             5,238
   2002...................................................                              11.938            43,503
   2003...................................................                              15.830             2,960
Pioneer Small Cap Value VCT (5/1/03)                                10.000
   2003...................................................                              13.541               680
Scudder VIT EAFE(R) Equity Index Fund (5/1/00)                      10.000
   2000...................................................                               8.741             8,420
   2001...................................................                               6.477            12,656
   2002...................................................                               4.997             3,273
   2003...................................................                               6.557             1,919
Scudder VIT Small Cap Equity Index Fund (5/1/00)                    10.000
   2000...................................................                               9.263             4,578
   2001...................................................                               9.303             4,733
   2002...................................................                               7.270             2,311
   2003...................................................                              10.476             1,764
Scudder Global Discovery (8/14/98)                                  10.000
   1998...................................................                              10.744                 0
   1999...................................................                              12.166             1,244
   2000...................................................                              11.324            10,619
   2001...................................................                               8.361            10,960
   2002...................................................                               6.576             6,601
   2003...................................................                               9.627             6,028
Scudder Growth and Income (8/14/98)                                 10.000
   1998...................................................                              10.647                 0
   1999...................................................                              11.081             1,596
   2000...................................................                              10.650             3,750
   2001...................................................                               9.268             3,284
   2002...................................................                               6.985             1,201
   2003...................................................                               8.698             1,199

                                                             Accumulation    Accumulation Unit      Number of
                                                             Unit Value on    Value at End of     Accumulation
                         Subaccount                          Commencement          Year          Units at End of
----------------------------------------------------------       Date          (December 31)        Year/**/
                     (Date of Inception)                        ($)/*/            ($)/*/          (December 31)
Scudder International (8/14/98)                                     10.000
   1998...................................................                              10.381               363
   1999...................................................                              15.784            68,385
   2000...................................................                              12.161            13,266
   2001...................................................                               8.274            13,129
   2002...................................................                               6.646             5,136
   2003...................................................                               8.355             5,115
T. Rowe Price Equity Income (8/14/98)                               10.000
   1998...................................................                              10.892                 0
   1999...................................................                              11.117             9,711
   2000...................................................                              12.367            21,021
   2001...................................................                              12.347            21,876
   2002...................................................                              10.555            27,342
   2003...................................................                              13.035            30,586
T. Rowe Price International (8/14/98)                               10.000
   1998...................................................                              10.747                 0
   1999...................................................                              13.931            70,922
   2000...................................................                              11.263            10,066
   2001...................................................                              11.739            11,739
   2002...................................................                               6.931            19,223
   2003...................................................                               8.902            17,575
T. Rowe Price Limited-Term Bond (8/14/98)                           10.000
   1998...................................................                              10.248               155
   1999...................................................                              10.170             6,958
   2000...................................................                              10.932            25,968
   2001...................................................                              11.668            29,633
   2002...................................................                              12.104            17,523
   2003...................................................                              12.420            26,996
T. Rowe Price New America Growth (8/14/98)                          10.000
   1998...................................................                              11.353                 0
   1999...................................................                              12.596             1,201
   2000...................................................                              11.078             9,532
   2001...................................................                               9.609            11,724
   2002...................................................                               6.778             6,924
   2003...................................................                               9.012             6,332
T. Rowe Price Personal Strategy Balanced (8/14/98)                  10.000
   1998...................................................                              10.770                 0
   1999...................................................                              11.490             5,486
   2000...................................................                              11.918            14,979
   2001...................................................                              11.444            12,418
   2002...................................................                              10.382             7,261
   2003...................................................                              12.751             6,626
Van Kampen UIF Emerging Markets Equity (8/14/98)                    10.000
   1998...................................................                               9.893                 0
   1999...................................................                              17.416                31
   2000...................................................                              10.474             1,640
   2001...................................................                               9.636             3,801
   2002...................................................                               8.638             2,993
   2003...................................................                              12.723             2,019

                                                             Accumulation    Accumulation Unit      Number of
                                                             Unit Value on    Value at End of     Accumulation
                         Subaccount                          Commencement          Year          Units at End of
----------------------------------------------------------       Date          (December 31)        Year/**/
                     (Date of Inception)                        ($)/*/            ($)/*/          (December 31)
Van Kampen UIF Core Plus Fixed Income (8/14/98)                     10.000
   1998...................................................                              10.272                 0
   1999...................................................                               9.941             1,066
   2000...................................................                              10.867             2,659
   2001...................................................                              11.690             4,738
   2002...................................................                              12.346            16,956
   2003...................................................                              12.712            30,952

/*/ Accumulation Unit values are rounded to the nearest hundredth of a cent. /**/ Number of Accumulation Units is rounded to the nearest unit.

--------------------------------------------------------------------------------
ABOUT US

     We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia.

     We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

--------------------------------------------------------------------------------
INVESTMENT OPTIONS

--------------------------------------------------------------------------------
The investment results of each investment portfolio, whose investment goals are briefly summarized below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which portfolios or combination of investment portfolios and fixed rate options best suit your long-term investment goals.
--------------------------------------------------------------------------------

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment goals. You may allocate all or a part of your purchase payments to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer accounts may be made only in limited circumstances and allocations to the fixed account are limited). Allocations must be in whole percentages and total 100%.

     You can choose among 32 variable investment options and three fixed rate options.

[ ] VARIABLE INVESTMENT OPTIONS

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The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment goals and policies of certain portfolios available under the Policy are very similar to the investment goals and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment goals and policies, and a very similar name.

For detailed information about any investment portfolio, including its performance history, refer to the prospectus for that investment portfolio.
--------------------------------------------------------------------------------

     With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those portfolios will perform worse than you expect.

     The Variable Account, United of Omaha Separate Account C, provides you with 32 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Accumulation Value to a Series Fund's investment portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that investment portfolio, and the Subaccount in turn invests in the investment portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the investment portfolios that you select.

     The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on December 1, 1993. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their goals, and they could go down in value. Each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment goals and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus. Read these prospectuses carefully before you choose a portfolio.

------------------------------------------------------------------------------------------------------------------------------------
                                         Variable Investment Options
                                  Under United of Omaha Separate Account C
Asset Category (*)                       (Series Fund - Portfolio)                                         Goal
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets      Van Kampen Universal Institutional Funds, Inc. -                   Long-term capital appreciation
Equity                Van Kampen UIF Emerging Markets Equity Portfolio /(6)/
                      --------------------------------------------------------------------------------------------------------------
                                                         Emerging market country securities
------------------------------------------------------------------------------------------------------------------------------------
International         Scudder Investment VIT Funds -                                     Long-term capital appreciation
Equity                Scudder VIT EAFE(R) Equity Index Fund Portfolio Class A /(11)/
                      --------------------------------------------------------------------------------------------------------------
                                        Statistically selected sample of the securities found in the EAFE(R) Index
                      --------------------------------------------------------------------------------------------------------------
                      Scudder Variable Series I -                                        Long-term capital appreciation
                      Scudder VS1 Global Discovery Portfolio Class B /(8)/
                      --------------------------------------------------------------------------------------------------------------
                                                     Small companies in the U.S. or foreign markets
                      --------------------------------------------------------------------------------------------------------------
                      Scudder Variable Series I -                                        Long-term capital appreciation
                      Scudder VS1 International Portfolio Class A /(8)/
                      --------------------------------------------------------------------------------------------------------------
                                         Common stocks of companies which do business outside the United States
                      --------------------------------------------------------------------------------------------------------------
                      T. Rowe Price International Series, Inc. -                         Long-term capital appreciation
                      T. Rowe Price International Stock Portfolio /(9)/
                      --------------------------------------------------------------------------------------------------------------
                                                           Common stocks of foreign companies
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity    Pioneer Variable Contracts Trust -                                 Long-term capital appreciation with
                      Pioneer Real Estate Shares VCT Portfolio Class I /(7)/             current income
                      --------------------------------------------------------------------------------------------------------------
                                     Real estate investment trusts (REITs) and other real estate industry companies
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity      Alger American Fund -                                              Long-term capital appreciation
                      Alger American Small Capitalization Portfolio Class 0 /(1)/
                      --------------------------------------------------------------------------------------------------------------
                                Equity securities of companies with total market capitalization of less than $1 billion
                      --------------------------------------------------------------------------------------------------------------
                      Scudder Investment VIT Funds -                                     Long-term capital appreciation
                      Scudder VIT Small Cap Index Fund Portfolio Class A /(11)/
                      --------------------------------------------------------------------------------------------------------------
                                    Statistically selected sample of the securities found in the Russell 2000(R) Index
                      --------------------------------------------------------------------------------------------------------------
                      Pioneer Variable Contracts Trust                                   Long-term capital appreciation
                      Pioneer Small Cap Value VCT Portfolio Class II /(7)/
                      --------------------------------------------------------------------------------------------------------------
                                           Common stock of small companies with catalyst for growth potential
                      --------------------------------------------------------------------------------------------------------------
                      Pioneer Variable Contracts Trust -                                 Long-term capital appreciation
                      Pioneer Mid-Cap Value VCT Portfolio Class I /(7)/
                      --------------------------------------------------------------------------------------------------------------
                                                            Currently undervalued companies
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity        Fidelity Variable Insurance Products Fund                          Long-term capital appreciation
                      Fidelity VIP Mid Cap Portfolio Service Class 2 /(3)/
                      --------------------------------------------------------------------------------------------------------------
                                                            Currently undervalued companies
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth      Alger American Fund -                                              Long-term capital appreciation
Equity                Alger American Growth Portfolio Class 0 /(1)/
                      --------------------------------------------------------------------------------------------------------------
                                Equity securities of companies with total market capitalization of more than $1 billion
                      --------------------------------------------------------------------------------------------------------------
                      Fidelity Variable Insurance Products Fund II -                     Long-term capital appreciation
                      Fidelity VIP Contrafund Portfolio Initial Class /(3)/
                      --------------------------------------------------------------------------------------------------------------
                                                            Currently undervalued companies
                      --------------------------------------------------------------------------------------------------------------
                      Fidelity Variable Insurance Products Fund II -                     Long-term capital appreciation with
                      Fidelity VIP Index 500 Portfolio Initial Class /(3)/               current income
                      --------------------------------------------------------------------------------------------------------------
                                                 Stocks that comprise the Standard and Poor's 500 Index
                      --------------------------------------------------------------------------------------------------------------
                      MFS Variable Insurance Trust -                                     Long-term capital appreciation
                      MFS Capital Opportunities Series Portfolio Initial Class /(5)/
                      --------------------------------------------------------------------------------------------------------------
                                                     Common stock of domestic and foreign companies
                      --------------------------------------------------------------------------------------------------------------
                      MFS Variable Insurance Trust -                                     Long-term capital appreciation
                      MFS Emerging Growth Series Portfolio Initial Class /(5)/
                      --------------------------------------------------------------------------------------------------------------
                                        Common stocks of small and medium-sized companies with growth potential
                      --------------------------------------------------------------------------------------------------------------
                      MFS Variable Insurance Trust -                                     Long-term capital appreciation
                      MFS Research Series Portfolio Initial Class /(5)/
                      --------------------------------------------------------------------------------------------------------------
                                       Research analyst's recommendations for best expected capital appreciation
------------------------------------------------------------------------------------------------------------------------------------

                                       17

------------------------------------------------------------------------------------------------------------------------------------
                                         Variable Investment Options
                                  Under United of Omaha Separate Account C
Asset Category (*)                        (Series Fund - Portfolio)                                         Goal
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth      Pioneer Variable Contracts Trust -                                 Long-term capital appreciation
Equity                Pioneer Growth Shares VCT Portfolio Class II /(7)/
                      --------------------------------------------------------------------------------------------------------------
                                Focus on secular trends, competitive strength and return on incremental invested capital
                      --------------------------------------------------------------------------------------------------------------
                      T. Rowe Price Equity Series, Inc. -                                Long-term capital appreciation
                      T. Rowe Price New America Growth Portfolio /(10)/
                      --------------------------------------------------------------------------------------------------------------
                                          Common stocks of U.S. companies in the service sector of the economy
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value       Fidelity Variable Insurance Products Fund -                        Dividend income & capital appreciation
Equity                Fidelity VIP Equity-Income Portfolio Initial Class /(3)/
                      --------------------------------------------------------------------------------------------------------------
                                                           Income-producing equity securities
                      --------------------------------------------------------------------------------------------------------------
                      Pioneer Variable Contracts Trust -                                 Current income & long-term growth
                      Pioneer Equity Income VCT Portfolio Class II /(7)/
                      --------------------------------------------------------------------------------------------------------------
                                           Focus on large, strong companies with histories of dividend growth
                      --------------------------------------------------------------------------------------------------------------
                      Pioneer Variable Contracts Trust -                                 Capital growth with current income
                      Pioneer Fund VCT Portfolio Class II /(7)/
                      --------------------------------------------------------------------------------------------------------------
                                            Emphasizes high-quality, value and long-term earnings potential
                      --------------------------------------------------------------------------------------------------------------
                      Scudder Variable Series I -                                        Long-term capital appreciation with current
                      Scudder VS1 Growth and Income Portfolio Class B /(8)/              income
                      --------------------------------------------------------------------------------------------------------------
                                                     Common stocks of large, established companies
                      --------------------------------------------------------------------------------------------------------------
                      T. Rowe Price Equity Series, Inc. -                                Dividend income & capital appreciation
                      T. Rowe Price Equity Income Portfolio /(10)/
                      --------------------------------------------------------------------------------------------------------------
                                                 Dividend-paying common stocks of established companies
------------------------------------------------------------------------------------------------------------------------------------
Hybrid                Fidelity Variable Insurance Products Fund II -                     Long-term capital appreciation
                      Fidelity VIP Asset Manager: Growth Portfolio
                       Initial Class /(3,4)/
                      --------------------------------------------------------------------------------------------------------------
                                             Domestic and foreign stocks, bonds and short-term investments
                      --------------------------------------------------------------------------------------------------------------
                      T. Rowe Price Equity Series, Inc. -                                Capital appreciation & dividend income
                      T. Rowe Price Personal Strategy Balanced Portfolio /(10)/
                      --------------------------------------------------------------------------------------------------------------
                                           Diversified portfolio of stocks, bonds and money market securities
------------------------------------------------------------------------------------------------------------------------------------
International         MFS Variable Insurance Trust -                                     Seeks income & capital appreciation
Fixed Income          MFS Strategic Income Series Portfolio Initial Class /(5)/
                      --------------------------------------------------------------------------------------------------------------
                                                             International government bonds
------------------------------------------------------------------------------------------------------------------------------------
High Yield Fixed      MFS Variable Insurance Trust -                                     High current income and capital
Income                MFS High Income Series Portfolio Initial Class /(5)/               appreciation
                      --------------------------------------------------------------------------------------------------------------
                                         Diversified bond portfolio, some of which may involve equity features
------------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term     Van Kampen Universal Institutional Funds, Inc. -                   Above average return from a diversified
/ Long-Term Fixed     Van Kampen UIF Core Plus Fixed Income Portfolio  /(6)/             portfolio of fixed income securities
Income
                      --------------------------------------------------------------------------------------------------------------
                                        Medium to high quality fixed income investments of intermediate maturity
                      --------------------------------------------------------------------------------------------------------------
                      Federated Insurance Series -                                       Current income
                      Federated Fund for U.S. Gov't Securities II Portfolio /(2)/
                      --------------------------------------------------------------------------------------------------------------
                                                                 U.S. Government bonds
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Fixed      T. Rowe Price Fixed Income Series, Inc. -                          High level of current income consistent
Income                T. Rowe Price Limited-Term Bond Portfolio /(10)/                   with modest price fluctuations
                      --------------------------------------------------------------------------------------------------------------
                                              Short and intermediate-term investment grade debt securities
------------------------------------------------------------------------------------------------------------------------------------
Cash                  Federated Insurance Series -                                       Current income consistent with the
                      Federated Prime Money Fund II Portfolio /(2)/                      stability of principal
                      --------------------------------------------------------------------------------------------------------------
                                                         High-quality money market instruments
------------------------------------------------------------------------------------------------------------------------------------

(*) Asset Category designations are our own to help you gain insight into each investment portfolio's intended goal, but do not assure any investment portfolio will perform consistent with the categorization. Information contained in the investment portfolios' prospectuses should be read carefully before investing in any Subaccount.

Investment advisers of the Series Funds:

--------------------------------------------------------------------------------
We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each investment portfolio's investment goals and policies, a description of risks involved in investing in each of the portfolios and each portfolio's fees and expenses, is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.
--------------------------------------------------------------------------------

    /(1)/  Fred Alger Management, Inc.
    /(2)/  Federated Investment Management Company.
    /(3)/  Fidelity Management & Research Company.
    /(4)/ Fidelity Management & Research (U.K.) Inc., and Fidelity Management and Research (Far East) Inc., regarding research and investment recommendations with respect to companies based outside the United States.
    /(5)/  MFS(TM) Investment Management.
    /(6)/  Morgan Stanley Asset Management Inc.
    /(7)/  Pioneer Investment Management, Inc.

    /(8)/  Deutsche Investment Management Americas Inc.
    /(9)/  T. Rowe Price International, Inc.

    /(10)/ T. Rowe Price Associates, Inc.
    /(11)/ Deutsche Asset Management, Inc.

     The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios. Past performance may not be an indication of future performance.

     Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the investment portfolios that accompany this Prospectus.

     We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisors. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues could be substantial and may depend on the amount our Variable Account invests in the investment portfolios.

Adding, Deleting, or Substituting Variable Investment Options:

     We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any investment portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

     If an investment portfolio is eliminated, we will ask you to reallocate any amount in the eliminated investment portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements, and only after obtaining an exemptive order from the SEC, if required.

     If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as a management investment company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required; or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

[ ] FIXED RATE OPTIONS (may not be available in all states)

--------------------------------------------------------------------------------
All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed rate option disclosures in this Prospectus.
--------------------------------------------------------------------------------

     There are three fixed rate options: a fixed account and two systematic transfer accounts. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 3% per year, compounded annually. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. You cannot allocate more than $5,000 to the fixed account. We also will not accept any purchase payment or transfer from the Subaccounts which will result in a value in the fixed account in excess of $5,000. This limitation does not apply to premiums deposited in the systematic transfer accounts. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed rate options, please see the Policy.

Systematic Transfer Accounts

     A systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program"). You may only elect one program: the four-month or 12-month account. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. No additional funds may be allocated to a systematic transfer account after you purchase the Policy (except for funds designated to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or an IRA rollover or transfer) but additional purchase payments may be allocated to either systematic transfer account during the first seven Policy Years after you purchase the Policy as long as there are no amounts in the systematic transfer account at the time of such additional allocation.

     Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in either a four-month or twelve-month period (whichever you choose). We may credit a different rate of interest to the four-month account than to the 12-month account. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into any systematic transfer account. The systematic transfer accounts may not be used to practice "market timing", and we may disallow transactions involving this account on that basis.

Fixed Account and Systematic Transfer Accounts

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We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.
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     The fixed account and the systematic transfer accounts are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate purchase payments to the fixed account or transfer amounts from the Variable Account to the fixed account subject to the $5,000 limit set forth above. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

     We guarantee that money invested in any fixed rate option will earn an effective rate of interest which will yield at least 3% per year, compounded annually. However, we have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. You bear the risk. Once declared, we guarantee that any rate will last for the applicable period. Different rates of interest may be credited to each systematic transfer account and to the fixed account.

     We guarantee that, at any time prior to the Annuity Starting Date or the death of the Owner, the amount in your fixed account or systematic transfer account will not be less than:

     (i) the amount of purchase payments allocated or Accumulation Value transferred to the fixed account or systematic transfer account, less
     (ii) premium taxes or other taxes allocable to the fixed account or systematic transfer account, less
     (iii) any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals, allocable expenses or transfers to the Variable Account, less
     (iv)  charges for the returns benefit rider, if you elect this rider; plus
     (v) interest at a rate which is guaranteed to yield 3% per year, compounded annually, and plus
     (vi) excess interest (if any) credited to amounts in the fixed account or systematic transfer account.

[ ] TRANSFERS

     Subject to restrictions during the "right to examine period" and prior to the Annuity Starting Date, you may transfer Accumulation Value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount subject to these rules:

Transfer Rules:

     . We must receive notice of the transfer -- either Written Notice or an authorized telephone transaction.
     . The transferred amount must be at least $500, or the entire Subaccount value if it is less. If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.
     . The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. You cannot make more than 24 transfers in a Policy Year.
     . A transfer may not be made to the fixed account if the value in the fixed account is in excess of $5,000 after the transfer.
     .    A transfer from the fixed account:
          - may be made only once each Policy Year (unless the dollar cost averaging program or the systematic transfer account program is elected);
          -    is free;
          -    may be delayed up to six months (30 days in West Virginia);
          -    does not count toward the 12 free transfer limit; and
          - is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.


     . If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.
     . Transfers result in the cancellation of Accumulation Units in the Subaccount from which the transfer is made, and the purchase of Accumulation Units in any Subaccount to which a transfer is made.
     . We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

Third-Party Transfers:

     Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. Third-party transfers are subject to the same rules as all other transfers.


[ ] MARKET-TIMING RESTRICTIONS

     The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the investment portfolios and raise expenses. This in turn can have an adverse effect on performance of the investment portfolios and therefore your Policy's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. We reserve the right to restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. These restrictions will be uniformly applied.

1. Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things, the following factors:

     .    the total dollar amount being transferred;
     .    the number of transfers you made within the previous three months;
     . whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
     . whether your transfers are part of a group of transfers made by a third party on behalf of the individual Policy Owners in the group.

2. Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

     . reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
     . reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

     We will notify affected policyholders before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in the dollar cost averaging, STEP, asset allocation or rebalancing programs are not subject to these rules, nor are they subject to a transfer fee. See the sections of this Prospectus describing those programs for the rules of each program.


[ ] DOLLAR COST AVERAGING

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The dollar cost averaging and the STEP program are intended to result in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer units when the Accumulation Unit value is high. However, there is no guarantee that either program will result in a higher Accumulation Value or otherwise be successful.
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     Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

Dollar Cost Averaging Rules:

     .    The dollar cost averaging program is free.
     . We must receive notice of your election and any changed instruction -- either Written Notice or an authorized telephone transaction.
     . Automatic transfers can occur monthly, quarterly, semi-annually, or annually.
     . There must be at least $5,000 of Accumulation Value in the applicable Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.
     . Amount of each transfer must be at least $100, and must be $50 per Subaccount.
     . If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
     . Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
     . You may specify that transfers be made on the 1/st/ through the 28/th/ day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy monthly anniversary following the date the Policy's "right to examine" period ends.
     . You can limit the number of transfers to be made, in which case the program will end when that number has been made as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount remaining in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.
     . Transfers made according to the dollar cost averaging program do not count in determining whether a transfer fee applies.

[ ]  SYSTEMATIC TRANSFER ENROLLMENT PROGRAM ("STEP program")
     (may not be available in all states)

     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial purchase payment from a fixed interest rate account into variable investment options within either a four-month or a 12-month period, depending upon which time period you elect. You cannot transfer amounts from the STEP program to the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit a different interest rate on amounts in the systematic transfer account than on amounts in the other systematic transfer account or the fixed account.

STEP Program Rules:

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You cannot transfer amounts from the STEP program to the fixed account.
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     .  The STEP program is free.
     . Can only be selected on the initial application, for amounts transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or an IRA rollover or transfer, or for subsequent purchase payments in the first seven Policy Years only if there is no current balance in the systematic transfer account.
     . Must have at least $5,000 in a systematic transfer account to begin the program.
     .  You may only participate in one systematic transfer account, not both.
     . Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in either four or 12 equal monthly payments.
     .  Transfers must be at least $50 per Subaccount.
     . Upon receipt of funds by Section 1035 exchange or for an IRA rollover or transfer, or for subsequent purchase payments, the four or 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
     .  Cannot begin before the end of the Policy's "right to examine" period.
     . You may specify transfers be made on the 1/st/ through the 28/th/ day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfers will be made on the next Business
        Day). If you do not select a start date, the STEP program will begin on the next Policy monthly anniversary following the date the Policy's "right to examine" period ends.
     .  No transfers may be made into the systematic transfer account.
     . All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
     . The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

[ ]  ASSET ALLOCATION PROGRAM

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The asset allocation program does not protect against a loss, and might not achieve your goal.
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     The asset allocation program allows you to allocate purchase payments and Accumulation Value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below. The fixed rate options are not included in this program.

Asset Allocation Program Rules:

     .  The asset allocation program is free.
     . You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
     . Changed instructions, or a request to end this program, must also be by Written Notice or authorized telephone transaction.
     . You must have at least $10,000 of Accumulation Value to begin the asset allocation program.
     . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
     . The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.

     . We will not change an investment portfolio that is included in a model unless the portfolio is liquidated. If an investment portfolio is liquidated, you will receive multiple notices, and have an opportunity to elect a revised model. You will also have the option to invest the funds in the liquidated investment portfolio in another model or in any remaining investment portfolio. If you do not elect to participate in the revised model or any other investment option, your funds in the liquidated investment portfolio will be transferred to the Federated Prime Money Fund II. There will be no charge for any transfer of funds from the liquidated investment portfolio to the revised model, the Federated Prime Money Fund II, or any other investment option, and any such transfer or allocation will not count toward the 12 free transfer limit.


     The asset allocation program does not protect against a loss, and may not achieve your goal.

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                                                 ASSET ALLOCATION MODELS
                                                   CURRENT ALLOCATIONS
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                                           Principal         Portfolio        Income       Capital         Equity
                                           Conserver         Protector        Builder    Accumulator      Maximizer
                                         (conservative)     (moderately     (moderate)   (moderately    (aggressive)
                 Portfolio                      %         conservative) %        %       aggressive)%          %
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Fidelity VIP Index 500                               20                15           15             15             15
MFS Capital Opportunities Series                      0                 5           10             15             20
Pioneer Mid-Cap Value VCT                             0                 5           10             15             20
T. Rowe Price Equity Income                           0                 5           10             15             20
T. Rowe Price International Stock                     0                10           15             15             20
T. Rowe Price Limited-Term Bond                      50                30            0              0              0
Van Kampen UIF Emerging Markets Equity                0                 0            0              5              5
Van Kampen UIF Core Plus Fixed Income                30                30           40             20              0
--------------------------------------------------------------------------------------------------------------------

[ ]  REBALANCING PROGRAM

     The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semiannual, or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of any STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

Rebalancing Program Rules:

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The rebalancing program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.
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     .  The rebalancing program is free.
     . You must request the rebalancing program and give us your rebalancing instructions by Written Notice or an authorized telephone transaction.
     . Changed instructions, or a request to end this program must be by Written Notice.
     . You must have at least $10,000 of Accumulation Value to begin the rebalancing program.
     .  You may have rebalancing occur quarterly, semiannually or annually.
     . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

The rebalancing program does not protect against a loss and may not achieve your investment goals.

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IMPORTANT POLICY PROVISIONS

     The Ultra-Access Policy is a flexible purchase payment variable deferred annuity policy. The Policy allows you to save and invest your assets on a tax-deferred basis. A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you for as long as you live. In addition, if you die before those payments begin, the Policy will pay a death benefit to your Beneficiary. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy can be purchased as a tax-qualified or nonqualified annuity. The Policy remains in force until surrendered for its Cash Surrender Value, or all proceeds have been paid under an annuity payout option or as a death benefit.

[ ]  POLICY APPLICATION AND PURCHASE PAYMENTS

     Applications for the Ultra-Access Policy are no longer accepted.

Purchase Payment Requirements

     Your purchase payment checks should be made payable to "United of Omaha Life Insurance Company." We may postpone crediting any payment made by check to your Policy's Accumulation Value until your bank has honored the check. Payment by certified check, banker's draft, or cashier's check will be promptly applied. We may also postpone crediting any purchase payment until your allocation instructions are in good order. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct purchase payments from your bank account or other sources. We reserve the right to change the following purchase payment requirements.

     Additional Purchase Payments:
     ----------------------------

     - Must be at least $500; (except that we will accept electronic funds transfer amounts of at least $100).
     - Will not be accepted on or after the sooner of (i) the Policy anniversary following your 88/th/ birthday or (ii) your Annuity Starting Date.

Allocating Your Purchase Payments

     You must allocate your purchase payments to one or more of the variable investment or fixed rate options. The allocations in your Policy application will be used for additional purchase payments until you change your allocation. If you do not specify any allocation, we will not accept your purchase payment.

     -  Allocations must be in whole percentages, and total 100%.
     - The minimum allocation amount is $500 (or $100 for electronic funds transfer amounts).
     - You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to payments received on or after the date we receive your Written Notice or authorized telephone transaction.
     -  More than $5,000 cannot be allocated to the fixed account.
     - All purchase payments will be allocated pursuant to your instructions on record with us, except your initial purchase payment and any additional purchase payments received during your Policy's "right to examine" period may be subject to the following special requirements.

     "Right to Examine" Period Allocations:
     -------------------------------------

     We will allocate your net initial purchase payment to your selected Subaccounts and fixed rate options on the date of issue of the Policy. If you cancel your Policy during the "right to examine" period, we will return your Accumulation Value as of the date we receive your request. This may be more or less than your purchase payment. If required by your state, we instead will return your purchase payments.

[ ]  ACCUMULATION VALUE

     On your Policy's date of issue, the Accumulation Value equals the initial purchase payment less any charge for applicable premium taxes. On any Business Day thereafter, the Accumulation Value equals the sum of the Policy's values in the Variable Account and the fixed rate options. The Policy's Accumulation Value is expected to change from day to day, reflecting the expenses and investment experience of the selected investment portfolios (and interest earned in the fixed rate options) as well as the Policy's deductions for charges.

Variable Account Value

     The Policy's value in the Variable Account equals the sum of the Policy's Accumulation Values for each Subaccount. The Accumulation Value for each Subaccount equals:

          (a) the current number of Accumulation Units in the Subaccount for the Policy; multiplied by
          (b)  the current Accumulation Unit value.

     A net purchase payment, withdrawal or transfer allocated to a Subaccount is converted into Accumulation Units by dividing the dollar amount by the Accumulation Unit value for the applicable Subaccount for the day during which the net purchase payment or transfer is allocated to or transferred from the Subaccount. The initial Accumulation Unit value for each Subaccount was set at $10 when the Subaccount was established (except it was $1 for the Federated Prime Money Fund II Subaccount). The Accumulation Unit value may increase or decrease from one day to the next.

     The Accumulation Unit value for a Subaccount on any Business Day is calculated as follows:

          (a) The net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; minus
          (b) the cumulative unpaid charge for the mortality and expense risk charge, and the administrative expense charge; minus
          (c) any applicable charge for federal and state income taxes, if any; the result divided by
          (d) the total number of Accumulation Units held in the Subaccount on that date, before the purchase or redemption of any Accumulation Units on that day.

     Positive investment experience of the applicable portfolio will increase the Accumulation Unit values and negative investment experience will decrease the Accumulation Unit values. Expenses and deductions will have a negative effect on Accumulation Unit values.

Fixed Account Value

     The accumulation value of the fixed account on any Business Day equals:

          (a) the accumulation value at the end of the preceding Business Day; plus
          (b) any net purchase payments credited since the end of the previous Business Day; plus
          (c) any transfers from the Subaccounts credited to the fixed account since the end of the previous Business Day; minus
          (d) any transfers from the fixed account to the Subaccounts since the end of the previous Business Day; minus
          (e) any partial withdrawal and expenses taken from the fixed account since the end of the previous Business Day; plus
          (f)  interest credited on the fixed account balance.

Systematic Transfer Account Value

     The accumulation value of any systematic transfer account on any Business Day equals:

          (a)  the value at the end of the preceding Business Day; plus
          (b) any purchase payments credited since the end of the preceding Business Day; minus
          (c) any partial withdrawal, withdrawal charge and expenses taken from the systematic transfer account since the end of the preceding Business Day; minus

          (d) any transfers from the systematic transfer account to the Subaccounts since the end of the previous Business Day; plus
          (e)  interest credited on the systematic transfer account balance.

[ ]  TELEPHONE TRANSACTIONS

     Telephone Transactions Permitted

     .    Transfers.
     . Partial withdrawals of $10,000 or less by you (may be restricted in community property states).
     .    Change of purchase payment allocations.

     Telephone Transaction Rules:

     . Only you may elect. Do so on the Policy application or by prior Written Notice to us.
     . Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next Business Day.
     .    Will be recorded for your protection.
     . For security, you must provide your Social Security number and/or other identification information.
     .    May be discontinued at any time as to some or all Owners.
     . For any transaction that would reduce or impair the death benefit, consent from any irrevocable beneficiary is required.

     We are not liable for following telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

[ ]  DEATH OF ANNUITANT

     If the Annuitant is an Owner or joint Owner, the death of the Annuitant will be treated as the death of an Owner.

     If the Annuitant is not an Owner, and the Annuitant dies before the Annuity Starting Date, you may name a new Annuitant if such Owner is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If you do not name a new Annuitant, you will become the Annuitant.

     If the Annuitant is not an Owner, and the Annuitant dies on or after the Annuity Starting Date, we will pay you any remaining guaranteed annuity payments.

[ ]  DELAY OF PAYMENTS

     We will usually pay any amounts from the Variable Account requested as a partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payments of partial withdrawals or a cash surrender from the fixed account for up to six months (30 days in West Virginia) from the date we receive your Written Notice. We reserve the right to delay payments of partial withdrawals or a cash surrender from both the Variable Account and the fixed account until all of your purchase payment checks have been honored by your bank.

[ ]  MINOR OWNER OR BENEFICIARY

     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. In most states parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary payments to the minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

[ ]  POLICY TERMINATION

     We may cancel your Policy upon 60 days' notice to you if the Accumulation Value falls below $500. This cancellation would be a full surrender of the Policy. Upon Policy termination, premium taxes may apply.

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EXPENSES

     The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. These charges and fees will reduce the value of your Policy and the return on your investment. Each Series Fund also deducts expenses from each portfolio; those expenses are described in each investment portfolio prospectus.

[ ]  MORTALITY AND EXPENSE RISK CHARGE

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1.40% annual rate, deducted daily from net assets in the Variable Account.
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     We impose a daily charge to compensate us for the mortality and expense risks we have under the Policy. This charge is equal to an annual rate of 1.40% of the value of the net assets in the Variable Account, and will not increase. This charge is reflected in the Accumulation Unit values for each Subaccount.

     Our mortality risk arises from our obligation to make annuity payments and to pay death benefits prior to the Annuity Starting Date. The mortality risk we assume is that Annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an Annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy.

     Our expense risk is that our costs to administer your Policy will exceed the amount we collect through administrative charges.

     If the mortality and expense risk charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is profit to us. We expect a profit from this charge.

[ ]  ADMINISTRATIVE CHARGES

Policy Fee             $30 deducted annually for each Policy with Accumulation
                       Value equal to or less than $50,000. The Policy fee will
                       not be deducted from any Policy with Accumulation Value
                       more than $50,000.
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Administrative         0.20% annual rate, deducted daily from the net assets of
Expense Charge         each Subaccount.

     These charges help cover our cost to administer your Policy and will not increase.

     We deduct a Policy fee of $30 from your Policy's value in the Variable Account on the last Business Day of each Policy Year prior to the Annuity Starting Date (and upon a complete surrender). This fee is levied by canceling Accumulation Units. The Policy Fee is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account. This fee is waived if your Policy's Accumulation Value exceeds $50,000 on the last Business Day of the applicable Policy Year. This fee is also waived for employees of ours or our affiliated Mutual of Omaha Companies.

     We also deduct a daily charge to compensate us for the expenses that we incur to administer your Policy. This administrative expense charge is equal to an annual rate of 0.20% of the value of the Policy's assets in the Variable Account and will not increase. This charge is reflected in the Accumulation Unit values for each Subaccount. The administrative expense charge is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account.

[ ]  RETURNS BENEFIT CHARGE

--------------------------------------------------------------------------------
An annual charge of 0.40% on the Policy anniversary or on Policy surrender of the greater of (i) the death benefit calculated under the rider or (ii) Accumulation Value.
--------------------------------------------------------------------------------

     This charge compensates us for expenses and increased risks associated with providing the returns benefit. If you elect the returns benefit rider, we deduct an annual charge equal to the greater of 0.40% of (i) the death benefit set forth in the rider or (ii) Accumulation Value. This annual charge is calculated and assessed on the Policy anniversary. If the rider is surrendered between Policy anniversaries, we will deduct a pro rata portion of the charge. The charge will be allocated proportionately among the Subaccounts and the fixed rate accounts in accordance with the allocation of your Accumulation Value.

[ ]  TRANSFER FEE

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$10 per Subaccount transfer after 12 free transfers each Policy Year.
--------------------------------------------------------------------------------

     The first 12 transfers from Subaccounts are free. A transfer fee of $10 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred on the date of transfer. There is no fee for transfers from the fixed account, but only one transfer from the fixed account can be made per Policy Year (unless you have elected the dollar cost averaging program). Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. Dollar cost averaging, asset allocation, STEP program and rebalancing program transfers do not count toward the 12 free transfers. See the sections of this Prospectus describing those programs for the rules of each program.

[ ]  PREMIUM TAX CHARGE

--------------------------------------------------------------------------------
Varies, up to 3.5%.
--------------------------------------------------------------------------------

     Some states and municipalities levy a tax on annuity contracts issued by insurance companies, ranging up to 3.5% of your purchase payments. These tax rates, and the timing of the tax, vary and may change. Depending upon when the tax is paid by us in the state governing your Policy, if any, we deduct a charge for the tax (except in Oregon) we are obliged to remit either (a) from purchase payments as they are received, (b) upon surrender of the Policy, (c) upon your death, or (d) upon applying the Policy proceeds to an annuity payout option.

OTHER TAXES

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Currently, NONE.
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     No charges are currently made for taxes other than premium taxes. We reserve the right to levy charges in the future for taxes or other economic burdens resulting from taxes that we determine are properly attributable to the Variable Account.

[ ]  OTHER EXPENSES; INVESTMENT ADVISORY FEES

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See the INTRODUCTION AND SUMMARY section and each Series Fund's prospectus.
--------------------------------------------------------------------------------

     Each investment portfolio is responsible for its own expenses. The net asset value per share for each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each investment portfolio's prospectus which accompanies this Prospectus. These charges could be higher or lower in the future.

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POLICY DISTRIBUTIONS

     There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Starting Date. Taxes and tax penalties may apply to amounts taken out of your Policy before the Annuity Starting Date. Your Policy also provides several kinds of death benefits that may be paid upon your death prior to the Annuity Starting Date. All or part of a death benefit may be taxable.

[ ]  WITHDRAWALS

Withdrawals may be subject to:
     -  Income Tax
     -  Penalty Tax
     -  Premium Tax Charge

     You may withdraw all or part of your Policy's Cash Surrender Value prior to the Annuity Starting Date. Following a full surrender of the Policy, or at any time the Accumulation Value is zero, all your rights in the Policy end. Surrender requires you to return your Policy to us.

Systematic Withdrawal Plan

     The systematic withdrawal plan allows you to automatically withdraw payments of a predetermined dollar amount or fixed percentage of Accumulation Value from a specified investment option monthly, quarterly, semiannually or annually. Although this plan closely resembles annuity payments, each distribution is a withdrawal that may be taxable; you may wish to consult a tax adviser before requesting this plan.

Withdrawal Rules:

     . Withdrawals must be by Written Notice or authorized telephone transaction. The "Request for Systematic Withdrawal Plan" form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is received by us.
     . Withdrawals are made first from Policy earnings, then as a return of purchase payments.
     . Minimum withdrawal is $500 from any investment option ($100 for the systematic withdrawal plan).
     . Any partial withdrawal must leave an Accumulation Value of at least $500. If less than $500 remains in an investment option, we will treat your withdrawal request as a full withdrawal of that investment option.
     . No more than a pro rata amount (or 10% of the fixed account, whichever is less) may be withdrawn from the fixed account or systematic transfer account for any partial withdrawal. Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be complete in less time than originally anticipated. Only one withdrawal per year is allowed out of the fixed account.
     . Withdrawals result in cancellation of Accumulation Units from each applicable Subaccount and deduction of Accumulation Value from the fixed rate options in the ratio that the value of each such investment option bears to the Policy's total Accumulation Value (i.e., pro rata from each applicable investment option). If you do not specify which investment option(s) to take the withdrawal from, it will be taken from each investment option in the proportion that the Accumulation Value in each investment option bears to the Policy's total Accumulation Value.
     . Because a premium tax charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate to the Variable Account, the total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total purchase payments made.
     . Unless you give us Written Notice to not withhold taxes from a withdrawal, we must withhold 10% of the amount withdrawn to be paid as a federal tax, as well as any amounts required by state law to be withheld for state income taxes.
     . Withdrawals may be restricted or prohibited for certain qualified policies.

[ ]  ANNUITY PAYMENTS

Annuity payments:
     -  may be fixed or variable;
     - may be taxable as ordinary income, and if premature, subject to a tax penalty; and
     - a guaranteed minimum purchase value will be available if the returns benefit rider is elected.

     A primary function of an annuity contract, like this Policy, is to provide annuity payments to the payee(s) that you name. The level of annuity payments is determined by your Policy Accumulation Value, the Annuitant's sex (except where prohibited by law) and age, and the annuity payout option selected.

     Annuity payees must be individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any annuity payout option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or Annuitant's age or survival. Unless you specify otherwise, the payee is the Annuitant.

     Fixed Annuity Payments. Fixed annuity payments are based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. We have sole discretion whether or not to pay a higher rate for payout options 1, 2, 3, or 6 (see below). Current immediate annuity rates for the same class of annuities are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983a mortality table, and an interest rate which is guaranteed to yield 3% on an annual basis. Current interest rates, and further information, may be obtained from us.

     Fixed annuity payments are available under all six annuity payout options. The amount of each fixed annuity payment is set and begins on the Annuity Starting Date, and does not change.

     Variable Annuity Payments. Variable annuity payments, other than the first, vary in amount depending upon the investment performance of the applicable Subaccounts.

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"Annuity Purchase Value" is the Accumulation Value on the Annuity Starting Date reduced by the annual Policy fee, premium taxes, and income taxes and penalty tax.
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     The first variable annuity payment amount is determined by applying the Annuity Purchase Value allocated to variable annuity payments to the annuity table applicable to the payout option chosen. The tables are determined from the 1983a mortality table with an assumed investment rate of 4%. If more than one Subaccount has been selected, the Annuity Purchase Value of each Subaccount is applied separately to the annuity table to determine the amount of the first annuity payment attributable to that particular Subaccount.

     Subsequent annuity payment amounts (after the first) are the sum of: the number of Variable Annuity Units for each Subaccount as determined for the first annuity payment multiplied by the value of a Variable Annuity Unit for that Subaccount 10 days prior to the date the variable annuity payment is due. This amount may increase or decrease from month to month. The number of Variable Annuity Units for each Subaccount is calculated by dividing the dollar amount of the first payment attributable to that Subaccount by the annuity unit value as of the date the amount of the first payment is calculated.

     If the net investment return of a Subaccount for a payment period is equal to the pro rated portion of the assumed investment rate, the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period. To the extent that such return for a period falls short of the assumed interest rate, the payment for that period will be less than the payment for the prior period.

     Only annuity payout options 2, 4 and 6 are available for variable annuity payments.

Annuity Starting Date

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Only 4 transfers are allowed each Policy Year after the Annuity Starting Date.
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     You select the Annuity Starting Date by completing an election form that you can request from us at any time. The Annuity Starting Date may not be any earlier than the second Policy anniversary. This date may be as late as the Policy's annual anniversary date following the Annuitant's 95/th/ birthday (85/th/ in Pennsylvania or if the returns benefit rider is elected). Tax-qualified Policies may require an earlier Annuity Starting Date. You may change this date by sending Written Notice for our receipt at least 30 days before the then current Annuity Starting Date.

Transfers after the Annuity Starting Date

     After the Annuity Starting Date, you may transfer amounts applied to variable annuity payments from one Subaccount to another or to the fixed account. Transfers are based on the Variable Annuity Unit values for the Business Day during which we receive your transfer request. A designated number of Variable Annuity Units of the designated Subaccount(s) is exchanged for Variable Annuity Units of another Subaccount, the value of which is such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the exchange.

Selecting an Annuity Payout Option

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The longer the guaranteed or projected annuity payout option period, the lower the amount of each annuity payment.
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     You choose your annuity payout option by completing an election form that you can request from us at any time. You may change your selection during your life by sending Written Notice that we receive at least 30 days before the Annuity Starting Date. If no selection is made by then, we will apply Accumulation Value in the Variable Account to provide variable annuity payments, and Accumulation Value in the fixed account to provide fixed annuity payments, and annuity payments will be made under payout option 4 providing lifetime income with payments guaranteed for 10 years. We may pay your Policy proceeds in one sum if they are less than $2,000, or when the payout option chosen would result in periodic payments of less than $20.

     If you die before the Annuity Starting Date (and the Policy is in force), your Beneficiary may elect to receive the death benefit under one of the annuity payout options (unless applicable law or a settlement agreement dictates otherwise).

Annuity Payout Options

     Unless you elect a payout option with a guaranteed period or option 1 (described below), it is possible that only one annuity payment would be made under the annuity payout option if the Annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the Annuitant died before the due date of the third annuity payment, etc.

     Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service. (Withholding is mandatory for certain tax-qualified Policies.)

     The following annuity payout options are currently available:

1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

4) Lifetime Income. Proceeds are paid as monthly income during the Annuitant's life. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 1983a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable annuity payments, other than the first variable annuity payment, will vary in amount according to the investment performance of the applicable variable investment options.

Guarantees Available for the Lifetime Income Option.
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     Guaranteed Period - An amount of monthly income is guaranteed for a specified number of years, and thereafter as long as the Annuitant lives.

     Guaranteed Amount - An amount of monthly income is guaranteed until the sum of the payments equal the proceeds placed under the option and as long after that as the Annuitant lives.

5)   Lump-Sum. Proceeds are paid in one sum.

6) Alternative Schedules. We may be able to accommodate making annuity payments under other options, including joint and survivor periods. Contact us for more information.

[ ]  RETURNS BENEFIT RIDER

Introduction. The returns benefit rider is available for an extra charge. If you exercise this rider, you will be guaranteed a minimum annuity purchase value. In addition, if you die before your Annuity Starting Date, you may be entitled to an increased death benefit. Finally, if you do not exercise the returns benefit rider, you may be entitled to a partial return of rider charges.

Death Benefit. The death benefit provided by the returns benefit rider is equal to the greater of:

     (a) the death benefit provided by the death benefit provision of the Policy; or
     (b) the sum of net purchase payments reduced proportionately by any partial withdrawals, accumulated at 5% interest, up to but not more than a maximum of two times the Accumulation Value as of the date we receive notice of the Annuitant's death.

Guaranteed Minimum Annuity Purchase Amount. If the returns benefit rider remains in force on the Annuity Starting Date, you will have the option of electing the guaranteed minimum annuity purchase value. The guaranteed minimum annuity purchase value will be equal to the greater of:

     (a) the annuity purchase value that you would receive under the terms of the Policy, applied to our current annuity payment rates; or
     (b) the death benefit amount computed as set forth in the rider (which is described above) applied to the applicable guaranteed annuity payment rate, which is also set forth in the rider.

Several payout options are available under the returns benefit rider.

Partial Return of Rider Charges. If you terminate the returns benefit rider at any time within 60 days before the Annuity Starting Date, we will return 80% of the rider charges you have paid. We will credit this amount to the Subaccounts and fixed account according to your current allocation instructions for net purchase payments.

If you have not exercised the returns benefit rider by the Policy anniversary following your 85/th/ birthday, we will automatically return 80% of the rider charges as described above. The rider will then end on that Policy anniversary.

Annuity Starting Date. Under the terms of the rider, you choose the Annuity Starting Date, subject to the following rules:

     (a) the Annuity Starting Date cannot be earlier than the tenth anniversary of the Policy;
     (b) the latest Annuity Starting Date is the Policy anniversary following the Annuitant's 85/th/ birthday; and
     (c)  the Annuity Starting Date must be a Policy Anniversary.

You have the option of electing to take annuity payments under the terms of the Policy prior to the 10/th/ Policy anniversary, or on a date other than the Policy anniversary after the 10/th/ Policy anniversary, however, in that case the returns benefit rider will terminate and you will not be entitled to the partial refund of rider charges as described above.

Annuity Starting Date Notice. We will send a letter to your last known address approximately 90 days prior to your Annuity Starting Date. This letter will explain that you have the following options:

     (a) you can elect to exercise the guaranteed minimum annuity payment option on your Annuity Starting Date; or
     (b)  you can elect the partial return of rider charges provision; or
     (c) you can extend the Annuity Starting Date from one to five more Policy years, subject to the latest Annuity Starting Date allowed.

If you do not make an election prior to the Annuity Starting Date, we will automatically extend the Annuity Starting Date for one more Policy Year, subject to the latest Annuity Starting Date allowed. If you elect the annuity purchase value set forth in the Policy rather than the guaranteed minimum annuity purchase value within the sixty day period prior to the Annuity Starting Date, such election will also be deemed an election of the partial return of rider charges provision.

Rider Availability. The returns benefit rider is only available at the time the Policy is issued. The returns benefit rider may not be available in all states.

Rider Cost. The charge for the rider is 0.40% of the greater of (i) the death benefit calculated under the rider or (ii) Accumulation Value, assessed annually as of the Policy Anniversary. If the rider is surrendered between Policy anniversaries, we will deduct a prorata portion of the charge. The charge will be allocated proportionately among the Subaccounts and the fixed rate accounts in accordance with the allocation of your Accumulation Value.

[ ]  DEATH BENEFITS

     We will pay the death benefit after we receive necessary documentation of an Owner's death, or as soon thereafter as we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to an annuity payout option (including a lump-sum payment) to the extent allowed by applicable law (see "IRS Required Distributions," below) and any settlement agreement in effect at your death. If the Beneficiary does not make an annuity payout option election within 60 days of our receipt of Due Proof of Death regarding your death, we will issue a lump-sum payment to the Beneficiary.

     If an Owner of the Policy is a corporation, trust or other nonindividual, we treat the primary Annuitant as an Owner for purposes of determining payment of the death benefit. The "primary Annuitant" is that individual whose life affects the timing or the amount of the death benefit payout under the Policy.

A death benefit is payable upon:
     -  The Policy is currently in force;
     -  receipt of Due Proof of Death of the first Owner to die;
     -  election of an annuity payout option (or lump-sum payment); and
     -  proof that such Owner died before annuity payments begin.

"Due Proof of Death" is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

     If the Annuitant is an Owner or joint Owner, the Annuitant's death is treated as an Owner's death.

     If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.

     We will deduct a charge for any applicable premium tax not previously deducted from the death benefit payable.

Standard Death Benefit

     If you or a joint Owner dies before the Annuity Starting Date (and the Policy is in force) and the Beneficiary is not the Owner's surviving spouse, the Policy will terminate, and we will pay a death benefit to your Beneficiary. If the Beneficiary is the surviving spouse of the Owner, the spouse may either receive the death benefit and the Policy will terminate, or the surviving spouse can continue the Policy in force as the Owner. The death benefit equals the greater of:

     1) your Policy's Accumulation Value as of the end of the Business Day on which we receive due proof of death and an election of a payout option, less any charge for applicable premium taxes; or
     2) the sum of net purchase payments, reduced proportionately by partial withdrawals.

     A withdrawal will reduce the death benefit in the same proportion that the Accumulation Value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the death benefit by a fraction where the numerator is the amount of the withdrawal and the denominator is the Accumulation Value immediately prior to the withdrawal. Therefore, the reduction in the death benefit will exceed the amount withdrawn when the death benefit is greater than the Accumulation Value at the time of the withdrawal.

     ----------------------------------------------------------------------

     For example, assume that an Owner makes purchase payments of $100,000 and that the Accumulation Value of the Policy is $80,000 at the end of the third Policy Year. If the Owner withdraws $20,000 from the Policy, the death benefit will be reduced by the same percentage as the Accumulation Value is reduced at the time of the withdrawal. In this example, since the Accumulation Value is reduced by 25% ($20,000 divided by $80,000), the death benefit will be reduced by the same percentage resulting in a death benefit of $75,000 ($100,000 x 25% = $25,000 reduction in death benefit). Note that the death benefit was reduced by a dollar amount that was greater than the withdrawal amount.

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     If you or a joint Owner dies on or after the Annuity Starting Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid at least as rapidly as under the annuity payout option then in effect.

Accidental Death Benefit

     If you or any joint Owner dies from bodily injury sustained in a common carrier accident, we will pay double the standard death benefit instead of the amount otherwise payable.

     For the accidental death benefit to be payable, bodily injury must be sustained by the Owner while a passenger in a common carrier. Death must be independent of any sickness or other causes and must occur within 90 days of the date of the accident. We will pay only the standard death benefit if applicable, instead of the accidental death benefit, if the Owner's death results from the following: (a) suicide; (b) an act of declared or undeclared war; (c) an injury received while intoxicated; (d) an injury received while the Owner is under the influence of a controlled substance, unless administered on the advice of a physician; or (e) an injury received while committing a felony or engaged in an illegal occupation. The accidental death benefit may not be available in all states.

Beneficiary

     When the Owner dies, we will pay any unpaid guaranteed payments to your Beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.

     You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interests, they will share equally.

     If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Policy application or as subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.

     If the Beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.

     If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

IRS Required Distribution

     Federal law requires that if your Policy is tax non-qualified and you die before the Annuity Starting Date, then the entire value of your Policy must be distributed within five years of your death. Therefore, any death benefit must be paid within five years after your death. The five-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The Statement of Additional Information has a more detailed description of these rules. Other required distribution rules apply to tax-qualified Policies.

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FEDERAL TAX MATTERS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you take a distribution from the Policy. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a "Qualified Policy." If your annuity is independent of any formal retirement or pension plan, it is termed a "Nonqualified Policy." The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan.

[ ]  TAXATION OF NONQUALIFIED POLICIES

     If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Policy, the taxpayer generally must include in income any increase in the excess of the Accumulation Value over the investment in the Policy (generally, the purchase payments paid for the Policy) during the taxable year. There are some exceptions to this rule and a prospective owner should discuss these with a tax adviser.

     The following discussion generally applies to Policies owned by natural
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persons.
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 .   Withdrawals. When a withdrawal from a Nonqualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner's investment in the Policy (generally, the purchase payments paid for the Policy, reduced by any amount previously distributed from the Policy that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Policy.

..    Penalty Tax on Certain Withdrawals. In the case of a distribution from a
Nonqualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

  -  made on or after the taxpayer reaches age 59 1/2;
  -  made on or after an Owner's death;
  -  attributable to the taxpayer's becoming disabled; or
  - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Policy. You should consult a tax adviser with regard to exceptions from the penalty tax.

..    Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract and whether the returns benefit rider is elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

..    Lump Sum Payments and Proceeds Held on Deposit. Annuity payment amounts that are received as a lump sum payment or held on deposit are taxed in the same manner as a surrender of the Policy. In addition, any interest credited to an amount held on deposit is taxed currently as ordinary income.

..    Taxation of Death Benefit Proceeds. Amounts may be distributed from the
Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

..    Tax Shelter Regulations. Prospective owners should consult a tax adviser about the treatment of the

Policy under the Treasury Regulations applicable to tax shelters.

..    Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal alternative minimum tax, if the Owner is subject to that tax.

..    Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of the Policy, the designation of an Annuitant, the selection of certain Annuity Starting Dates, or the exchange of the Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax adviser as to the tax consequences.

..    Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

..    Multiple Policies. All Nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

..    Further Information. We believe that the Policy qualifies as an annuity contract for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Policy."

[ ]  TAXATION OF QUALIFIED POLICIES

     The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Policy may be subject to the terms of the retirement plan itself, regardless of the terms of the Policy. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Policy comply with the law. Also, you may wish to consult a tax and/or financial adviser regarding the use of the Policy within a qualified or other retirement plan, since the purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees and asset allocation models that most retirement plans do not provide.

..    Individual Retirement Accounts (IRAs), as defined in Section 408 of the
Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $3,000 or the amount of the owner's taxable compensation for the year. The contributions may be deductible in whole or in part, depending on the individual's adjusted gross income and whether the individual is an active participant in certain types of retirement plans. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA.

..    Roth IRAs, as described in Code Section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made
(1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from a Roth IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

..    Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant, or both may result if the Policy is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Policy. The standard death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

..    Tax-Sheltered Annuities under Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a policy that will provide an annuity for the employee's retirement. The Policy will only accept transfers from an existing tax-sheltered annuity contract, and will not accept direct payments of salary reduction contributions. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The standard death benefit could be characterized as an incidental benefit, the amount of which is limited in a tax-sheltered annuity. Because the death benefit may exceed this limitation, individuals using the Policy in connection with such plans should consult their tax adviser.

..    Other Tax Issues. Qualified Policies have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

     Distributions from Qualified Policies generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Eligible rollover distributions" from Section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

[ ]  POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

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MISCELLANEOUS

[ ]  DISTRIBUTOR OF THE POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policies. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS enters into contracts with various broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and may also be licensed as insurance agents to sell variable annuities. MOIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions paid to distributors may be up to 1 3/4% of purchase payments. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policy that are not described under the EXPENSES section of the Prospectus.

[ ]  SALES TO EMPLOYEES

     Certain distribution costs may be waived for sales to employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived. In addition, such employees may also be charged reduced mortality and expense risk fees, administrative expense charges and Policy fees.

[ ]  VOTING RIGHTS

     As required by law, we will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the Series Funds. The Series Funds may not hold routine annual shareholder meetings.

     As a Policy Owner, you may have a voting interest in the Series Fund you are invested in. You will receive proxy material, reports, and other materials relating to each Series Fund in which you have voting interests.

[ ]  DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

[ ]  LEGAL PROCEEDINGS

     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

[ ]  USA PATRIOT ACT NOTICE

     The USA Patriot Act requires financial institutions to notify their customers that the financial institution is required to collect information in order to verify the identity of the owner(s) of any policy or account. In order to satisfy our "Customer Identification Verification" obligation, we may require you to provide us with documents and information necessary to verify your identity. This verification process may include the use of third-party sources to verify the information provided to us.

[ ]  PRIVACY NOTICE

     We are obligated by law to provide you with our privacy notice on an annual basis. Our current privacy notice appears on the succeeding four pages.

                                 MUTUAL OF OMAHA
                       PRIVACY NOTICE-PERSONAL INFORMATION
--------------------------------------------------------------------------------

This Privacy Notice applies to the Personal Information of customers of the Mutual of Omaha companies. The companies include:
..  Mutual of Omaha Insurance Company
..  Mutual of Omaha Investor Services, Inc.
..  Mutual of Omaha Marketing Corporation
..  United of Omaha Life Insurance Company
..  United World Life Insurance Company
..  Companion Life Insurance Company
..  Exclusive Healthcare, Inc.
..  Omaha Property and Casualty Insurance Company
..  Mutual of Omaha Structured Settlement Company, Inc.
..  Mutual of Omaha Structured Settlement Company of New York, Inc.

This Notice applies to our current as well as former customers regardless of their state of residency unless otherwise specifically indicated in this Notice.

                        Why You Are Receiving This Notice

The federal Financial Services Modernization Act and state privacy laws require us to send you an annual Notice. This Notice describes how we collect, use, and protect the Personal Information you entrust to us.
Depending on the type of products you have with us, you may also receive a privacy notice required by a federal law which relates to the privacy of your medical information. That notice is titled "Privacy Notice -- Medical Information". Except as permitted or required by law, and as described in the "Privacy Notice - Medical Information", we do not disclose your medical information.

                              Personal Information

Personal Information means information that we collect about you such as name, address, Social Security number, income, marital status, employment and similar personal information.

                             Information We Collect

In the normal course of business we may collect Personal Information about you from:
..  Applications or other forms we receive from you.
..  Your transactions with us, such as your payment history.
..  Your transactions with other companies.
..  Mutual of Omaha websites (such as that provided through online forms, site visitor data and online information collecting devices known as "cookies").
..  Other sources (such as motor vehicle reports, government agencies and medical information bureaus).
..  Consumer-reporting agencies.

                           Your Personal Information

Sharing Within Mutual of Omaha

The law allows us to share much of your Personal Information among the Mutual of Omaha companies for many uses including the marketing of our own products. We may do so without your prior authorization, and the law does not allow you to restrict the sharing. The type of information we share could include:
..  Your name.
..  Your income.
..  Your Social Security number.
..  Other identifying information you give us.
..  Your transactions with us, such as your payment history.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                               YOUR PRIVACY CHOICE

Note: If you have already instructed us to not share your Personal Information or information about your creditworthiness, it is not necessary to respond again. Your request will remain on file with us until you request a change.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sharing With Third Parties: For All Customers Except Residents of Minnesota, New Mexico and Vermont

If you are a resident of any state except Minnesota, New Mexico or Vermont, we may share your Personal Information with third parties outside the Mutual of Omaha companies, such as banks and credit card companies. We do so to inform you about other products or services we or other companies offer that may interest you. We may also share your Personal Information with third parties that we contract with to perform functions on our behalf.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                              Your Right to Choose

If you are a resident of any state except Minnesota, New Mexico and Vermont, you have the right to tell us to not share your Personal Information with third parties outside the Mutual of Omaha companies. Even if you tell us to not share your Personal Information with third parties, we may still disclose your Personal Information for those purposes that are required or permitted by law. For example:
..  To respond to a judicial process or government regulatory authority.
..  To process an insurance product or service that you request.
..  To maintain or service your account, such as paying a claim.
.. To allow third parties with whom we have contracted to perform insurance functions on our behalf.

If you tell us to not share your Personal Information with third parties outside Mutual of Omaha, that instruction will apply to all the products you have with Mutual of Omaha. If there are multiple owners of any insurance product or service, any one of you may request that we not share information on behalf of yourself and the other owners.

We will honor your instructions for as long as you are our customer and for as long thereafter as we keep information about you.

If you wish to tell us to not share your Personal Information with third parties outside Mutual of Omaha, please tell us by telephone at 1-800-522-6912.

Sharing With Third Parties: For Customers Who Are Residents of Minnesota, New Mexico and Vermont

If you are a resident of Minnesota, New Mexico or Vermont, the laws of these states prevent us from sharing Personal Information about you with third parties outside the Mutual of Omaha companies. Unless you authorize us to do so, we may not share certain of your Personal Information with third parties. Since the Mutual of Omaha companies do not share such information with third parties, we are not requesting your authorization.

Vermont law also requires us to inform our customers residing in Vermont of the methods by which you may exercise your right to authorize us to share your Personal Information with third parties. At such time as we might request your authorization, we will inform you of those methods.

However, even without your authorization, we may share your Personal Information with third parties in those circumstances where sharing is permitted or required by law. For example:
..  To respond to a judicial process or government regulatory authority.
..  To process an insurance product or service that you request.
..  To maintain or service your account, such as paying a claim.
.. To allow third parties with whom we have contracted to perform insurance functions on our behalf.

We do not sell names or other information about our Minnesota, New Mexico and Vermont customers to third parties for marketing purposes.

We do not share the medical information of our Minnesota, New Mexico or Vermont customers except to the extent we are required or permitted to under federal or state law.

Sharing of Certain Information About Your Creditworthiness: For All Customers Except Residents of Vermont

If you are a resident of any state except Vermont, we may share certain information about your creditworthiness among the Mutual of Omaha companies. We do so to make it easier to do business with us. It also lets us better match our products and services with your needs. For example, one of our insurance companies may share information with another of our insurance companies. Creditworthiness includes:
..  Your marital status.
..  Your income.
..  Your employment history.
..  Your credit history.
If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.
If you prefer us to not share this information, please tell us by telephone at 1-800-522-6912.

Sharing of Certain Information About Your Creditworthiness: For Customers Who Are Residents of Vermont

If you are a resident of Vermont and you have given us your written consent, we may share information about your creditworthiness among the Mutual of Omaha companies. We do so to simplify doing business with us and to better match our products and services to your needs. Creditworthiness includes:
..  Your marital status.
..  Your income.
..  Your employment history.
..  Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.
We customarily request your written consent to the sharing of this information among our family of companies when you complete an application for one of our products or services. We will not share information about your creditworthiness without your prior written consent.

                        How We Protect Your Information

We restrict access to your Personal Information. It is given only to the employees of Mutual of Omaha and others who need to know the information to provide our insurance or financial services to you.
We have physical, electronic and procedural safeguards in place to make sure your Personal Information is protected. These safeguards follow legal standards and established security standards and procedures.

--------------------------------------------------------------------------------

                                 MUTUAL OF OMAHA
                            MONTANA PRIVACY ADDENDUM

The following additional information applies to residents of Montana.

                INFORMATION FROM INSURANCE-SUPPORT ORGANIZATIONS
Like most insurance companies, the Mutual of Omaha family of companies obtains personal information about applicants and policyholders from other organizations which are referred to as "insurance-support organizations".

These organizations furnish personal information about applicants and policyholders for use in a number of insurance transactions, such as underwriting and claims activity. These organizations may retain Personal Information about you and provide it to other persons or other companies.

                          YOUR RIGHTS UNDER MONTANA LAW
Under Montana law, you have the following rights regarding your Personal
Information:

Your Rights to Access Your Personal Information. Under Montana law, you have the right to access and obtain a copy of personal information which we have recorded about you. To exercise the right, you should:
..  Properly identify yourself with your full name and policy and/or account numbers.
..  Submit a written request to us for your personal information.
..  Generally describe the personal information you are requesting.

Within 30 days after the receipt of your request, we will inform you of the nature and substance of the personal information we have recorded about you. We may do so in writing, by telephone or other oral communication.

We will also provide a copy of your personal information to you within 30 days after the receipt of your request, as long as the information is reasonably locatable and retrievable by us.

We will also disclose to you the identity, if it was recorded, of those persons to whom we have disclosed your personal information in the 24-month period preceding the date of your request. In the unlikely event that the identity of the person to whom your personal information was disclosed was not recorded, we will provide you with a description of the types of persons to whom we normally disclose the type of personal information involved in your request.

We may charge you a nominal fee to provide you with copies of requested personal information. The fee will be calculated to allow us to recover our costs of providing the information to you.

Your Rights to Correct Your Personal Information. Montana law also gives you the right to correct, amend or delete personal information we may have recorded about you.

We will have 30 days after the receipt of such a request from you to act on it. Within that time, we will either take the action you request or notify you that we cannot do so. If we notify you that we cannot do so, we will:

..  Notify you in writing of our refusal to make the correction, amendment or deletion.
..  Give you the reasons for our refusal.
.. Inform you of your right to file a statement with the Montana Commissioner of Insurance about your disagreement with our action.

Disclosures of Your Medical Information. We are legally entitled in a limited number of circumstances to disclose medical information we may have about you. Under Montana law and upon written request to us, you are entitled to receive a record of disclosures of your medical records which we may make about you. If we do receive such a request from you, we will give you:

..  The name, address and institutional affiliation, if any, of each person receiving your medical information during the prior 3 years.
..  The date the person examined or received your medical information.
.. A description of the information disclosed, unless it would not be practical to provide such a description.

How to Exercise Your Rights. If you wish to exercise any of your rights under Montana law as provided for in this notice, please write to us at:

                         Mutual of Omaha
                         Attn. Privacy Notice
                         Mutual of Omaha Plaza
                         Omaha, NE 68175-0001

When you write to us, please provide us with your full name, complete address and your policy and/or account numbers.

--------------------------------------------------------------------------------

          ------------------------------------------------------------
          DO YOU HAVE QUESTIONS?

          If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: UNITED OF OMAHA, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Telephone 1-800-238-9354.
          ------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION

     You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this Prospectus by contacting us. You may also access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

     Here is the table of contents to our Statement of Additional Information:

                   Contents                                              Page(s)
--------------------------------------------------------------------------------
The Policy - General Provisions                                            2-3
   Owner and Joint Owner
   Entire Contract
   Deferment of Payment and Transfers
   Incontestability
   Misstatement of Age or Sex
   Nonparticipating
   Assignment
   Evidence of Age or Survival
--------------------------------------------------------------------------------
Federal Tax Matters                                                        3-4
   Tax Status of the Policy
   Taxation of United of Omaha
--------------------------------------------------------------------------------
State Regulation of United of Omaha                                         4
--------------------------------------------------------------------------------
Administration                                                              4
--------------------------------------------------------------------------------
Records and Reports                                                         4
--------------------------------------------------------------------------------
Distribution of the Policies                                                4
--------------------------------------------------------------------------------
Custody of Assets                                                           4
--------------------------------------------------------------------------------
Other Information                                                           5
--------------------------------------------------------------------------------
Financial Statements                                                        5
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                        THE ULTRA-ACCESS VARIABLE ANNUITY
                        ---------------------------------

               Issued through: UNITED OF OMAHA SEPARATE ACCOUNT C

       Offered by: UNITED OF OMAHA LIFE INSURANCE COMPANY ("we, us, our")

                              Mutual of Omaha Plaza
                              Omaha, Nebraska 68175

                                   ----------

     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Ultra-Access Variable Annuity Policy (the "Policy"). You may obtain a copy of the Prospectus dated May 1, 2004 by calling 1-800-238-9354 or by writing to us at: United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Terms used in the current Prospectus for the Policy have the same meaning in this Statement of Additional Information.

--------------------------------------------------------------------------------
         This Statement of Additional Information is not a prospectus.
You should read it only in conjunction with the prospectuses for the Policy and the Series Funds.
--------------------------------------------------------------------------------

Dated: May 1, 2004.

          Contents                                                       Page(s)
--------------------------------------------------------------------------------
The Policy - General Provisions                                            2-3
   Owner and Joint Owner
   Entire Contract
   Deferment of Payment and
   Transfers
   Incontestability
   Misstatement of Age or Sex
   Nonparticipating
   Assignment
   Evidence of Age or Survival
--------------------------------------------------------------------------------
Federal Tax Matters                                                        3-4
   Tax Status of the Policy
   Taxation of United of Omaha
--------------------------------------------------------------------------------
State Regulation of United of Omaha                                         4
--------------------------------------------------------------------------------
Administration                                                              4
--------------------------------------------------------------------------------
Records and Reports                                                         4
--------------------------------------------------------------------------------
Distribution of the Policies                                                4
--------------------------------------------------------------------------------
Custody of Assets                                                           4
--------------------------------------------------------------------------------
Other Information                                                           5
--------------------------------------------------------------------------------
Financial Statements                                                        5
--------------------------------------------------------------------------------

     The following provides additional information about us and the Policy that may be of interest to you and is not addressed in the Prospectus.

                         THE POLICY - GENERAL PROVISIONS
                         -------------------------------

Owner and Joint Owner
---------------------
     While you are alive, only you may exercise the rights under the Policy. You may change the Owner of the Policy as described below under "Assignment." If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

Entire Contract
---------------
     The entire contract is the Policy, as well as the data page and any riders to the Policy and the signed application, a copy of which will be attached to the Policy. All statements made in the application are deemed representations and not warranties. No statement, unless it is in the application, will be used by us to contest the Policy or deny a claim.
     Any change of the Policy and any riders requires the consent of our authorized officer. No agent or registered representative has authority to change or waive any provision of the Policy.
     We reserve the right to amend the Policy to meet the requirements of, or take advantage of, the Internal Revenue Code, regulations or published rulings. You can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

Deferment of Payment and Transfers
----------------------------------
     We will usually pay any amounts payable from the Variable Account as a result of a partial withdrawal or cash surrender within seven days after receiving Written Notice. We can postpone such payments or any transfers of amounts between Subaccounts or into the fixed account if:
          (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
          (b)  trading on the New York Stock Exchange is restricted;
          (c) an emergency exists as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or
          (d) the Securities and Exchange Commission permits delay for the protection of security holders.
     The applicable rules of the Securities and Exchange Commission will govern as to whether the conditions in (c) or (d) exist.
     We may defer payment of partial withdrawals or a surrender from the fixed account for up to six months from the date we receive Written Notice.
     We reserve the right to delay partial withdrawals or cash surrenders from both the Variable Account and the fixed account until all of your purchase payment checks have been honored by your bank.

Incontestability
----------------
     We will not contest the validity of the Policy after it has been in force during the lifetime of the Owner for two years from the date of its Issue.

Misstatement of Age or Sex
--------------------------
     We may require proof of the Annuitant's age before making any life annuity payment provided for by the Policy. If the Annuitant's age or sex has been misstated, the Annuity Starting Date and monthly annuity payments will be determined using the correct age and sex.
     If a misstatement of age or sex results in monthly annuity payments that are too large, the overpayments will be deducted from future monthly annuity payments. If we have made payments that are too small, the underpayments will be added to the next payment. Adjustments for overpayments or underpayments will include 6% interest.

Nonparticipating
----------------
     No dividends will be paid. Neither you nor the Beneficiary shares in our surplus earnings or profits.

Assignment
----------
     You may change the Owner of the Policy or pledge it as collateral by assigning it. No assignment is binding on us until we record and acknowledge it. The rights of any payee will be subject to a collateral assignment.
     If the Beneficiary designation is irrevocable, the Owner may be changed or the Policy assigned only upon Written Notice signed by both you and the Beneficiary. On the Annuity Starting Date, you may select another payee, but you retain all rights of ownership unless you sign an absolute assignment of the Policy.

Evidence of Age or Survival
---------------------------
     We may require proof of the age or survival of any Owner, Annuitant or payee. No payment will be made until we receive such proof.

                               FEDERAL TAX MATTERS
                               -------------------
Tax Status of the Policy
------------------------
     Diversification Requirements. Section 817(h) of the Internal Revenue Code (the "Code") provides that in order for a variable contract based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified." The Treasury regulations issued under Section 817(h) (Treas. Reg. Section 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Series Funds and their portfolios, intends to comply with those diversification requirements. We and the Series Funds have entered into agreements regarding participation in the Series Funds that requires the Series Funds and their portfolios to comply with the Treasury regulations.

     Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Subaccounts without being treated as owners of the underlying assets." As of the date of the Prospectus, no such guidance has been issued.
     The Owner's rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy values. These differences could result in you being treated as the Owner of a pro-rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in future regulations or rulings issued by the Treasury Department. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of a pro-rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

     Distribution Requirements. The Code also requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon your death. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if you die on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on your death. If you die before the Annuity Starting Date, the entire interest in your Policy must generally be distributed within five years after your death. This requirement can be satisfied if the entire interest in your Policy is used to purchase an immediate annuity under which payments will begin within one year of your death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is your surviving spouse, the Policy may be continued with your surviving spouse as the new Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policy satisfy all such Code requirements. The provisions contained in the Policy will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of United of Omaha
---------------------------
     We at present are taxed as a life insurance company under Part I of Subchapter L of the Code. The Variable Account is treated as part of us and, accordingly, is not taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or related economic burdens are incurred by us with respect to the Variable Account, we may make a charge to the Variable Account.

                       STATE REGULATION OF UNITED OF OMAHA
                       -----------------------------------

     We are subject to Nebraska law and to regulation by the Nebraska Department of Insurance. We file an annual statement with the Nebraska Department of Insurance covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the Nebraska Department of Insurance includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Nebraska Department of Insurance at all times and a full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.

                                 ADMINISTRATION
                                 --------------

     We perform all administration for your Policy.

                               RECORDS AND REPORTS
                               -------------------

     All our records and accounts relating to the Variable Account are maintained by us. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, we will mail to all Policy Owners at their last known address of record, at least annually, financial statements of the Variable Account and such other information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by applicable state and federal laws, rules, and regulations.

                          DISTRIBUTION OF THE POLICIES
                          ----------------------------

     We have discontinued the offering of the Policies as of June 1, 2003.


     Mutual of Omaha Investor Services, Inc. ("MOIS") is the principal underwriter of the Policies. The Policies have been distributed by MOIS through retail broker-dealers. Commissions payable to a broker-dealer will be up to 1 3/4% of Purchase Payments. For the fiscal year ended December 31, 2003, we paid $73,264 in total compensation to MOIS; of this amount MOIS retained $50,069 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers. In 2002, these amounts were $467,083 and $68,158 respectively. In 2001, these amounts were $64,958 and $4,842 respectively.


     Certain distribution costs may be waived for Policies owned by employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.

                               CUSTODY OF ASSETS
                               -----------------

     We hold the assets of each of the Subaccounts of the Variable Account. The assets of the Variable Account are segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Series Funds held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by our fidelity bond, presently in the amount of $10 million, covering the acts of our officers and employees.

                                OTHER INFORMATION
                                -----------------

     A registration statement has been filed with the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, refer to the instruments filed with the SEC. They may be accessed on the SEC's Web site: http://www.sec.gov.

                              FINANCIAL STATEMENTS
                              --------------------


     The financial statements of each of the Subaccounts which comprise United of Omaha Separate Account C as of December 31, 2003 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
     The statutory financial statements of United of Omaha Life Insurance Company as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
     The financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in each of the Subaccounts of United of Omaha Separate Account C. The primary business address of Deloitte & Touche LLP is First National Tower, 1601 Dodge Street, Suite 3100, Omaha, Nebraska 68102.

United of Omaha Life
Insurance Company
(A Wholly-Owned Subsidiary of
Mutual of Omaha Insurance Company)

Statutory Financial Statements and
Independent Auditors' Report as of
December 31, 2003 and 2002 and for the
years ended December 31, 2003, 2002 and 2001

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2003 and 2002, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 19.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United of Omaha Life Insurance Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2003.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of United of Omaha Life Insurance Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, on the basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain accounting practices as a result of the adoption by the Insurance Department of the State of Nebraska of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual-Version effective January 1, 2001.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 31, 2004

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
AS OF DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

ADMITTED ASSETS                                                   2003                 2002
Cash and invested assets:
   Bonds                                                    $   9,325,718,785   $   8,809,768,263
   Preferred stocks                                                55,316,600          54,716,261
   Common stocks - unaffiliated                                     1,416,581             324,925
   Common stocks - affiliated                                      86,244,016          86,863,578
   Mortgage loans                                                 939,141,574         825,141,726
   Real estate properties occupied by the Company, net
    of accumulated depreciation of $76,956,490 in 2003
    and $73,481,475 in 2002                                        66,689,673          69,610,498
   Investment real estate, net of accumulated
    depreciation of $497,031 in 2003 and $486,335 in 2002             264,737             275,434
   Real estate held for sale, net of accumulated
    depreciation of $22,877 in 2003 and $47,536 in 2002             3,841,717           6,932,226
   Contract loans                                                 151,548,072         150,237,687
   Cash and cash equivalents                                       78,408,728          87,965,000
   Short-term investments                                           7,000,001                   1
   Other invested assets                                          172,167,135         146,038,501
                                                            -----------------   -----------------
      Total cash and invested assets                           10,887,757,619      10,237,874,100
Investment income due and accrued                                 100,271,603         100,225,391
Premiums deferred and uncollected                                 128,423,097         164,773,195
Reinsurance recoverable                                           177,546,529         135,232,693
Receivable from parent, subsidiaries and affiliates                    39,938           3,533,767
Net deferred tax assets                                            69,998,313          75,067,149
Other assets                                                       26,000,503          21,971,353
Separate accounts assets                                        1,287,617,434       1,136,860,859
                                                            -----------------   -----------------
      Total admitted assets                                 $  12,677,655,036   $  11,875,538,507
                                                            =================   =================
LIABILITIES
Policy reserves:
   Aggregate reserve for policies and contracts             $   7,885,394,159   $   7,399,790,795
   Deposit-type contracts                                       1,796,951,544       1,995,363,948
   Policy and contract claims                                      84,928,264          77,731,953
   Other                                                          124,787,109         110,570,617
                                                            -----------------   -----------------
      Total policy                                              9,892,061,076       9,583,457,313
Interest maintenance reserve                                       27,008,378           4,193,572
Asset valuation reserve                                            62,611,334          36,089,068
General expenses and taxes due or accrued                          11,568,929           9,008,049
Federal income taxes due or accrued                                38,389,314           5,887,515
Payable to parent, subsidiaries and affiliates                     16,903,885           7,372,460
Other liabilities                                                 294,671,199          97,007,726
Separate accounts liabilities                                   1,287,474,741       1,132,464,644
                                                            -----------------   -----------------
      Total liabilities                                        11,630,688,856      10,875,480,347
                                                            -----------------   -----------------
SURPLUS
Capital stock, $10 par value, 900,000 shares authorized,
 issued and outstanding                                             9,000,000           9,000,000
Gross paid-in and contributed surplus                             162,723,580         162,723,580
Unassigned surplus                                                875,242,600         828,334,580
                                                            -----------------   -----------------
      Total surplus                                             1,046,966,180       1,000,058,160
                                                            -----------------   -----------------
      Total liabilities and surplus                         $  12,677,655,036   $  11,875,538,507
                                                            =================   =================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

                                                                2003              2002              2001
Income:
   Net premiums and annuity considerations                $ 1,436,257,064   $ 1,365,451,665   $ 1,367,382,800
   Net investment income                                      684,414,445       683,171,781       716,288,693
   Other income                                                84,926,596        72,006,877        77,071,797
                                                          ---------------   ---------------   ---------------
      Total income                                          2,205,598,105     2,120,630,323     2,160,743,290
                                                          ---------------   ---------------   ---------------
Benefits and expenses:
   Policyholder benefits                                    1,249,954,291     1,212,968,764     1,292,592,064
   Increase in policy reserves                                484,149,140       483,141,362       424,805,101
   Commissions                                                122,367,272       118,469,395       123,670,780
   Operating expenses                                         287,342,208       262,634,739       237,416,379
   Net transfers from separate accounts                       (92,078,732)      (63,286,145)      (54,352,834)
                                                          ---------------   ---------------   ---------------
      Total benefits and expenses                           2,051,734,179     2,013,928,115     2,024,131,490
                                                          ---------------   ---------------   ---------------
         Net gain from operations before federal income
          taxes and net realized capital losses               153,863,926       106,702,208       136,611,800
Federal income taxes                                           68,648,342        28,570,167        35,174,590
                                                          ---------------   ---------------   ---------------
         Net gain from operations before net realized
          capital losses                                       85,215,584        78,132,041       101,437,210
Net realized capital losses (net of taxes of
 $13,624,637, $4,719,429 and $802,307 and transfers to
 the interest maintenance reserve of $25,302,897,
 $8,764,654 and $1,489,999, respectively)                     (46,224,217)      (93,837,615)      (52,049,908)
                                                          ---------------   ---------------   ---------------
         Net income (loss)                                $    38,991,367   $   (15,705,574)  $    49,387,302
                                                          ===============   ===============   ===============

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

                                                2003               2002               2001
Capital stock                             $      9,000,000   $      9,000,000   $      9,000,000
                                          ----------------   ----------------   ----------------
Gross paid-in and contributed surplus:
   Balance at beginning of year                162,723,580         62,723,580         62,723,580
   Capital contribution                                 --        100,000,000                 --
                                          ----------------   ----------------   ----------------
   Balance at end of year                      162,723,580        162,723,580         62,723,580
                                          ----------------   ----------------   ----------------
Unassigned surplus:
   Balance at beginning of year                828,334,580        799,509,351        760,361,632
   Net income (loss)                            38,991,367        (15,705,574)        49,387,302
   Change in:
      Net unrealized capital gains
       (losses) (net of taxes of
       $5,839,308, $25,465,100 and
       $12,979,536, respectively)               10,224,865        (34,883,646)       (39,238,487)
      Net deferred income taxes                 28,819,276         22,502,137         33,693,166
      Non-admitted assets                      (26,702,079)        (1,475,335)       (68,701,298)
      Asset valuation reserve                  (26,522,266)        58,744,093         43,545,059
   Deferred gain on coinsurance, net of
    tax of $ 11,879,000                         22,061,000                 --                 --
   Other, net                                       35,857           (356,446)          (206,796)
   Cumulative effect of changes in
    accounting principles                               --                 --         20,668,773
                                          ----------------   ----------------   ----------------
   Balance at end of year                      875,242,600        828,334,580        799,509,351
                                          ----------------   ----------------   ----------------
Total surplus                             $  1,046,966,180   $  1,000,058,160   $    871,232,931
                                          ================   ================   ================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

                                                2003               2002               2001
Cash from (used for) operations:
   Net premiums and annuity
    considerations                        $  1,475,917,856   $  1,353,975,885   $  1,363,240,918
   Net investment income                       659,334,062        660,308,209        692,762,787
   Other income                                 83,315,987         79,175,065         78,046,004
   Policyholder benefits                    (1,240,079,324)    (1,131,124,831)    (1,194,671,845)
   Net transfers from separate accounts        103,116,908         49,604,667          4,702,763
   Commissions and operating expenses         (403,457,685)      (396,086,602)      (379,871,270)
   Federal income taxes paid to parent         (49,771,180)       (42,249,917)       (47,553,727)
                                          ----------------   ----------------   ----------------
         Net cash from operations              628,376,624        573,602,476        516,655,630
                                          ----------------   ----------------   ----------------
Cash from (used for) investments:
   Proceeds from investments sold,
    redeemed or matured:
      Bonds                                  3,012,602,112      1,941,330,949      1,693,340,318
      Common stocks                              3,764,030         10,666,240         53,406,462
      Mortgage loans                           124,937,205         81,105,658         71,573,613
      Real estate                                5,800,000                 --          8,375,000
      Other invested assets                     50,817,430         15,269,891         41,391,180
      Net gains (losses) on cash and
       short-term investments                       27,674              3,290             (4,254)
      Miscellaneous proceeds                       629,444           (218,447)         5,307,616
   Cost of investments acquired:
      Bonds                                 (3,476,024,889)    (2,681,440,388)    (2,249,861,186)
      Common stocks                             (4,902,418)                --        (56,269,540)
      Mortgage loans                          (241,815,073)       (69,596,385)       (86,503,885)
      Real estate                               (3,034,914)        (3,393,320)        (6,861,322)
      Other invested assets                    (77,636,689)       (53,736,834)       (47,849,495)
      Miscellaneous applications                (7,727,535)       (22,692,717)        47,146,354
      Net increase in contract loans            (1,310,385)        (2,200,955)        (4,664,601)
                                          ----------------   ----------------   ----------------
         Net cash used for investments        (613,874,008)      (784,903,018)      (531,473,740)
                                          ----------------   ----------------   ----------------
Cash from (used for) financing and
 miscellaneous sources:
   Capital contribution                                 --        100,000,000                 --
   Borrowed funds                              149,000,000          1,000,000                 --
   Net (increase) decrease in
    deposit-type contracts                    (198,412,404)       (30,222,633)       148,916,204
   Other cash provided                          32,353,516         24,580,603         17,429,296
                                          ----------------   ----------------   ----------------
         Net cash from (used for)
          financing                            (17,058,888)        95,357,970        166,345,500
                                          ----------------   ----------------   ----------------
Net change in cash and cash equivalents
 and short-term investments                     (2,556,272)      (115,942,572)       151,527,390
Cash and cash equivalents and
 short-term investments:
   Beginning of year                            87,965,001        203,907,573         52,380,183
                                          ----------------   ----------------   ----------------
   End of year                            $     85,408,729   $     87,965,001   $    203,907,573
                                          ================   ================   ================
Non-cash items:
   Real estate acquired in satisfaction
    of debt                               $      1,498,322   $             --   $             --
                                          ================   ================   ================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of Mutual of Omaha Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Operations - United of Omaha Life Insurance Company (the "Company") is a wholly owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the State of Nebraska. At December 31, 2003, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"); United World Life Insurance Company ("United World"); Mutual of Omaha Structured Settlement Company-Connecticut ("MOSSCO-CT") and Mutual of Omaha Structured Settlement Company of New York, Inc. ("MOSSCO-NY"). The Company offers a full portfolio of individual and group life insurance, annuities, pension products, and group health products, and has insurance licenses to operate in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Individual life insurance and annuity products are sold through a network of career agents, direct mail, brokers, financial planners and banks. Group business is produced by representatives located in Mutual of Omaha group offices throughout the country.

     Basis of Presentation - The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. The State of Nebraska has adopted the National Association of Insurance Commissioners' statutory accounting principles ("NAIC SAP") as the basis of its statutory accounting practices. In addition, the Commissioner of the Insurance Department of the State of Nebraska has the right to permit other specific practices that may deviate from prescribed practice.

     The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The most significant differences include:

     (a) Bonds are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based upon their classification according to the Company's ability and intent to hold or trade the securities.

     (b) Acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred, while under GAAP they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

     (c) NAIC SAP requires an amount be recorded for deferred taxes; however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets.

     (d) Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. The effect on reserves, if any, due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain (loss) from operations. GAAP policy reserves are based on the Company's estimates of mortality, interest and withdrawals.

     (e) The asset valuation reserve ("AVR") and interest maintenance reserve ("IMR") are established in the statutory financial statements.

     (f) Assets are reported under NAIC SAP at admitted asset value and non-admitted assets are excluded through a charge to surplus, while under GAAP, non-admitted assets are reinstated to the balance sheet, net of any valuation allowance.

     (g) Premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

     (h) Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP they are reported as an asset.

     (i) Comprehensive income and its components are not presented in the statutory financial statements.

     (j) Subsidiaries are included as common stock carried under the equity method, with the equity in net income of subsidiaries credited directly to the Company's surplus for NAIC SAP. GAAP requires consolidation of subsidiaries with net income of subsidiaries credited to the income statement.

     Use of Estimates - The preparation of financial statements requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining investment valuation, aggregate reserves for policies and contracts, policy and contract claims and deferred taxes. Actual results could differ from those estimates.

     The process of determining the fair value of investments and whether or not an investment is recoverable relies on projections of future cash flows, investment operating results and market conditions. Projections are inherently uncertain and, accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company's investment valuations are susceptible to the risk inherent in making such projections.

     Due to the length of annuity and life insurance contracts and the risks involved, the process of estimating the aggregate reserve for policies and contracts is inherently uncertain. Aggregate reserves are estimated using mortality tables and interest rate assumptions. Actual mortality and interest rates are likely to differ.

     Policy and contract claims represent the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

     Investments - Bonds not backed by loans are stated at amortized cost using the scientific method; except for bonds that are in or near default which are stated at lower of amortized cost or NAIC market value.

     Loan-backed securities and structured securities are included in bonds in the statutory statements of admitted assets, liabilities and surplus, and are stated at amortized cost; except for loan-backed securities and structured securities that are in or near default, which are stated at lower of amortized cost or NAIC market value. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions are obtained from original term sheets and offer memorandums with updates obtained externally. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

     Preferred stocks are stated at cost. Common stocks of unaffiliated companies are stated at NAIC market value and common stocks of affiliated companies (principally insurance companies) are carried on the equity basis. Changes in carrying value are recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

     Mortgage loans and contract loans are carried at the unpaid principal balance.

     Home office and investment real estate are valued at cost, less accumulated depreciation. Property held for sale is valued at the lower of depreciated cost or estimated fair value, less estimated selling costs. Depreciation is provided on the straight-line basis over the estimated useful lives, generally forty years, of the related assets.

     Cash equivalents are highly liquid debt securities with an original maturity of less than three months.

     Short-term investments include investments whose original maturities are one year or less and are stated at cost.

     Other invested assets include investments in limited partnerships, beneficial interests in leased or non-leased commercial aircraft, receivables for securities and derivative financial instruments. Limited partnerships are carried based upon the underlying GAAP equity of the investee with changes recorded in unrealized gains (losses) through surplus. Beneficial interests in commercial aircraft are carried at estimated fair value.

     When derivative financial instruments meet specific criteria they may be designated as accounting hedges and accounted for on either a fair value or amortized cost basis, in a manner consistent with the item hedged. Derivative financial instruments that are not designated as accounting hedges are accounted for on a fair value basis with changes recorded in unrealized gains (losses) through surplus.

     Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Realized gains and losses on the sale of investments are determined on the specific identification basis.

     Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to investment income. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is non-admitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is non-admitted.

     Property - Property is carried at cost less accumulated depreciation and amortization. The Company provides for depreciation of property using straight-line methods over the estimated useful lives of assets. Furniture and fixtures are generally depreciated over three to ten years. Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally depreciated over three to twenty years. Depreciation and amortization expense was $3,982,860, $3,899,648 and $4,112,630 for the years ended December 31, 2003, 2002 and 2001, respectively.

     Separate Accounts - The assets of the separate accounts in the statutory statements of admitted assets, liabilities and surplus are carried at fair value and consist primarily of common stock, mutual funds and commercial paper held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts and group annuity contracts. Deposits and premiums received from and benefits paid to separate account contract holders are reflected in the statutory statements of operations, but are offset by transfers to and from the separate accounts. Investment income and realized capital gains (losses) on the separate accounts are reflected net of amounts credited to contract holders in the statutory statements of operations. Mortality, policy administration and surrender charges to all separate accounts are included in other income.

     Policy Reserves and Deposit-Type Contracts - Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6%) and mortality (American Experience, 1941 CSO, 1958 CSO, 1960 CSG and 1980 CSO tables) as prescribed by regulatory authorities. Reserves for annuities using the Commissioners' Annuity Reserve Valuation Method ("CARVM") are computed on the basis of interest rates ranging from 2.5% to 12.75%.

     Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Tabular interest on deposit-type contracts is calculated by formula as described in the annual statement instructions.

     Policy and contract claims represent the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued.

     Reinsurance - In the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Balances are included in the statutory statements of admitted assets, liabilities and surplus, and the statutory statements of operations, net of reinsurance.

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established.

     During 2003, the Company ceased underwriting its variable life and annuity products. Effective December 31, 2003, the Company entered into modified coinsurance and coinsurance agreements to cede its variable life and annuity business on an indemnity basis. These reinsurance agreements resulted in a deferred gain of $22,061,000 (net of taxes of $11,879,000), which is reflected in unassigned surplus and will be amortized into operations as earnings emerge from the business reinsured.

     Asset Valuation Reserve and Interest Maintenance Reserve - The Company established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's investments in bonds, common and preferred stocks, mortgage loans, real estate and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest changes, are credited or charged to the AVR.

     The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

     Premiums and Annuity Considerations and Related Commissions - Premiums are recognized as income over the premium-paying period of the policies. Annuity considerations are recognized as revenue when received. Consideration received on deposit-type funds, which did not contain any life contingencies, is recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

     Fair Values of Financial Instruments - The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

          Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated using expected future cash flows, current market rates, credit quality and maturity date. At December 31, 2003, the Company had manufactured housing asset-backed securities with a fair value of $598,540,187 that was primarily estimated based upon expected future cash flows, current market rates, credit quality and maturity date. At December 31, 2002, the Company had manufactured housing asset-backed securities whose fair value of $643,130,942 was primarily estimated based upon bid quotations provided by a third party.

          Preferred Stocks - The fair values for preferred stocks are based on quoted market prices.

          Common Stocks - Unaffiliated - The fair values for unaffiliated common stocks are based on NAIC market value.

          Mortgage Loans - The fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

          Contract Loans - The carrying values of contract loans approximates their fair value as they may be repaid at any time.

          Cash and Cash Equivalents and Short-Term Investments - The carrying amounts for these instruments approximate their fair values.

          Deposit-Type Contracts - The fair values of deposit-type contracts are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the deposit-type contracts being valued.

          Derivative Financial Instruments - The fair values of derivative financial instruments are based upon quotations from dealers or other reliable sources.

     Vulnerability Due to Certain Risks and Concentrations - The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

          Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

          Interest-rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

          Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay.

     Other-Than-Temporary Declines in Fair Value - The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include: the Company's ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value; the duration and extent to which the fair value has been less than cost; and the financial condition and prospects of the issuer.

     The Company recognizes other-than-temporary impairments of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an other-than-temporary impairment is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized loss.

     For loan-backed securities, other-than-temporary impairments are recognized when a revaluation based on new prepayment assumptions results in a negative yield. When an other-than-temporary impairment is recognized, the cost basis of the loan-backed security is written down to the undiscounted estimated future cash flows and the amount of the write down is recorded as a realized loss.

     Reclassifications - Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

2.   ACCOUNTING CHANGES

     Changes in Accounting Principles as a Result of the Initial Implementation of Codification - Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - version effective January 1, 2001, are reported as changes in accounting principles. The cumulative effect of the changes in accounting principles is reported as an adjustment to surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of surplus at the beginning of the year and the amount of surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased surplus by approximately $20,700,000 as of January 1, 2001. Included in this total adjustment are reductions to surplus of approximately $5,300,000 related to guaranty funds, $8,600,000 related to pensions and $11,200,000 related to the non-admission of aircraft with increases to surplus of approximately $25,900,000 related to the interest maintenance reserve and $19,900,000 related to deferred tax assets.

3.   INVESTMENTS

     Bonds - The carrying value and estimated fair value of investments in bonds, including loan-backed securities, by type were as follows:

                                                      Gross            Gross
                                  Carrying         Unrealized        Unrealized         Estimated
                                    Value             Gains            Losses           Fair Value
At December 31, 2003
U.S. Government                $   135,212,548   $     4,608,600   $    (3,483,061)  $   136,338,087
States, territories and
 possessions                           543,916            12,332                --           556,248
Special revenue                     49,053,111         8,904,188                --        57,957,299
Public utilities                   439,723,818        34,812,595        (1,859,680)      472,676,733
Industrial and miscellaneous     3,642,262,019       313,604,813       (21,693,315)    3,934,173,517
Mortgage-backed securities       3,039,216,172       135,762,978       (27,024,191)    3,147,954,959
Asset-backed securities          2,019,707,201        55,344,771       (31,328,636)    2,043,723,336
                               ---------------   ---------------   ---------------   ---------------
   Total                       $ 9,325,718,785   $   553,050,277   $   (85,388,883)  $ 9,793,380,179
                               ===============   ===============   ===============   ===============
At December 31, 2002
U.S. Government                $   148,381,196   $    16,482,491   $       (76,016)  $   164,787,671
States, territories and
 possessions                         2,000,000            55,080                --         2,055,080
Special revenue                     67,046,532        15,526,219          (302,072)       82,270,679
Public utilities                   428,036,436        33,083,635        (2,833,923)      458,286,148
Industrial and miscellaneous     3,526,849,700       320,441,382       (34,126,583)    3,813,164,499
Mortgage-backed securities       2,353,464,363       173,556,463        (1,602,920)    2,525,417,906
Asset-backed securities          2,283,990,036        96,359,510       (66,818,062)    2,313,531,484
                               ---------------   ---------------   ---------------   ---------------
   Total                       $ 8,809,768,263   $   655,504,780   $  (105,759,576)  $ 9,359,513,467
                               ===============   ===============   ===============   ===============

     Bonds that were in or near default (NAIC 6) at December 31, 2003 and 2002 are carried at fair value which was $28,456,104 and $45,909,240, respectively, less than amortized cost.

     An aging of unrealized losses on the Company's investments in bonds at December 31, 2003, was as follows:

                             Less Than 12 Months                12 Months or Longer                        Total
                      ---------------------------------   -------------------------------   ---------------------------------
                                           Unrealized                        Unrealized                          Unrealized
                         Fair Value           Loss          Fair Value          Loss           Fair Value           Loss
U.S. Government       $     78,210,750   $   (3,483,061)  $           --   $           --   $     78,210,750   $   (3,483,061)
States, territories
 and possessions                    --               --               --               --                 --               --
Special revenue                     --               --               --               --                 --               --
Public utilities            51,942,356       (1,859,680)              --               --         51,942,356       (1,859,680)
Industrial and
 miscellaneous             511,943,449      (20,356,022)      33,250,730       (1,337,293)       545,194,179      (21,693,315)
Mortgage-backed
 securities                257,044,318      (27,024,191)              --               --        257,044,318      (27,024,191)
Asset-backed
 securities                288,735,798      (12,217,045)     297,768,017      (19,111,591)       586,503,815      (31,328,636)
                      ----------------   --------------   --------------   --------------   ----------------   --------------
Total bonds           $  1,187,876,671   $  (64,939,999)  $  331,018,747   $  (20,448,884)  $  1,518,895,418      (85,388,883)
                      ================   ==============   ==============   ==============   ================   ==============

     The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Based on an evaluation of the prospects of the issuers, including, but not limited to, the Company's intentions to sell or ability to hold the investments; the length of time and magnitude of the unrealized loss; and the credit ratings of the issuers, the Company has concluded that the declines in fair values of investments in bonds at December 31, 2003 are temporary.

     At December 31, 2003 and 2002, the Company had manufactured housing asset-backed securities with a carrying value of $606,502,873 and $670,324,617, respectively.

     The Company's bond portfolio is primarily comprised of investment grade securities. Based on ratings by the NAIC, investment grade bonds comprised 89.7% and 89.2% of the Company's total bond portfolio at December 31, 2003 and 2002, respectively.

     The carrying value and estimated fair value of bonds at December 31, 2003, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer.

                                             Carrying          Estimated
                                              Value            Fair Value
Due in one year or less                  $    192,379,376   $    195,109,284
Due after one year through five years       1,273,109,340      1,359,956,950
Due after five years through ten years      1,723,205,371      1,849,383,124
Due after ten years                         1,078,101,325      1,197,252,526
Mortgage-backed and asset-backed
 securities                                 5,058,923,373      5,191,678,295
                                         ----------------   ----------------
   Total                                 $  9,325,718,785   $  9,793,380,179
                                         ================   ================

     Proceeds from the sale of bonds were $672,826,380, $455,819,563 and $458,527,968 during the years ended December 31, 2003, 2002 and 2001, respectively. Realized gains from the sales of bonds were $42,614,486, $17,056,583 and $10,298,051 during the years ended December 31, 2003, 2002 and 2001, respectively. Realized losses from the sales of bonds were $7,211,381, $2,739,229 and $12,917,180 during the years ended December 31,
     2003, 2002 and 2001, respectively. Net realized capital losses for the years ended December 31, 2003, 2002 and 2001 included losses of $29,623,237, $79,495,286 and $6,000,000, respectively, resulting from other-than-temporary declines in the fair value of bonds.

     Bond income due and accrued of $13,522,590, $5,240,449 and $0 was excluded from investment income during the years ended December 31, 2003, 2002 and 2001, respectively.

     Mortgage Loans - The Company invests in mortgage loans collateralized principally by commercial real estate. During 2003, the maximum and minimum lending rates for mortgage loans were 8.10% and 3.225%, respectively. At December 31, 2003, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 79.25%. Companion participates in certain of the Company's mortgage loans.

     Net realized capital losses for the years ended December 31, 2003, 2002 and 2001 include losses of $3,627,824, $0 and $3,081,354, respectively, resulting from impairments of mortgages. Total impaired loans as of December 31, 2003 and 2002 and the associated interest income were not material.

     The Company's mortgage loans finance various types of commercial properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 2003 and 2002 were as follows:

                           2003               2002
Pacific              $    214,834,903   $    140,103,288
South Atlantic            213,031,032        179,316,858
West South Central        130,857,334        125,498,015
East North Central        106,958,869        104,844,164
West North Central         79,371,584         61,754,005
Mountain                   65,783,853         60,239,879
Mid Atlantic               62,513,329         79,891,880
East South Central         47,772,931         50,095,033
New England                18,017,739         23,398,604
                     ----------------   ----------------
                     $    939,141,574   $    825,141,726
                     ================   ================

     Limited Partnerships- Net realized capital losses for the years ended December 31, 2003, 2002 and 2001 include losses of $11,043,282, $17,284,599 and $9,458,219, respectively, resulting from other-than-temporary declines in fair value of limited partnerships. The fair values of the limited liability partnerships were determined using underlying audited GAAP financial statements.

     Fair Value of Financial Instruments - The carrying values and estimated fair values of the Company's financial instruments at December 31, were as follows:

                                             2003                                2002
                                  Carrying          Estimated         Carrying         Estimated
                                    Value          Fair Value           Value          Fair Value
Financial Assets:
Bonds                          $ 9,325,718,785   $ 9,793,380,179   $ 8,809,768,263   $ 9,359,513,467
Preferred stock                     55,316,600        55,316,600        54,716,261        54,716,261
Common stocks - unaffiliated         1,416,581         1,416,581           324,925           324,925
Mortgage loans                     939,141,574     1,028,101,645       825,141,726       907,134,106
Contract loans                     151,548,072       151,548,072       150,237,687       150,237,687
Short-term investments               7,000,001         7,000,001                 1                 1
Cash and cash equivalents           78,408,728        78,408,728        87,965,000        87,965,000
Derivative financial
 instruments                           789,827           789,827         1,715,102           580,839
Financial Liabilities:
Deposit-type contracts           1,796,951,544     1,814,309,355     1,995,363,948     1,995,813,595
Derivative financial
 instruments                                --         2,311,237                --         1,212,236

4.   DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments to reduce exposure to market volatility associated with assets held or liabilities incurred. Additionally, derivatives are used to change the characteristics of the Company's asset/liability mix, consistent with the Company's risk management activities. Senior management monitors the Company's derivative financial instruments. The Company's risk of loss is typically limited to the fair value of its derivative financial instruments with positive fair values and not to the notional or contractual amounts of the derivative instruments. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the transactions. The Company has strict policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

     The following table summarizes the Company's derivative financial instruments:

                                                  Contract/
                                                  Notional         Carrying          Credit          Estimated
                                                   Amount           Value           Exposure         Fair Value
At December 31, 2003
   Interest rate swaps                         $   19,000,000   $           --   $       92,392   $      (791,217)
   Interest rate caps                             225,000,000          307,327               --           307,327
   Equity-linked options                              156,778          482,500               --           482,500
   Foreign currency swap agreements                18,000,000               --          228,424        (1,520,020)
                                               --------------   --------------   --------------   ---------------
      Total derivative financial instruments   $  262,156,778   $      789,827   $      320,816   $    (1,521,410)
                                               ==============   ==============   ==============   ===============
At December 31, 2002
   Interest rate swaps                         $   21,500,000   $           --   $      147,272   $    (1,212,236)
   Interest rate caps                             355,000,000        1,715,102               --           580,839
                                               --------------   --------------   --------------   ---------------
      Total derivative financial instruments   $  376,500,000   $    1,715,102   $      147,272   $      (631,397)
                                               ==============   ==============   ==============   ===============

5.   INCOME TAXES

     The Company is included in a consolidated federal income tax return with the following affiliates: Mutual of Omaha Insurance Company; Omaha Indemnity Company; Omaha Property and Casualty Insurance Company; Exclusive Healthcare, Inc.; Mutual of Omaha of South Dakota & Community Health Plus HMO, Inc.; Mutual of Omaha Health Plans, Inc.; Ingenium Benefits, Inc.; Adjustment Services, Inc.; KFS Corporation; Kirkpatrick, Pettis, Smith, Polian Inc.; KP Capital Markets, Inc.; KPM Investment Management, Inc.; Kirkpatrick Pettis Trust Company; Mutual of Omaha Holdings, Inc.; Mutual of Omaha Investor Services, Inc.; Mutual of Omaha Marketing Corporation; innowave incorporated; Mutual of Omaha Structured Settlement Company; Mutual of Omaha Structured Settlement Company of New York, Inc.; Companion Life Insurance Company; and United World Life Insurance Company.

     Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision for federal income tax expense is based on separate return calculations with credit for net operating losses and capital losses allowed only as each company would utilize such losses on a separate return basis.

     Under federal income tax law prior to 1984, the Company was allowed certain special deductions that are accumulated in a memorandum tax account designated as the "policyholders' surplus account." Generally, this policyholders' surplus account will become subject to tax at the then current tax rates only if certain distributions are deemed to be paid out of the account. Management believes that the chance that those conditions will exist is not likely. At December 31, 2003, the Company has accumulated $31,615,000 in its policyholders' surplus account. Deferred taxes have not been provided on this amount.

     The Company's tax returns have been examined by the Internal Revenue Service through 1997. Management believes the final resolution of all income tax issues for 1997 and prior will not have a material impact on the Company's financial statements.

     The Company paid federal income taxes of $78,055,443, $36,853,993 and $33,125,811 during the years ended December 31, 2003, 2002 and 2001, respectively, which are available for recoupment in the event that the Company incurs future net losses.

     Federal income taxes incurred for the years ended December 31, consist of the following major components:

                                         2003           2002           2001

Current federal income taxes        $  68,648,342  $  28,570,167  $  35,174,590
Capital gains                          13,624,637      4,719,429        802,307
                                    -------------  -------------  -------------
                                       82,272,979     33,289,596     35,976,897
Change in net deferred income
 taxes                                (28,819,276)   (22,502,137)   (33,693,166)
                                    -------------  -------------  -------------
Total federal income taxes
 incurred                           $  53,453,703  $  10,787,459  $   2,283,731
                                    =============  =============  =============

     Reconciliations between income taxes based on the federal tax rate and the effective tax rate for the years ended December 31, were as follows:

                                                   2003              2002              2001
Net gain from operations before federal
 income taxes and net realized capital
 losses                                      $   153,863,926   $   106,702,208   $   136,611,800
Net realized capital losses before federal
 income taxes and transfers to IMR                (7,296,683)      (80,353,532)      (49,757,602)
                                             ---------------   ---------------   ---------------
Total pretax income                              146,567,243        26,348,676        86,854,198
Statutory tax rate                                        35 %              35 %              35 %
                                             ---------------   ---------------   ---------------
Expected federal income tax expense               51,298,535         9,222,037        30,398,969
Reinsurance transaction                            8,631,350                --                --
Prior year tax expense (benefit)                    (787,115)        2,863,380        (9,944,671)
Dividends received deduction                      (4,384,447)       (4,260,618)       (9,787,600)
Amortization of IMR                                 (870,832)           21,893           373,598
Other                                               (433,788)        2,940,767        (8,756,565)
                                             ---------------   ---------------   ---------------
   Total federal income taxes incurred       $    53,453,703   $    10,787,459   $     2,283,731
                                             ===============   ===============   ===============

     The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities at December 31 were as follows:

                                                   2003              2002             Change
Deferred Tax Assets
Deferred acquisition costs                   $    89,031,690   $    82,935,975   $     6,095,715
Policy reserves                                   87,350,672        81,656,682         5,693,990
Bonds and other invested assets                   57,520,551        39,283,556        18,236,995
Non-admitted assets                               18,619,621        36,688,008       (18,068,387)
Expense accruals and other prepaid income          6,813,460         5,107,368         1,706,092
Other                                                904,951                --           904,951
                                             ---------------   ---------------   ---------------
Total deferred tax assets                        260,240,945       245,671,589        14,569,356
Non-admitted deferred tax assets                (157,384,341)     (129,335,537)      (28,048,804)
                                             ---------------   ---------------   ---------------
Admitted deferred tax assets                 $   102,856,604   $   116,336,052   $   (13,479,448)
                                             ===============   ===============   ===============
Deferred Tax Liabilities
Depreciable assets                           $   (21,781,071)  $   (19,452,824)  $    (2,328,247)
Unrealized gains                                  (1,387,312)       (1,109,639)         (277,673)
Other                                             (9,689,908)      (20,706,440)       11,016,532
                                             ---------------   ---------------   ---------------
Deferred tax liabilities                     $   (32,858,291)  $   (41,268,903)  $     8,410,612
                                             ===============   ===============   ===============
Net admitted deferred tax assets             $    69,998,313   $    75,067,149   $    (5,068,836)
                                             ===============   ===============   ===============

     The change in net deferred income taxes during the years ended December 31, is comprised of the following:

                                                   2003              2002             Change
Deferred tax assets                          $   260,240,945   $   245,671,589   $    14,569,356
Deferred tax liabilities                         (32,858,291)      (41,268,903)        8,410,612
                                             ---------------   ---------------   ---------------
Net deferred tax assets                      $   227,382,654   $   204,402,686        22,979,968
                                             ===============   ===============
Tax effect of unrealized gains                                                         5,839,308
                                                                                 ---------------
Change in net deferred income taxes                                              $    28,819,276
                                                                                 ===============

                                                   2002              2001             Change
Deferred tax assets                          $   245,671,589   $   183,794,679   $    61,876,910
Deferred tax liabilities                         (41,268,903)      (27,359,230)      (13,909,673)
                                             ---------------   ---------------   ---------------
Net deferred tax assets                      $   204,402,686   $   156,435,449        47,967,237
                                             ===============   ===============
Tax effect of unrealized losses                                                     (25,465,100)
                                                                                 ---------------
Change in net deferred income taxes                                              $    22,502,137
                                                                                 ===============

                                                   2003              2002             Change

Deferred tax assets                          $   183,794,679   $   160,172,385   $    23,622,294
Deferred tax liabilities                         (27,359,230)      (50,409,638)      (23,050,408)
                                             ---------------   ---------------   ---------------
Net deferred tax assets                      $   156,435,449   $   109,762,747        46,672,702
                                             ===============   ===============
Tax effect of unrealized losses                                                      (12,979,536)
                                                                                 ---------------
Change in net deferred income taxes                                              $    33,693,166
                                                                                 ===============

6.   RELATED PARTY TRANSACTIONS

     The Company received common stock dividends from Companion on March 12, 2003 and March 12, 2002 totaling $6,500,000 and $6,300,000, respectively.
     The Company also received common stock dividends from United World on March 26, 2003 and August 29, 2002 totaling $2,900,000 and $3,000,000, respectively.

     The Company received a capital contribution of $100,000,000 from its parent, Mutual of Omaha, on August 28, 2002. The contribution consisted of cash in the amount of $25,261,585 and securities having a fair value of $74,738,415 and an amortized cost of $71,548,986.

     Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, share certain resources such as personnel, operational and administrative services, facilities, information and communication services, employee benefits administration, investment management, advertising and general management services. Most of the expenses related to these resources are paid by Mutual of Omaha and subject to allocation among Mutual of Omaha and such subsidiaries. Management believes the measures used to allocate expenses among companies are within industry guidelines and practices.

     Under the terms of a reinsurance treaty effective June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of group health and accident and life insurance product lines are shared equally by the Company and Mutual of Omaha. The amounts ceded were as follows:

At December 31,                           2003          2002

Aggregate reserve for policies and
 contracts                           $ 126,485,403  $ 112,062,417
                                     =============  =============
Policy and contract claims           $  72,303,205  $  87,455,693
                                     =============  =============

Year Ended December 31,                   2003          2002           2001

Premium considerations               $ 308,253,279  $ 390,746,568  $ 459,407,678
                                     =============  =============  =============
Policyholder benefits                $ 222,341,803  $ 314,033,577  $ 372,549,099
                                     =============  =============  =============
Group reinsurance settlement
 expense (included in operating
 expenses)                           $   8,528,231  $  14,512,872  $  10,264,217
                                     =============  =============  =============

     The Company also assumes group and individual life insurance from Companion. The amounts assumed related to the treaties with Companion were as follows:

At December 31,                          2003           2002

Aggregate reserve for policies and
 contracts                           $ 109,899,096  $ 107,440,272
                                     =============  =============
Policy and contract claims           $   2,770,317  $   2,442,070
                                     =============  =============
Funds held under reinsurance
 treaties                            $ 115,720,529  $ 110,531,483
                                     =============  =============

Year Ended December 31,                  2003           2002           2001

Premium considerations               $   6,165,093  $   6,584,061  $  15,087,591
                                     =============  =============  =============
Policyholder benefits                $   8,290,074  $   8,638,710  $   5,560,531
                                     =============  =============  =============

7.   SHORT-TERM BORROWINGS

     The Company and Mutual of Omaha on a joint basis have entered into certain unsecured line of credit agreements that allow for maximum borrowings of $250,000,000. At December 31, 2003 and 2002, the Company had outstanding borrowings, which are included in other liabilities, of $75,000,000 and $0, at weighted average interest rates of 1.12% and 0%, respectively. During the years ended December 31, 2003 and 2002, the Company incurred interest expense on these lines of credit of $685,363 and $502,576, respectively.

     The Company and Mutual of Omaha have a bilateral unsecured internal borrowing agreement of $100,000,000. At December 31, 2003 and 2002, the Company had outstanding borrowings under this agreement, which are included in other liabilities, $10,000,000 and $11,000,000, respectively. Mutual of Omaha did not have any outstanding borrowings under this agreement at December 31, 2003 and 2002.

     Companion has a $25,000,000 revolving credit agreement with the Company. At December 31, 2003 and 2002, there were no amounts outstanding under this revolving credit agreement.

     In 2003 the Company entered into agreements to sell and repurchase securities. Under these agreements, the Company obtains the use of funds for a period not to exceed 30 days. Maximum borrowings allowed under these agreements are $300,000,000. The Company had borrowings under this agreement of $75,000,000 at an average rate of 1.09% at December 31, 2003.

     The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is not reflected in the accompanying statutory statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company had securities loans to third parties of $155,874,000 and $152,625,000 as of December 31, 2003 and 2002,
     respectively.

     The above agreements are primarily used to facilitate the purchase of long-term investments.

8.   EMPLOYEE BENEFIT PLANS

     The Company participates in three plans sponsored by its parent, Mutual of Omaha. These plans are a qualified, non-contributory defined benefit pension plan, a 401(k) profit sharing defined contribution plan and a post-retirement benefit plan that provides certain health care and life insurance benefits for retirees. Substantially all employees are eligible for the defined benefit pension plan and the 401(k) plan, while employees hired before 1995 may become eligible for the post-retirement benefit plan. The Company has no legal obligation for benefits under these plans. Mutual of Omaha allocates expense amounts for these plans to the Company based on salary ratios. The Company's share of net expense for these plans for the years ended December 31, were as follows:

                                          2003           2002          2001

Defined benefit pension plan         $   6,600,379  $   2,351,154  $   2,133,643
401(k) profit sharing defined
 contribution plan                       3,679,842      2,118,099      1,599,849
Postretirement benefit plan              3,489,977      2,912,782      2,797,229

     Plan assets for the defined benefit pension plan include group annuity contracts issued by the Company of $474,792,785 and $414,679,036 at December 31, 2003 and 2002, respectively. Plan assets for the postretirement benefit plan are invested in a guaranteed investment contract issued by the Company of $30,832,269 and $24,865,632 at December 31, 2003 and 2002, respectively.

9.   SURPLUS AND DIVIDEND RESTRICTIONS

     The portion of unassigned surplus represented or reduced by each item below as of December 31, is as follows:

                                    2003             2002            2001

Unrealized gains               $   18,979,240   $    8,754,374   $   43,638,020
Non-admitted assets              (210,583,259)    (183,881,180)    (182,405,845)
Asset valuation reserve           (62,611,334)     (36,089,068)     (94,833,161)
Separate account business             142,693        4,396,215        5,624,581
Deferred tax assets               227,382,654      204,402,686      156,435,449
Deferred gain on coinsurance       22,061,000               --               --

     Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities.

10.  COMMITMENTS AND CONTINGENCIES

     The Company has unfunded investment commitments for bond investments, mortgage loans and limited partnerships of $149,965,916 and $178,861,377 as of December 31, 2003 and 2002, respectively.

     Securities with an amortized cost of $5,521,409 and $5,219,366 at December 31, 2003 and 2002, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

     As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company has estimated its costs related to past insolvencies and has recorded a liability for guaranty fund assessments of $19,240,539 and $17,868,039 as of December 31, 2003 and 2002, respectively. The Company has recorded a tax asset for premium tax credits of $13,674,072 and $12,865,479 as of December 31, 2003 and 2002, respectively.

     Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position, results of operations, or cash flows.

11.  LEASES

     The Company and Mutual of Omaha rent office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under leases as of December 31, 2003 were:

2004                                    $    16,511,087
2005                                         13,821,750
2006                                          6,792,123
2007                                          4,470,711
2008                                          2,130,173
Thereafter                                      724,562
                                        ---------------
Total                                   $    44,450,406
                                        ===============
     The Company and Mutual of Omaha's rental expense for the years ended December 31, 2003, 2002 and 2001 was $20,124,565, $18,701,785, and
     $18,688,830 respectively.

12.  DIRECT PREMIUMS WRITTEN

     The Company's direct accident and health premiums written by third-party administrators were $36,351,990, $20,173,589 and $26,875,110 during the years ended December 31, 2003, 2002 and 2001, respectively.

13.  RETROSPECTIVELY RATED CONTRACTS

     The Company estimates accrued retrospectively rated premium adjustments for its group life and health insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

     The amount of net premiums earned by the Company that were subject to retrospective rating features were approximately $89,800,000, $73,600,000 and $85,000,000 during the years ended December 31, 2003, 2002 and 2001, respectively. These net premiums represent 42.9%, 38.7% and 44.3% of the total net premium for group business during the years ended December 31, 2003, 2002 and 2001, respectively.

14.  AGGREGATE RESERVE FOR POLICIES AND CONTRACTS

     The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

     Substandard reserves for plans introduced prior to 1989 are set equal to the excess of the reserve calculated using the appropriate substandard multiple mortality table over the reserve calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method. Substandard reserves for plans introduced after 1988 are set equal to the unearned portion of the substandard premiums.

     At December 31, 2003 and 2002, the Company had insurance in force with a face value of $109,898,875 and $127,748,929, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Nebraska. Reserves to cover the above insurance totaled $1,121,294 and $1,288,371 at December 31, 2003 and 2002, respectively.

15. ANALYSIS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

At December 31, 2003                          Amount        % of Total

Annuity Reserves and Deposit Funds
 Liabilities:
   Subject to discretionary withdrawal:
      With market value adjustment       $    701,458,570           8.3 %
      At book value less current
       surrender charge of 5% or more         919,200,082          10.8 %
      At market value                         665,825,568           7.9 %
                                         ----------------  ------------
      Total with adjustment or at
       market value                         2,286,484,220          27.0 %
      At book value without adjustment
       (minimal or no charge)               3,678,117,133          43.3 %
Not subject to discretionary withdrawal     2,514,550,760          29.7 %
                                         ----------------  ------------
Gross total                                 8,479,152,113         100.0 %
                                                           ============
Reinsurance ceded                             102,807,311
                                         ----------------
Net total                                $  8,376,344,802
                                         ================

At December 31, 2002                          Amount        % of Total

Annuity Reserves and Deposit Funds
 Liabilities:

   Subject to discretionary withdrawal:
      With market value adjustment       $    824,072,203          10.2 %
      At book value less current
       surrender charge of 5% or more         939,381,484          11.6 %
      At market value                       1,037,999,741          12.8 %
                                         ----------------  ------------
      Total with adjustment or at
       market value                         2,801,453,428          34.6 %
      At book value without adjustment
       (minimal or no charge)               3,014,327,363          37.3 %
Not subject to discretionary withdrawal     2,272,304,108          28.1 %
                                         ----------------  ------------
Gross total                                 8,088,084,899         100.0 %
                                                           ============
Reinsurance ceded                              19,936,279
                                         ----------------
Net total                                $  8,068,148,620
                                         ================

     The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the State of Nebraska, and is provided to reconcile annuity reserves and deposit-type funds and other liabilities without life or disability contingencies to amounts reported in the statutory statements of admitted assets, liabilities and surplus as of December 31:

2003
Life and Accident and Health Annual Statement:           Amount

Exhibit 5, Annuities section, net total             $  5,341,097,265
Exhibit 5, Supplementary Contracts with
 Life Contingencies Section, net total                    19,507,222
Exhibit of Deposit-Type Contracts,
 Line 14, Column 1                                     1,796,951,544
                                                    ----------------
                                                       7,157,556,031
Separate Accounts Annual Statement:
   Exhibit 3, Line 0299999, Column 2                     552,963,203
   Page 3, Line 2, Column 3                              665,825,568
                                                    ----------------
Total                                               $  8,376,344,802
                                                    ================

2002
Life and Accident and Health Annual Statement:           Amount

Exhibit 5, Annuities section, net total             $  5,017,356,336
Exhibit 5, Supplementary Contracts with
 Life Contingencies Section, net total                    17,428,595
Exhibit of Deposit-Type Contracts,
 Line 14, Column 1                                     1,995,363,948
                                                    ----------------
                                                       7,030,148,879
Separate Accounts Annual Statement:
   Exhibit 3, Line 0299999, Column 2                     563,112,735
   Page 3, Line 2, Column 3                              474,887,006
                                                    ----------------
Total                                               $  8,068,148,620
                                                    ================

16.  PREMIUMS DEFERRED AND UNCOLLECTED

     Deferred and uncollected life insurance premiums and annuity considerations at December 31 are as follows:

                              2003                          2002
                  ----------------------------  ----------------------------
                                    Net of                        Net of
Type                  Gross         Loading         Gross         Loading

Ordinary New
 Business         $  29,377,199  $  11,139,858  $  25,303,273  $   7,429,146
Ordinary Renewal     83,772,731     94,786,065    138,154,542    143,974,184
Group Life           23,496,808     22,497,174     14,301,185     13,369,865
                  -------------  -------------  -------------  -------------
Total             $ 136,646,738  $ 128,423,097  $ 177,759,000  $ 164,773,195
                  =============  =============  =============  =============

17.  SEPARATE ACCOUNTS

     Information regarding the nonguaranteed separate accounts of the Company is as follows:

For the year ended December 31,                2003              2002

Premiums, considerations or deposits     $     37,901,370  $     46,078,319
                                         ================  ================

Transfers as reported in the statutory
 statements of operations of the
 separate accounts annual statement:
   Transfers to Separate Accounts        $     37,901,370  $     46,078,319
   Transfers from Separate Accounts           151,563,742       109,364,464
                                         ----------------  ----------------
   Net transfers                             (113,662,372)      (63,286,145)
   Reinsurance expense allowance               21,583,640                --
                                         ----------------  ----------------
Net transfers as reported in the
 statutory statements of operations      $    (92,078,732) $    (63,286,145)
                                         ================  ================
At December 31,
Reserves by valuation basis:
   Market value                          $  1,265,500,458  $  1,078,606,372
                                         ================  ================
Reserves by withdrawal characteristics:
   Market value                          $  1,265,500,458  $  1,078,606,372
                                         ================  ================

18.  EDP EQUIPMENT AND SOFTWARE

     Electronic data processing ("EDP") equipment and operating and nonoperating software are carried at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years. Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

     EDP equipment and operating and nonoperating software consisted of the following at December 31:

                                               2003              2002

Electronic data processing equipment     $     66,764,984  $     71,692,890
Operating system software                       5,002,913         5,002,913
Nonoperating system software                   11,222,354        11,222,354
Accumulated depreciation                      (82,915,029)      (86,520,881)
Assets non-admitted                                    --          (363,047)
                                         ----------------  ----------------
                                         $         75,222  $      1,034,229
                                         ================  ================

     Depreciation expense related to EDP equipment and operating and nonoperating software was $1,398,655, $4,919,126 and $8,929,031 for the years ended December 31, 2003, 2002 and 2001, respectively.

19. RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS TO GAAP NET INCOME AND EQUITY

     As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. These practices differ from GAAP. The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                            2003               2002               2001
Statutory net income (loss)           $     38,991,367   $    (15,705,574)  $     49,387,302
Future policy benefits and
 policyholder account balances             (34,135,945)         5,012,144          6,883,740
Deferred policy acquisition costs           28,330,011         32,081,647         36,986,550
Deferred income taxes and other tax
 reclassifications                          42,989,408         11,862,288         (3,455,702)
Valuation of investments                    31,041,386         (2,157,327)       (10,334,467)
Earnings of subsidiaries                     2,170,475          2,598,297        (15,442,085)
Other                                      (23,830,812)        11,043,503          2,866,058
                                      ----------------   ----------------   ----------------
GAAP net income                       $     85,555,890   $     44,734,978   $     66,891,396
                                      ================   ================   ================

                                            2003               2002
Statutory surplus                     $  1,046,966,180   $  1,000,058,160
Future policy benefits and
 policyholder account balances            (235,459,319)      (285,160,353)
Deferred policy acquisition costs          852,854,477        885,348,668
Deferred income taxes                     (379,807,678)      (426,765,636)
Valuation of investments                   491,557,584        572,427,917
Statutory asset valuation reserve           62,611,334         36,089,068
Subsidiary equity                           59,435,799         61,585,917
Statutory interest maintenance
 reserve                                    27,008,378          4,193,572
Reinsurance transaction                    (70,622,014)                --
Other                                       (6,365,712)        (3,464,693)
Non-admitted assets                        210,583,259        183,881,180
                                      ----------------   ----------------
GAAP equity                           $  2,058,762,288   $  2,028,193,800
                                      ================   ================

UNITED OF OMAHA
SEPARATE ACCOUNT C

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS' REPORT AS OF
DECEMBER 31, 2003 AND FOR THE PERIODS
ENDED DECEMBER 31, 2003 AND 2002

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the United of Omaha Separate Account C as of December 31, 2003, and the related statements of operations and changes in net assets for each of the periods in the two year period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting United of Omaha Separate Account C as of December 31, 2003, and the results of their operations and changes in their net assets for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 31, 2004

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2003

                                                                          Market (Carrying) Value
                                                --------------------------------------------------------------------------------
                                                                  Contracts in     Contracts in
                                                                  Accumulation        Payout
                                                                   (Deferred)     (Annuitization)                       Units
ASSETS                                               Cost            Period           Period          Net Assets     Outstanding
                                                --------------   --------------   ---------------   --------------   -----------
Investments:
   Alger:
      American Growth                           $   37,456,057   $   27,632,862   $         2,726   $   27,635,588     1,457,642
      American Small Capitalization                 19,170,374       14,053,602             1,584       14,055,186     1,264,631
   Federated:
      Prime Money Fund II                           16,777,977       16,777,977                --       16,777,977    13,646,684
      Fund for U. S. Government Securities II       22,468,759       22,962,863                --       22,962,863     1,532,099
   Fidelity:
      VIP Asset Manager                                174,307          164,104                --          164,104         9,371
      VIP Asset Manager: Growth                     25,324,248       20,713,706             6,979       20,720,685     1,197,977
      VIP Asset Manager: Growth SVC CL 2                69,928           76,454                --           76,454         7,946
      VIP Contrafund                                39,976,777       38,358,454             3,288       38,361,742     1,603,952
      VIP Contrafund SVC CL 2                          282,799          347,171                --          347,171        32,389
      VIP Equity Income                             37,694,328       37,181,727             2,008       37,183,735     1,872,380
      VIP Equity Income SVC CL 2                       280,995          331,873                --          331,873        33,877
      VIP Growth                                       324,563          232,494                --          232,494        10,125
      VIP Index 500                                 49,850,211       44,147,881                --       44,147,881     3,312,691
      VIP Index 500 SVC CL 2                         1,791,614        2,145,644                --        2,145,644       242,414
      VIP Mid Cap                                      601,909          663,826                --          663,826        47,240
   MFS:
      Capital Opportunities Series                  25,852,142       20,238,898                --       20,238,898     1,476,949
      Capital Opportunities Series SC                  818,673          901,675                --          901,675       124,866
      Emerging Growth Series                        35,294,333       20,920,526             2,338       20,922,864     1,293,464
      Emerging Growth Series SC                         77,288           78,007                --           78,007        11,197
      High Income Series                            10,074,368       10,949,811                --       10,949,811       757,423
      High Income Series SC                            164,387          182,690                --          182,690        16,108
      Research Series                               22,029,089       15,743,460             2,169       15,745,629     1,011,166
      Research Series SC                                25,921           28,318                --           28,318         3,629
      Strategic Income Series                        6,463,211        7,157,350                --        7,157,350       541,764
      Strategic Income Series SC                       147,719          152,990                --          152,990        12,780
   Pioneer:
      Equity Income VCT                              3,016,894        3,067,147                --        3,067,147       292,585
      Fund VCT                                       2,057,243        2,099,740                --        2,099,740       251,666
      Growth Shares VCT                                341,675          375,754                --          375,754        63,828
      Mid Cap Value VCT                             17,463,551       21,405,058                --       21,405,058     1,201,248
      Mid Cap Value VCT II                           1,320,746        1,723,891                --        1,723,891       149,172
      Real Estate Shares VCT                         5,407,579        6,775,561                --        6,775,561       400,646
      Real Estate Shares VCT II                        261,438          323,455                --          323,455        23,191
      Small Cap Value VCT                              271,449          297,055                --          297,055        21,881
   Scudder:
      Bond                                              35,799           38,771                --           38,771         2,383
      Global Discovery                               5,171,109        5,096,464                --        5,096,464       302,467
      Growth and Income                              7,197,786        6,006,653                --        6,006,653       570,837
      International                                 15,771,072       12,981,609             2,138       12,983,747     1,052,902
      International B                                   86,661          109,068                --          109,068        13,130
      Money Market                                      66,285           66,285                --           66,285        50,767
      VIT EAFE(R) Equity Index Fund                  1,229,456        1,286,796                --        1,286,796       191,923
      VIT Small Cap Index Fund                       2,251,927        2,606,679                --        2,606,679       244,925

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2003

                                                                          Market (Carrying) Value
                                                --------------------------------------------------------------------------------
                                                                  Contracts in     Contracts in
                                                                  Accumulation        Payout
                                                                   (Deferred)     (Annuitization)                       Units
ASSETS                                               Cost            Period           Period          Net Assets     Outstanding
                                                --------------   --------------   ---------------   --------------   -----------
Investments:
T. Rowe Price
      Equity Income                             $   50,606,085       54,725,856             2,263   $   54,728,119     2,579,747
      International Stock                           33,725,008       28,645,471             2,062       28,647,533     2,489,545
      Limited-Term Bond                             32,234,982       33,084,127                --       33,084,127     2,325,171
      New America Growth                            17,864,501       14,580,304             2,030       14,582,334       854,332
      Personal Strategy Balanced                    26,582,630       27,772,756             4,231       27,776,987     1,395,466
   Van Kampen
      UIF Emerging Markets Equity                    2,618,734        3,500,147                --        3,500,147       344,939
      UIF Core Plus Fixed Income                    31,035,000       31,911,573                --       31,911,573     2,465,269
      UIF Core Plus Fixed Income II                         --               --                --               --            --
      UIF Technology                                    51,954           60,371                --           60,371        10,897
                                                --------------   --------------   ---------------   --------------   -----------
         Total invested assets                  $  609,861,541   $  560,684,954   $        33,816   $  560,718,770
                                                ==============   ==============   ===============   ==============
LIABILITIES                                     $           --   $           --   $            --   $           --
                                                ==============   ==============   ===============   ==============
         Net assets                             $  609,861,541   $  560,684,954   $        33,816   $  560,718,770
                                                ==============   ==============   ===============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Alger
                                               -----------------------------------------------------------------
                                                                                            American
                                                       American Growth                Small Capitalization
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003              2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $       14,852   $           --   $           --
Expenses:
   Mortality and expense risk                        (313,838)        (384,190)        (129,954)        (170,087)
   Administrative charges                             (58,965)         (74,556)         (25,235)         (33,207)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                      (372,803)        (443,894)        (155,189)        (203,294)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                        (10,922,246)      (3,808,552)      (5,556,422)     (10,230,669)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                      (10,922,246)      (3,808,552)      (5,556,422)     (10,230,669)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                              20,057,331      (11,448,002)      10,045,991        4,890,566
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                         8,762,282      (15,700,448)       4,334,380       (5,543,397)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             347,801          828,450          112,528          221,806
   Transfers between subaccounts
    (including fixed accounts), net                (7,282,502)       4,009,558         (216,987)      (2,075,031)
   Transfers for contract benefits and
    terminations                                   (5,002,082)      (6,135,906)      (2,514,980)      (2,337,088)
   Contract maintenance charges                       (96,015)        (153,346)         (40,273)         (56,597)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                            (12,032,798)      (1,451,244)      (2,659,712)      (4,246,910)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets            (3,270,516)     (17,151,692)       1,674,668       (9,790,307)
Net assets at beginning of period                  30,906,104       48,057,796       12,380,518       22,170,825
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $   27,635,588   $   30,906,104   $   14,055,186   $   12,380,518
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                          122,250          422,633           71,397           89,642
   Withdrawals                                       (857,817)        (410,167)        (369,839)        (564,587)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding         (735,567)          12,466         (298,442)        (474,945)
Units outstanding at beginning of year              2,193,209        2,180,743        1,563,073        2,038,018
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                    1,457,642        2,193,209        1,264,631        1,563,073
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Federated
                                               -----------------------------------------------------------------
                                                                                     Fund for U.S. Government
                                                     Prime Money Fund II                  Securities II
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $      181,715   $      503,448   $    1,094,163   $    1,025,474
Expenses:
   Mortality and expense risk                        (269,906)        (379,690)        (289,254)        (289,359)
   Administrative charges                             (49,919)         (72,024)         (54,832)         (56,440)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                      (138,110)          51,734          750,077          679,675
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                                 --               --        1,281,137          518,686
   Realized gain distributions                             --               --          141,903               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                               --               --        1,423,040          518,686
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                      --               --       (1,896,929)         870,184
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                          (138,110)          51,734          276,188        2,068,545
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners          12,101,894       13,934,446          918,861          474,167
   Transfers between subaccounts
    (including fixed accounts), net                (8,610,360)      (3,777,926)        (227,387)       5,214,095
   Transfers for contract benefits and
    terminations                                  (23,931,055)     (16,420,246)      (7,276,851)      (5,510,343)
   Contract maintenance charges                      (130,187)        (284,879)         (75,200)        (103,546)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                            (20,569,708)      (6,548,605)      (6,660,577)          74,373
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets           (20,707,818)      (6,496,871)      (6,384,389)       2,142,918
Net assets at beginning of period                  37,485,795       43,982,666       29,347,252       27,204,334
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $   16,777,977   $   37,485,795   $   22,962,863   $   29,347,252
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                       45,378,687       44,409,292          441,377          611,508
   Withdrawals                                    (62,257,373)     (49,100,009)        (859,717)        (600,756)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding      (16,878,686)      (4,690,717)        (418,340)          10,752
Units outstanding at beginning of year             30,525,370       35,216,087        1,950,439        1,939,687
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                   13,646,684       30,525,370        1,532,099        1,950,439
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Fidelity
                                               -----------------------------------------------------------------
                                                      VIP Asset Manager             VIP Asset Manager: Growth
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $        5,590   $       13,913   $      668,668   $      899,847
Expenses:
   Mortality and expense risk                          (1,926)          (3,535)        (211,569)        (285,619)
   Administrative charges                                (230)            (422)         (41,853)         (56,480)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                         3,434            9,956          415,246          557,748
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                             (3,089)         (58,703)      (2,566,010)      (2,875,010)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                           (3,089)         (58,703)      (2,566,010)      (2,875,010)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                  23,039           14,203        6,236,215       (3,343,155)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                            23,384          (34,544)       4,085,451       (5,660,417)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners                  --               --          120,018          121,653
   Transfers between subaccounts
    (including fixed accounts), net                        --           17,251         (706,570)      (3,024,210)
   Transfers for contract benefits and
    terminations                                       (7,877)        (220,519)      (4,959,959)      (4,928,609)
   Contract maintenance charges                          (149)            (643)         (68,549)         (98,963)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                 (8,026)        (203,911)      (5,615,060)      (7,930,129)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                15,358         (238,455)      (1,529,609)     (13,590,546)
Net assets at beginning of period                     148,746          387,201       22,250,294       35,840,840
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      164,104   $      148,746   $   20,720,685   $   22,250,294
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                               --            1,818            9,943           15,876
   Withdrawals                                           (510)         (15,085)        (378,659)        (555,742)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding             (510)         (13,267)        (368,716)        (539,866)
Units outstanding at beginning of year                  9,881           23,148        1,566,693        2,106,559
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                        9,371            9,881        1,197,977        1,566,693
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Fidelity (continued)
                                               -----------------------------------------------------------------
                                                  VIP Asset Manager:Growth
                                                           SVC CL 2                       VIP Contrafund
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $          420   $          351   $      186,031   $      425,682
Expenses:
   Mortality and expense risk                            (565)            (249)        (373,549)        (480,992)
   Administrative charges                                 (18)              (5)         (73,481)         (94,452)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                          (163)              97         (260,999)        (149,762)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                               (676)             (55)        (329,117)         102,440
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                             (676)             (55)        (329,117)         102,440
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                   8,663           (2,975)       9,285,685       (5,178,846)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                             7,824           (2,933)       8,695,569       (5,226,168)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              35,978            2,937          270,964          316,353
   Transfers between subaccounts
    (including fixed accounts), net                    18,574               --         (884,989)      (3,553,131)
   Transfers for contract benefits and
    terminations                                       (1,012)              --       (8,071,325)      (7,251,972)
   Contract maintenance charges                            --               --         (100,247)        (156,607)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                 53,540            2,937       (8,785,597)     (10,645,357)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                61,364                4          (90,028)     (15,871,525)
Net assets at beginning of period                      15,090           15,086       38,451,770       54,323,295
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $       76,454   $       15,090   $   38,361,742   $   38,451,770
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                            6,166              329           39,474           59,283
   Withdrawals                                            (83)             (46)        (478,335)        (614,933)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding            6,083              283         (438,861)        (555,650)
Units outstanding at beginning of year                  1,863            1,580        2,042,813        2,598,463
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                        7,946            1,863        1,603,952        2,042,813
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Fidelity (continued)
                                               -----------------------------------------------------------------
                                                   VIP Contrafund SVC CL 2              VIP Equity Income
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $          295   $           25   $      698,711   $      960,327
Expenses:
   Mortality and expense risk                          (3,911)            (708)        (359,583)        (507,884)
   Administrative charges                                (169)             (31)         (70,743)         (99,706)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                        (3,785)            (714)         268,385          352,737
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                                 94           (1,867)      (2,568,432)      (2,358,873)
   Realized gain distributions                             --               --               --        1,307,111
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                               94           (1,867)      (2,568,432)      (1,051,762)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                  68,631           (4,416)      11,168,690       (9,368,227)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                            64,940           (6,997)       8,868,643      (10,067,252)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             105,811           49,128          108,285          256,289
   Transfers between subaccounts
    (including fixed accounts), net                   117,258           23,850       (1,067,122)      (5,631,942)
   Transfers for contract benefits and
    terminations                                       (9,351)            (378)      (8,003,805)      (8,447,803)
   Contract maintenance charges                          (626)              --         (102,299)        (165,405)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                213,092           72,600       (9,064,941)     (13,988,861)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               278,032           65,603         (196,298)     (24,056,113)
Net assets at beginning of period                      69,139            3,536       37,380,033       61,436,146
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      347,171   $       69,139   $   37,183,735   $   37,380,033
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           25,443            9,426           14,208           35,768
   Withdrawals                                         (1,250)          (1,604)        (569,529)        (898,569)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding           24,193            7,822         (555,321)        (862,801)
Units outstanding at beginning of year                  8,196              374        2,427,701        3,290,502
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       32,389            8,196        1,872,380        2,427,701
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Fidelity (continued)
                                               -----------------------------------------------------------------
                                                  VIP Equity Income SVC CL 2                VIP Growth
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $        2,555   $          925   $          627   $        1,534
Expenses:
   Mortality and expense risk                          (3,511)          (2,736)          (2,551)          (5,540)
   Administrative charges                                (148)            (111)            (304)            (661)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                        (1,104)          (1,922)          (2,228)          (4,667)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                             (7,448)         (19,728)        (105,780)        (190,398)
   Realized gain distributions                             --            1,333               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                           (7,448)         (18,395)        (105,780)        (190,398)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                  69,389          (19,432)         159,267           22,801
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                            60,837          (39,749)          51,259         (172,264)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              98,485          106,586               --               --
   Transfers between subaccounts
    (including fixed accounts), net                    26,615           67,120          (16,649)         (25,331)
   Transfers for contract benefits and
    terminations                                       (1,762)         (13,672)         (42,346)        (306,938)
   Contract maintenance charges                           (45)            (909)            (319)          (1,040)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                123,293          159,125          (59,314)        (333,309)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               184,130          119,376           (8,055)        (505,573)
Net assets at beginning of period                     147,743           28,367          240,549          746,122
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      331,873   $      147,743   $      232,494   $      240,549
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           17,693           28,505              761              240
   Withdrawals                                         (3,237)         (12,132)          (4,359)         (15,852)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding           14,456           16,373           (3,598)         (15,612)
Units outstanding at beginning of year                 19,421            3,048           13,723           29,335
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       33,877           19,421           10,125           13,723
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Fidelity (continued)
                                               -----------------------------------------------------------------
                                                         VIP Index 500               VIP Index 500 SVC CL 2
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $      637,498   $      618,445   $       15,360   $        1,005
Expenses:
   Mortality and expense risk                        (428,892)        (480,940)         (26,586)          (7,904)
   Administrative charges                             (82,060)         (92,066)            (523)            (316)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                       126,546           45,439          (11,749)          (7,215)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                         (1,650,742)      (1,356,638)         (24,471)          (9,348)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                       (1,650,742)      (1,356,638)         (24,471)          (9,348)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                              11,352,377      (11,244,097)         449,857          (96,816)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                         9,828,181      (12,555,296)         413,637         (113,379)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             433,676          909,157          354,465          609,038
   Transfers between subaccounts
    (including fixed accounts), net                   (23,012)       3,213,753          506,132          464,061
   Transfers for contract benefits and
    terminations                                   (6,226,401)      (5,645,977)        (102,832)         (24,740)
   Contract maintenance charges                      (137,741)        (162,671)          (1,070)            (967)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                             (5,953,478)      (1,685,738)         756,695        1,047,392
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets             3,874,703      (14,241,034)       1,170,332          934,013
Net assets at beginning of period                  40,273,178       54,514,212          975,312           41,299
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $   44,147,881   $   40,273,178   $    2,145,644   $      975,312
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                          128,443          439,650          121,756          138,871
   Withdrawals                                       (644,575)        (576,376)         (18,658)          (4,068)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding         (516,132)        (136,726)         103,098          134,803
Units outstanding at beginning of year              3,828,823        3,965,549          139,316            4,513
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                    3,312,691        3,828,823          242,414          139,316
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Fidelity (continued)              MFS
                                               -------------------------------   -------------------------------
                                                         VIP Mid Cap              Capital Opportunities Series
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --         NA         $       30,186   $       13,863
Expenses:
   Mortality and expense risk                          (2,218)        NA               (158,082)        (250,823)
   Administrative charges                                (376)        NA                (30,665)         (48,666)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                        (2,594)        NA               (158,561)        (285,626)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                             28,658         NA             (3,897,071)      (6,181,702)
   Realized gain distributions                             --         NA                     --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                           28,658         NA             (3,897,071)      (6,181,702)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                  61,917         NA              7,500,782       (3,229,999)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                            87,981         NA              3,445,150       (9,697,327)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              32,435         NA                202,988          248,459
   Transfers between subaccounts
    (including fixed accounts), net                   595,049         NA              5,434,882       (7,953,497)
   Transfers for contract benefits and
    terminations                                      (50,569)        NA             (2,771,787)      (3,415,986)
   Contract maintenance charges                        (1,070)        NA                (52,551)         (86,563)
Adjustments to net assets allocated to
 contracts in payout period                                --         NA                     --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                575,845         NA              2,813,532      (11,207,587)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               663,826         NA              6,258,682      (20,904,914)
Net assets at beginning of period                          --         NA             13,980,216       34,885,130
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      663,826         NA         $   20,238,898   $   13,980,216
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           64,648         NA                462,273           87,896
   Withdrawals                                        (17,408)        NA               (263,368)      (1,033,029)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding           47,240         NA                198,905         (945,133)
Units outstanding at beginning of year                     --         NA              1,278,044        2,223,177
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       47,240         NA              1,476,949        1,278,044
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               MFS (continued)
                                               -------------------------------   -------------------------------
                                               Capital Opportunities Series SC       Emerging Growth Series
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $           --   $           --   $           --
Expenses:
   Mortality and expense risk                          (5,681)          (3,425)        (212,071)        (299,329)
   Administrative charges                                (188)             (98)         (41,887)         (59,156)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                        (5,869)          (3,523)        (253,958)        (358,485)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                            (19,900)         (57,786)      (2,408,467)      (2,150,736)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          (19,900)         (57,786)      (2,408,467)      (2,150,736)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                  99,137          (17,369)       7,921,908      (10,989,503)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                            73,368          (78,678)       5,259,483      (13,498,724)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             102,601           86,427          128,604          204,976
   Transfers between subaccounts
    (including fixed accounts), net                   620,467           77,599       (1,121,638)      (3,234,738)
   Transfers for contract benefits and
    terminations                                      (14,409)         (11,532)      (4,190,961)      (4,587,625)
   Contract maintenance charges                          (168)            (422)         (64,690)        (103,610)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                708,491          152,072       (5,248,685)      (7,720,997)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               781,859           73,394           10,798      (21,219,721)
Net assets at beginning of period                     119,816           46,422       20,912,066       42,131,787
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      901,675   $      119,816   $   20,922,864   $   20,912,066
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                          119,820           42,943           25,782           25,769
   Withdrawals                                        (15,729)         (27,723)        (397,989)        (547,540)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding          104,091           15,220         (372,207)        (521,771)
Units outstanding at beginning of year                 20,775            5,555        1,665,671        2,187,442
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      124,866           20,775        1,293,464        1,665,671
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               MFS (continued)
                                               -----------------------------------------------------------------
                                                  Emerging Growth Series SC            High Income Series
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $           --   $      591,743   $    1,319,353
Expenses:
   Mortality and expense risk                          (1,070)            (731)        (124,000)        (157,638)
   Administrative charges                                 (64)             (46)         (24,356)         (30,942)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                        (1,134)            (777)         443,387        1,130,773
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                               (973)          (2,330)         524,231       (1,209,049)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                             (973)          (2,330)         524,231       (1,209,049)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                  18,707          (18,499)         906,216          410,644
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                            16,600          (21,606)       1,873,834          332,368
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners                 686           28,137          417,788           92,936
   Transfers between subaccounts
    (including fixed accounts), net                        --           56,272        2,713,651       (2,354,793)
   Transfers for contract benefits and
    terminations                                         (408)          (5,148)      (5,849,144)      (2,806,744)
   Contract maintenance charges                           (27)            (397)         (42,092)         (42,015)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                    251           78,864       (2,759,797)      (5,110,616)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                16,851           57,258         (885,963)      (4,778,248)
Net assets at beginning of period                      61,156            3,898       11,835,774       16,614,022
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $       78,007   $       61,156   $   10,949,811   $   11,835,774
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                              151           11,781          994,040        1,278,856
   Withdrawals                                           (116)          (1,085)      (1,183,212)      (1,684,129)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding               35           10,696         (189,172)        (405,273)
Units outstanding at beginning of year                 11,162              466          946,595        1,351,868
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       11,197           11,162          757,423          946,595
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               MFS (continued)
                                               -----------------------------------------------------------------
                                                    High Income Series SC                Research Series
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $        5,436   $        3,691   $      110,813   $       64,928
Expenses:
   Mortality and expense risk                          (2,325)          (1,538)        (160,067)        (234,403)
   Administrative charges                                (131)             (55)         (31,658)         (46,363)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                         2,980            2,098          (80,912)        (215,838)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                               (655)          (1,420)      (2,513,847)      (2,204,469)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                             (655)          (1,420)      (2,513,847)      (2,204,469)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                  18,271             (366)       5,839,419       (4,693,263)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                            20,596              312        3,244,660       (7,113,570)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              22,638           74,442          187,368           95,190
   Transfers between subaccounts
    (including fixed accounts), net                    32,482           16,469         (925,207)      (2,396,347)
   Transfers for contract benefits and
    terminations                                       (7,376)          (4,570)      (3,748,644)      (3,557,771)
   Contract maintenance charges                           (31)            (258)         (49,692)         (79,578)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                 47,713           86,083       (4,536,175)      (5,938,506)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                68,309           86,395       (1,291,515)     (13,052,076)
Net assets at beginning of period                     114,381           27,986       17,037,144       30,089,220
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      182,690   $      114,381   $   15,745,629   $   17,037,144
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                            7,344           11,305           14,366            9,634
   Withdrawals                                         (2,934)          (2,501)        (351,139)        (434,473)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding            4,410            8,804         (336,773)        (424,839)
Units outstanding at beginning of year                 11,698            2,894        1,347,939        1,772,778
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       16,108           11,698        1,011,166        1,347,939
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               MFS (continued)
                                               -----------------------------------------------------------------
                                                     Research Series SC              Strategic Income Series
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003            2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           74   $            3   $      439,171   $      475,816
Expenses:
   Mortality and expense risk                            (357)            (177)         (80,427)        (114,385)
   Administrative charges                                 (14)              (5)         (15,880)         (22,448)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                          (297)            (179)         342,864          338,983
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                               (538)             (95)          67,614          (66,316)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                             (538)             (95)          67,614          (66,316)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                   4,777           (2,645)         280,521          435,880
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                             3,942           (2,919)         690,999          708,547
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners               2,600           16,265           71,495          148,523
   Transfers between subaccounts
    (including fixed accounts), net                     4,778               --          (43,918)      (3,373,359)
   Transfers for contract benefits and
    terminations                                           --               --       (2,385,316)      (1,829,722)
   Contract maintenance charges                            (2)              --          (22,403)         (34,552)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                  7,376           16,265       (2,380,142)      (5,089,110)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                11,318           13,346       (1,689,143)      (4,380,563)
Net assets at beginning of period                      17,000            3,654        8,846,493       13,227,056
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $       28,318   $       17,000   $    7,157,350   $    8,846,493
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                            1,098            2,217           48,925           30,418
   Withdrawals                                            (68)             (38)        (237,414)        (470,891)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding            1,030            2,179         (188,489)        (440,473)
Units outstanding at beginning of year                  2,599              420          730,253        1,170,726
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                        3,629            2,599          541,764          730,253
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               MFS (continued)                   Pioneer
                                               -------------------------------   -------------------------------
                                                 Strategic Income Series SC             Equity Income VCT
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003            2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $        7,045   $        2,373   $       58,096   $      126,395
Expenses:
   Mortality and expense risk                          (2,765)          (1,378)         (30,806)         (67,515)
   Administrative charges                                (107)             (48)          (5,697)         (12,744)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                         4,173              947           21,593           46,136
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                              6,541              (66)        (397,840)      (1,091,808)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                            6,541              (66)        (397,840)      (1,091,808)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                   1,227            4,477          890,243         (268,294)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                            11,941            5,358          513,996       (1,313,966)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              50,829           40,259          113,160          225,641
   Transfers between subaccounts
    (including fixed accounts), net                     5,073           19,179         (644,690)      (3,174,257)
   Transfers for contract benefits and
    terminations                                       (1,919)          (6,939)        (375,755)        (633,801)
   Contract maintenance charges                           (14)            (377)          (7,595)         (17,941)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                 53,969           52,122         (914,880)      (3,600,358)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                65,910           57,480         (400,884)      (4,914,324)
Net assets at beginning of period                      87,080           29,600        3,468,031        8,382,355
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      152,990   $       87,080   $    3,067,147   $    3,468,031
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           13,635            8,508           35,509          100,739
   Withdrawals                                         (8,748)          (3,484)        (140,738)        (498,906)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units
 outstanding                                            4,887            5,024         (105,229)        (398,167)
Units outstanding at beginning of year                  7,893            2,869          397,814          795,981
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       12,780            7,893          292,585          397,814
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Pioneer (continued)
                                               -----------------------------------------------------------------
                                                           Fund VCT                     Growth Shares VCT
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $       19,399   $       27,728   $           --   $           --
Expenses:
   Mortality and expense risk                         (24,480)         (35,890)          (3,012)          (3,658)
   Administrative charges                              (4,427)          (6,738)            (547)            (696)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                        (9,508)         (14,900)          (3,559)          (4,354)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                           (520,183)        (460,399)         (35,838)        (120,361)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                         (520,183)        (460,399)         (35,838)        (120,361)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                 946,933         (326,516)          95,675          (56,885)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                           417,242         (801,815)          56,278         (181,600)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              27,533          187,207           22,682           25,137
   Transfers between subaccounts
    (including fixed accounts), net                  (242,969)         180,469          139,119         (143,132)
   Transfers for contract benefits and
    terminations                                     (837,507)        (588,315)         (50,560)         (86,052)
   Contract maintenance charges                       (12,023)         (11,753)            (493)          (1,288)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                             (1,064,966)        (232,392)         110,748         (205,335)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets              (647,724)      (1,034,207)         167,026         (386,935)
Net assets at beginning of period                   2,747,464        3,781,671          208,728          595,663
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $    2,099,740   $    2,747,464   $      375,754   $      208,728
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           37,196          101,040           70,173           27,251
   Withdrawals                                       (187,220)        (140,724)         (49,795)         (64,105)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units
 outstanding                                         (150,024)         (39,684)          20,378          (36,854)
Units outstanding at beginning of year                401,690          441,374           43,450           80,304
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      251,666          401,690           63,828           43,450
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Pioneer (continued)
                                               -----------------------------------------------------------------
                                                      Mid Cap Value VCT                Mid Cap Value VCT II
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $       66,268   $       49,241   $        3,221   $          552
Expenses:
   Mortality and expense risk                        (198,089)        (156,799)         (17,516)          (5,092)
   Administrative charges                             (38,562)         (30,722)            (247)            (228)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                      (170,383)        (138,280)         (14,542)          (4,768)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                            415,167         (181,612)         (12,951)          (1,869)
   Realized gain distributions                             --          434,462               --            6,360
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          415,167          252,850          (12,951)           4,491
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                               5,840,099       (2,350,287)         450,385          (47,892)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                         6,084,883       (2,235,717)         422,892          (48,169)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             227,413          499,577          220,211          437,631
   Transfers between subaccounts
    (including fixed accounts), net                 1,079,341        9,401,118          371,833          408,754
   Transfers for contract benefits and
    terminations                                   (3,524,193)      (2,815,913)         (85,332)         (13,529)
   Contract maintenance charges                       (62,560)         (63,446)          (1,078)            (266)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                             (2,279,999)       7,021,336          505,634          832,590
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets             3,804,884        4,785,619          928,526          784,421
Net assets at beginning of period                  17,600,174       12,814,555          795,365           10,944
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $   21,405,058   $   17,600,174   $    1,723,891   $      795,365
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                          149,801          614,626           77,078           92,833
   Withdrawals                                       (287,520)        (122,570)         (21,015)            (846)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units
 outstanding                                         (137,719)         492,056           56,063           91,987
Units outstanding at beginning of year              1,338,967          846,911           93,109            1,122
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                    1,201,248        1,338,967          149,172           93,109
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Pioneer (continued)
                                               -----------------------------------------------------------------
                                                   Real Estate Shares VCT           Real Estate Shares VCT II
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $      318,817   $      408,826   $       12,757   $        7,545
Expenses:
   Mortality and expense risk                         (68,269)         (95,603)          (4,332)          (2,617)
   Administrative charges                             (13,353)         (18,642)             (89)             (86)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                       237,195          294,581            8,336            4,842
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                            324,517          731,476               (3)             446
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                          324,517          731,476               (3)             446
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                               1,322,067         (822,179)          70,811           (9,500)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                         1,883,779          203,878           79,144           (4,212)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              69,667          245,961           36,972          136,188
   Transfers between subaccounts
    (including fixed accounts), net                (1,277,072)      (1,791,011)         (11,705)          73,036
   Transfers for contract benefits and
    terminations                                   (1,512,490)      (1,314,720)          (7,576)          (6,063)
   Contract maintenance charges                       (16,850)         (26,859)            (302)            (297)
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                             (2,736,745)      (2,886,629)          17,389          202,864
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets              (852,966)      (2,682,751)          96,533          198,652
Net assets at beginning of period                   7,628,527       10,311,278          226,922           28,270
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $    6,775,561   $    7,628,527   $      323,455   $      226,922
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           36,726          525,582            4,676           25,040
   Withdrawals                                       (238,701)        (746,586)          (3,090)          (6,155)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units
 outstanding                                         (201,975)        (221,004)           1,586           18,885
Units outstanding at beginning of year                602,621          823,625           21,605            2,720
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      400,646          602,621           23,191           21,605
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Pioneer (continued)               Scudder
                                               -------------------------------   -------------------------------
                                                     Small Cap Value VCT                      Bond
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --         NA         $        1,538   $        4,438
Expenses:
   Mortality and expense risk                            (803)        NA                   (483)          (1,109)
   Administrative charges                                (128)        NA                    (58)            (132)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                          (931)        NA                    997            3,197
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                              3,945         NA                     71            5,519
   Realized gain distributions                             --         NA                     --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                            3,945         NA                     71            5,519
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during the
 year                                                  25,606         NA                    278           (6,354)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                            28,620         NA                  1,346            2,362
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners               8,500         NA                     --               --
   Transfers between subaccounts
    (including fixed accounts), net                   264,624         NA                     --           (3,630)
   Transfers for contract benefits and
    terminations                                       (4,656)        NA                   (394)        (183,497)
   Contract maintenance charges                           (33)        NA                    (41)            (243)
Adjustments to net assets allocated to
 contracts in payout period                                --         NA                     --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                                268,435         NA                   (435)        (187,370)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               297,055         NA                    911         (185,008)
Net assets at beginning of period                          --         NA                 37,860          222,868
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $      297,055         NA         $       38,771   $       37,860
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           24,546         NA                     --               --
   Withdrawals                                         (2,665)        NA                    (28)         (12,656)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units
 outstanding                                           21,881         NA                    (28)         (12,656)
Units outstanding at beginning of year                     --         NA                  2,411           15,067
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       21,881         NA                  2,383            2,411
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Scudder (continued)
                                               -----------------------------------------------------------------
                                                      Global Discovery                  Growth and Income
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $           --   $       48,582   $       51,787
Expenses:
   Mortality and expense risk                         (43,536)         (51,227)         (58,981)         (74,219)
   Administrative charges                              (8,439)         (10,047)         (11,326)         (14,479)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                       (51,975)         (61,274)         (21,725)         (36,911)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                           (952,674)      (1,073,028)        (733,125)      (1,105,521)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                         (952,674)      (1,073,028)        (733,125)      (1,105,521)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during
 the year                                           2,677,133          (82,335)       2,055,847         (953,170)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                         1,672,484       (1,216,637)       1,300,997       (2,095,602)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              59,129           54,591           76,939           97,758
   Transfers between subaccounts
    (including fixed accounts), net                   262,223         (817,771)        (129,766)         (97,213)
   Transfers for contract benefits and
    terminations                                     (731,372)        (574,881)        (940,215)      (1,106,215)
   Contract maintenance charges                       (15,033)         (18,550)         (22,474)         (29,658)
Adjustments to net assets allocated
 to contracts in payout period                             --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                               (425,053)      (1,356,611)      (1,015,516)      (1,135,328)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets             1,247,431       (2,573,248)         285,481       (3,230,930)
Net assets at beginning of period                   3,849,033        6,422,281        5,721,172        8,952,102
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $    5,096,464   $    3,849,033   $    6,006,653   $    5,721,172
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           58,443           24,591           28,751           68,289
   Withdrawals                                        (89,009)        (129,112)        (134,546)        (192,224)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units
 outstanding                                          (30,566)        (104,521)        (105,795)        (123,935)
Units outstanding at beginning of year                333,033          437,554          676,632          800,567
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      302,467          333,033          570,837          676,632
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Scudder (continued)
                                               -----------------------------------------------------------------
                                                        International                    International B
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $      105,408   $      166,613   $          350   $          259
Expenses:
   Mortality and expense risk                        (129,290)        (185,220)          (1,350)            (984)
   Administrative charges                             (25,463)         (36,525)             (26)             (10)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                       (49,345)         (55,132)          (1,026)            (735)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                         (6,441,332)      (7,513,795)          (3,140)         (10,217)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                       (6,441,332)      (7,513,795)          (3,140)         (10,217)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation during
 the year                                           9,455,416        3,681,067           25,078           (2,579)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets from
 operations                                         2,964,739       (3,887,860)          20,912          (13,531)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              62,099          100,747              749            8,849
   Transfers between subaccounts
    (including fixed accounts), net                  (280,012)      (2,076,894)          61,591           27,837
   Transfers for contract benefits and
    terminations                                   (3,626,743)      (2,736,027)          (2,979)              --
   Contract maintenance charges                       (36,054)         (57,971)             (10)              --
Adjustments to net assets allocated to
 contracts in payout period                                --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
 contract transactions                             (3,880,710)      (4,770,145)          59,351           36,686
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets              (915,971)      (8,658,005)          80,263           23,155
Net assets at beginning of period                  13,899,718       22,557,723           28,805            5,650
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $   12,983,747   $   13,899,718   $      109,068   $       28,805
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                          544,353          307,018           11,899           11,320
   Withdrawals                                       (914,534)        (747,827)          (3,098)          (7,658)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units
 outstanding                                         (370,181)        (440,809)           8,801            3,662
Units outstanding at beginning of year              1,423,083        1,863,892            4,329              667
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                    1,052,902        1,423,083           13,130            4,329
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Scudder (continued)
                                               -----------------------------------------------------------------
                                                         Money Market             VIT EAFE(R) Equity Index Fund
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $          495   $          993   $       86,412   $       29,765
Expenses:
   Mortality and expense risk                            (787)            (823)         (14,640)         (58,576)
   Administrative charges                                 (93)             (98)          (2,621)         (10,834)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                          (385)              72           69,151          (39,645)
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on
 investments
   Realized gain (loss) on sale of
    fund shares                                            --               --         (130,029)      (3,168,243)
   Realized gain distributions                             --               --               --               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                               --               --         (130,029)      (3,168,243)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation
 during the year                                           --               --          508,111        1,885,905
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets
 from operations                                         (385)              72          447,233       (1,321,983)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract
    owners                                                 --               --           11,677          177,050
   Transfers between subaccounts
    (including fixed accounts), net                    59,817           50,795         (823,204)      (4,287,046)
   Transfers for contract benefits
    and terminations                                   (7,159)        (228,070)        (122,184)        (583,214)
   Contract maintenance charges                           (16)          (1,131)          (4,189)         (16,755)
Adjustments to net assets allocated
 to contracts in payout period                             --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net
 assets from contract transactions                     52,642         (178,406)        (937,900)      (4,709,965)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net
 assets                                                52,257         (178,334)        (490,667)      (6,031,948)
Net assets at beginning of period                      14,028          192,362        1,777,463        7,809,411
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $       66,285   $       14,028   $    1,286,796   $    1,777,463
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           45,550           38,666          564,140          260,536
   Withdrawals                                         (5,464)        (174,548)        (720,992)      (1,109,171)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units
 outstanding                                           40,086         (135,882)        (156,852)        (848,635)
Units outstanding at beginning of year                 10,681          146,563          348,775        1,197,410
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                       50,767           10,681          191,923          348,775
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Scudder (continued)               T.Rowe Price
                                               -------------------------------   -------------------------------
                                                  VIT Small Cap Index Fund                Equity Income
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $       20,733   $       19,200   $      860,121   $      898,331
Expenses:
   Mortality and expense risk                         (23,621)         (48,852)        (530,499)        (569,120)
   Administrative charges                              (4,186)          (9,114)        (100,186)        (110,583)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                        (7,074)         (38,766)         229,436          218,628
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of
    fund shares                                      (146,248)        (795,251)        (660,976)        (244,854)
   Realized gain distributions                             --            1,441               --           61,992
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                         (146,248)        (793,810)        (660,976)        (182,862)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation
 during the year                                      943,070         (385,272)      11,612,775       (8,691,198)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets
 from operations                                      789,748       (1,217,848)      11,181,235       (8,655,432)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners              21,619          239,041          690,362        1,035,220
   Transfers between subaccounts
    (including fixed accounts), net                   329,771       (1,339,835)       2,252,101        6,193,484
   Transfers for contract benefits
    and terminations                                 (944,060)        (827,259)     (10,015,104)      (8,174,529)
   Contract maintenance charges                        (8,029)         (18,210)        (141,260)        (179,873)
Adjustments to net assets allocated
  to contracts in payout period                            --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net
 assets from contract transactions                   (600,699)      (1,946,263)      (7,213,901)      (1,125,698)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               189,049       (3,164,111)       3,967,334       (9,781,130)
Net assets at beginning of period                   2,417,630        5,581,741       50,760,785       60,541,915
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $    2,606,679   $    2,417,630   $   54,728,119   $   50,760,785
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                          104,043          161,360          253,297          438,094
   Withdrawals                                       (187,586)        (429,115)        (572,036)        (424,451)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units
 outstanding                                          (83,543)        (267,755)        (318,739)          13,643
Units outstanding at beginning of year                328,468          596,223        2,898,486        2,884,843
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      244,925          328,468        2,579,747        2,898,486
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               T.Rowe Price (continued)
                                               -----------------------------------------------------------------
                                                     International Stock                Limited-Term Bond
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003             2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $      313,306   $      290,547   $    1,388,348   $    2,189,509
Expenses:
   Mortality and expense risk                        (278,336)        (292,409)        (384,636)        (465,583)
   Administrative charges                             (50,891)         (56,009)         (70,986)         (88,591)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                       (15,921)         (57,871)         932,726        1,635,335
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of
    fund shares                                    (1,892,283)      (1,711,253)         398,294          173,049
   Realized gain distributions                         24,100           29,055           65,309               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                       (1,868,183)      (1,682,198)         463,603          173,049
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation
 during the year                                    8,984,212       (4,383,958)        (279,750)         (90,204)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets
 from operations                                    7,100,108       (6,124,027)       1,116,579        1,718,180
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             562,599          946,297          650,815        1,241,909
   Transfers between subaccounts
    (including fixed accounts), net                 1,009,735        3,874,231        2,369,210       (5,845,378)
   Transfers for contract benefits
    and terminations                               (5,517,552)      (4,112,901)     (10,275,881)      (5,752,322)
   Contract maintenance charges                       (75,594)         (87,110)         (94,020)        (122,417)
Adjustments to net assets allocated
 to contracts in payout period                             --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net
 assets from contract transactions                 (4,020,812)         620,517       (7,349,876)     (10,478,208)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets             3,079,296       (5,503,510)      (6,233,297)      (8,760,028)
Net assets at beginning of period                  25,568,237       31,071,747       39,317,424       48,077,452
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $   28,647,533   $   25,568,237   $   33,084,127   $   39,317,424
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                        4,320,958        1,756,757          694,047          453,765
   Withdrawals                                     (4,674,016)      (1,673,057)      (1,195,542)      (1,200,687)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding         (353,058)          83,700         (501,495)        (746,922)
Units outstanding at beginning of year              2,842,603        2,758,903        2,826,666        3,573,588
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                    2,489,545        2,842,603        2,325,171        2,826,666
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               T.Rowe Price (continued)
                                               -----------------------------------------------------------------
                                                      New America Growth          Personal Strategy Balanced
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003            2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $           --   $      607,032   $      903,494
Expenses:
   Mortality and expense risk                        (140,805)        (208,937)        (284,890)        (364,265)
   Administrative charges                             (27,585)         (40,667)         (56,004)         (71,889)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                      (168,390)        (249,604)         266,138          467,340
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of
    fund shares                                    (2,352,622)      (2,621,578)        (781,842)        (358,987)
   Realized gain distributions                             --               --           17,305               --
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                       (2,352,622)      (2,621,578)        (764,537)        (358,987)
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation
 during the year                                    6,475,990       (5,081,996)       6,315,805       (3,667,009)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets
 from operations                                    3,954,978       (7,953,178)       5,817,406       (3,558,656)
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             110,650          247,897           80,034          280,937
   Transfers between subaccounts
    (including fixed accounts), net                  (909,499)      (3,577,987)        (122,326)      (1,772,184)
   Transfers for contract benefits
    and terminations                               (2,603,541)      (3,164,763)      (7,750,048)      (5,524,211)
   Contract maintenance charges                       (44,030)         (69,897)         (77,438)        (106,454)
Adjustments to net assets allocated
 to contracts in payout period                             --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net
 assets from contract transactions                 (3,446,420)      (6,564,750)      (7,869,778)      (7,121,912)
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               508,558      (14,517,928)      (2,052,372)     (10,680,568)
Net assets at beginning of period                  14,073,776       28,591,704       29,829,359       40,509,927
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $   14,582,334   $   14,073,776   $   27,776,987   $   29,829,359
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                           28,145           45,628           59,304          131,320
   Withdrawals                                       (271,063)        (538,080)        (501,003)        (565,859)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding         (242,918)        (492,452)        (441,699)        (434,539)
Units outstanding at beginning of year              1,097,250        1,589,702        1,837,165        2,271,704
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      854,332        1,097,250        1,395,466        1,837,165
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Van Kampen
                                               -----------------------------------------------------------------
                                               UIF Emerging Markets Equity       UIF Core Plus Fixed Income
                                               -------------------------------   -------------------------------
                                                    2003             2002             2003            2002
                                               --------------   --------------   --------------   --------------
Income:
   Dividends                                   $           --   $           --   $       19,361   $      963,403
Expenses:
   Mortality and expense risk                         (30,903)         (35,199)        (346,946)        (152,295)
   Administrative charges                              (5,476)          (6,588)         (57,465)         (27,310)
                                               --------------   --------------   --------------   --------------
Net Investment Income (Expense)                       (36,379)         (41,787)        (385,050)         783,798
                                               --------------   --------------   --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of
    fund shares                                        61,643       (1,081,284)          42,752          (17,690)
   Realized gain distributions                             --               --          245,237          183,321
                                               --------------   --------------   --------------   --------------
      Realized gain (losses)                           61,643       (1,081,284)         287,989          165,631
                                               --------------   --------------   --------------   --------------
Change in unrealized appreciation
 during the year                                    1,177,980          812,927        1,105,014          (47,939)
                                               --------------   --------------   --------------   --------------
Increase (decrease) in net assets
 from operations                                    1,203,244         (310,144)       1,007,953          901,490
                                               --------------   --------------   --------------   --------------
Contract Transactions:
   Payments received from contract owners             100,295          180,800        1,357,470        1,775,701
   Transfers between subaccounts
    (including fixed accounts), net                   182,575         (280,819)       6,721,756       23,088,846
   Transfers for contract benefits
    and terminations                                 (604,115)        (439,420)      (4,859,008)      (1,522,391)
   Contract maintenance charges                        (8,730)         (12,471)         (96,959)         (42,967)
Adjustments to net assets allocated
 to contracts in payout period                             --               --               --               --
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in net
 assets from contract transactions                   (329,975)        (551,910)       3,123,259       23,299,189
                                               --------------   --------------   --------------   --------------
Total increase (decrease) in net assets               873,269         (862,054)       4,131,212       24,200,679
Net assets at beginning of period                   2,626,878        3,488,932       27,780,361        3,579,682
                                               --------------   --------------   --------------   --------------
Net assets at end of period                    $    3,500,147   $    2,626,878   $   31,911,573   $   27,780,361
                                               ==============   ==============   ==============   ==============
Accumulation units:
   Purchases                                          223,521          129,206          579,009        2,032,413
   Withdrawals                                       (262,854)        (208,455)        (316,714)        (126,962)
                                               --------------   --------------   --------------   --------------
Net increase (decrease) in units outstanding          (39,333)         (79,249)         262,295        1,905,451
Units outstanding at beginning of year                384,272          463,521        2,202,974          297,523
                                               --------------   --------------   --------------   --------------
Units outstanding at end of year                      344,939          384,272        2,465,269        2,202,974
                                               ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                               Van Kampen (continued)
                                               -------------------------------
                                                       UIF Technology
                                               -------------------------------
                                                    2003            2002
                                               --------------   --------------
Income:
   Dividends                                   $           --   $           --
Expenses:
   Mortality and expense risk                            (639)            (222)
   Administrative charges                                 (37)             (10)
                                               --------------   --------------
Net Investment Income (Expense)                          (676)            (232)
                                               --------------   --------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of
    fund shares                                        (1,520)            (366)
   Realized gain distributions                             --               --
                                               --------------   --------------
      Realized gain (losses)                           (1,520)            (366)
                                               --------------   --------------
Change in unrealized appreciation
 during the year                                       14,378           (6,969)
                                               --------------   --------------
Increase (decrease) in net assets
 from operations                                       12,182           (7,567)
                                               --------------   --------------
Contract Transactions:
   Payments received from contract owners              19,559           20,072
   Transfers between subaccounts
    (including fixed accounts), net                    11,990               99
   Transfers for contract benefits
    and terminations                                     (228)            (194)
   Contract maintenance charges                            (5)              --
Adjustments to net assets allocated
 to contracts in payout period                             --               --
                                               --------------   --------------
Net increase (decrease) in net
 assets from contract transactions                     31,316           19,977
                                               --------------   --------------
Total increase (decrease) in net assets                43,498           12,410
Net assets at beginning of period                      16,873            4,463
                                               --------------   --------------
Net assets at end of period                    $       60,371   $       16,873
                                               ==============   ==============
Accumulation units:
   Purchases                                            6,801            3,811
   Withdrawals                                           (102)            (191)
                                               --------------   --------------
Net increase (decrease) in units outstanding            6,699            3,620
Units outstanding at beginning of year                  4,198              578
                                               --------------   --------------
Units outstanding at end of year                       10,897            4,198
                                               ==============   ==============

The accompanying notes are an integral part of these financial statements.

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

1.   NATURE OF OPERATIONS
     United of Omaha Separate Account C (Separate Account) was established by United of Omaha Life Insurance Company (United) on December 1, 1993, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business United may conduct. United contributes seed money to subaccounts when established. As of December 31, 2003, total seed money of $ 126,741 has been contributed to the Separate Account.

     A Separate Account policyholder may allocate funds to fixed income accounts, which are part of United's general account, in addition to those subaccounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.   SUBACCOUNTS
     The Separate Account is divided into subaccounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios and subaccounts are:

     Alger
     -----
     The Alger American Fund
     Alger American Growth Portfolio Class O ("American Growth")
     Alger American Small Capitalization Portfolio Class O ("American Small Capitalization")

     Federated
     ---------
     Federated Insurance Series
     Federated Prime Money Market II Portfolio ("Prime Money Fund II") Federated Fund for U.S. Govt. Securities II ("Fund for U.S. Government Securities II")

     Fidelity
     --------
     Fidelity Variable Insurance Products Fund
     Fidelity VIP Equity Income Portfolio Initial Class ("VIP Equity Income") Fidelity VIP Equity Income Portfolio Service Class 2 ("VIP Equity Income SVC CL 2")
     Fidelity VIP Growth Portfolio Initial Class ("VIP Growth")
     Fidelity VIP Mid Cap Portfolio Service Class 2 ("VIP Mid Cap") - Commenced May 1, 2003

     Fidelity Variable Insurance Products Fund II
     Fidelity VIP Asset Manager Portfolio Initial Class ("VIP Asset Manager") Fidelity VIP Asset Manager: Growth Portfolio Initial Class ("VIP Asset
     Manager: Growth")
     Fidelity VIP Asset Manager: Growth Portfolio Service Class 2 ("VIP Asset
     Manager: Growth SVC CL 2")
     Fidelity VIP Contrafund Portfolio Initial Class ("VIP Contrafund")
     Fidelity VIP Contrafund Portfolio Service Class 2 ("VIP Contrafund SVC CL
     2")
     Fidelity VIP Index 500 Portfolio Initial Class ("VIP Index 500")
     Fidelity VIP Index 500 Portfolio Service Class 2 ("VIP Index 500 SVC CL 2")

     MFS
     ---
     MFS Variable Insurance Trust
     MFS Capital Opportunities Series Portfolio Initial Class ("Capital Opportunities Series")
     MFS Capital Opportunities Series Portfolio Service Class ("Capital Opportunities Series SC")
     MFS Emerging Growth Series Portfolio Initial Class("Emerging Growth
     Series")
     MFS Emerging Growth Series Portfolio Service Class ("Emerging Growth Series SC")
     MFS High Income Series Portfolio Initial Class ("High Income Series")
     MFS High Income Series Portfolio Service Class ("High Income Series SC") MFS Research Series Portfolio Initial Class ("Research Series")
     MFS Research Series Portfolio Service Class ("Research Series SC")
     MFS Strategic Income Series Portfolio Initial Class ("Strategic Income Series")
     MFS Strategic Income Series Portfolio Service Class ("Strategic Income Series SC")

     Pioneer
     -------
     Pioneer Variable Contracts Trust
     Pioneer Equity Income Fund VCT Portfolio Class II ("Equity Income VCT") Pioneer Fund VCT Portfolio Class II ("Fund VCT")
     Pioneer Growth Shares VCT Portfolio Class II ("Growth Shares VCT")
     Pioneer Mid Cap Value VCT Portfolio Class I ("Mid Cap Value VCT")
     Pioneer Mid Cap Value VCT Portfolio Class II ("Mid Cap Value VCT II") Pioneer Real Estate Shares VCT Portfolio Class I ("Real Estate Shares VCT") Pioneer Real Estate Shares VCT Portfolio Class II ("Real Estate Shares VCT II")
     Pioneer Small Cap Value VCT Portfolio Class II ("Small Cap Value VCT") - Commenced May 1, 2003

     Scudder
     -------
     Scudder Variable Series I
     Scudder VSI Bond Portfolio ("Bond")
     Scudder VSI Global Discovery Portfolio Class B ("Global Discovery") Scudder VSI Growth and Income Portfolio Class B ("Growth and Income") Scudder VSI International Portfolio Class A ("International")
     Scudder VSI International Portfolio Class B ("International B") Scudder VSI Money Market Portfolio ("Money Market")

     Scudder Investment VIT Funds (Formerly Deutsche Asset Management VIT Funds) Scudder VIT EAFE(R)Equity Index Fund Portfolio ("VIT EAFE(R)Equity Index Fund")
     Scudder VIT Small Cap Index Fund Portfolio ("VIT Small Cap Index Fund")

     T. Rowe Price
     -------------
     T. Rowe Price Equity Series, Inc.
     T. Rowe Price Equity Income Portfolio ("Equity Income")
     T. Rowe Price New America Growth Portfolio ("New America Growth")
     T. Rowe Price Personal Strategy Balanced Portfolio ("Personal Strategy Balanced")

     T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio ("International Stock")

     T. Rowe Price Fixed Income Series, Inc.
     T. Rowe Price Limited-Term Bond Portfolio ("Limited-Term Bond")

     Van Kampen
     ----------
     Van Kampen Universal Institutional Funds Inc.
     Van Kampen UIF Emerging Markets Equity Portfolio ("UIF Emerging Markets Equity")
     Van Kampen UIF Core Plus Fixed Income Portfolio ("UIF Core Plus Fixed Income")
     Van Kampen UIF Core Plus Fixed Income Portfolio Class II ("UIF Core Plus Fixed Income II") (A)
     Van Kampen UIF Technology Portfolio ("UIF Technology")

     The availability of some portfolios is dependent upon the product under which each policy was written.

     (A) This subaccount has had no activity since inception.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Security Valuation and Related Investment Income - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. The investments of the Separate Account and United of Omaha Separate Account B are jointly held in accounts with the investment managers. Contracts in Payout (Annuitization) Period - Net assets allocated to contracts in the payout period are computed according to the 1983 Individual Annuitant Mortality Table. The assumed investment return is 4.0%. The mortality risk is fully borne by United and may result in additional amounts being transferred into the subaccounts of the Separate Account by United to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to United.

     Federal Income Taxes - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal and state income tax return of United, which is taxed as a life insurance company under the Internal Revenue Code (IRC). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes.

     Reclassifications - Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

4.   ACCOUNT CHARGES
     Mortality and Expense Risk Charge:
     United deducts a daily charge as compensation for the mortality and expense risks assumed by United. The nominal annual rate is a percentage of the net asset value of each subaccount based on the following:
     Series I                       1.25%            Series V              1.00%
     Ultra-Access                   1.40%            Ultra-Rewards         1.25%
     Ultra-Select                   1.50%
     These charges are assessed through reduction of unit values. United guarantees that the mortality and expense charge will not increase above these levels.

     Administrative Charge:
     United deducts a daily administrative expense charge from the net assets of the Separate Account. The annual rate is a percentage of the net asset value of each subaccount based on the following:
     Series I                        .15%           Ultra-Access            .20%
     Series V                        .20%
     Ultra-Rewards and Ultra-Select  .15%   (0% for accumulation value of
                                                   $100,000 or more)
     These charges are assessed through reduction of unit values for Series I, Series V and Ultra-Access. These charges are assessed through redemptions of units for Ultra-Rewards and Ultra-Select. United guarantees that the mortality and expense charge will not increase above these levels.

     Contract Maintenance Charges:
     Enhanced Credit Rider - Ultra-Rewards policyholders can elect the enhanced credit rider. A daily charge equivalent to an annual rate of 0.50% of the accumulation value is deducted from each policy for this charge for the first eight policy years. These charges are assessed through redemption of units.
     Enhanced Death Benefit - The Series V, Ultra-Rewards, and Ultra-Select variable annuity products include a feature which provides the policyholder an option to purchase an enhanced death benefit. A daily charge equivalent to an annual rate of .35% for Series V and .30% of the accumulation value for Ultra-Rewards and Ultra-Select, respectively, is deducted from each policy with this feature. These charges are assessed through reduction of unit values for Series V. These charges are assessed through redemptions of units for Ultra-Rewards and Ultra-Select.
     Enhanced Earnings Death Benefit Charge - Ultra-Select and Ultra-Rewards policyholders can elect the enhanced earnings death benefit rider. A daily charge equivalent to an annual charge of 0.30% of the accumulation value is deducted from each policy for this charge. These charges are assessed through redemptions of units.

     Return Benefits Charge - Ultra-Select policyholders can elect the returns benefit rider. An annual charge is calculated and assessed on the policy anniversary. The charge equivalent to an annual charge of 0.40% of the accumulation value is deducted from each policy for this charge. These charges are assessed through the redemption of units.
     Policy Fee - There is an annual policy fee of $30 for Series I, Series V and Ultra-Access and $40 for Ultra-Rewards and Ultra-Select that is deducted from the accumulated value on the last valuation date of each policy year or at complete surrender. The annual policy fee is waived if the accumulated value is greater than $50,000 on the last valuation date of the applicable policy year. This charge is assessed through the redemption of units. United guarantees the annual policy fee will not increase.

5.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of daily net purchases and proceeds from daily net sales of investments for the year ended December 31, 2003 were as follows:

                                            Purchases           Sales
                                         ---------------   ---------------
American Growth                          $     1,151,959   $    13,557,560
American Small Capitalization                    671,330         3,486,231
Prime Money Fund II                           51,630,127        72,519,660
Fund for U.S. Government Securities II         5,946,754        12,951,417
VIP Asset Manager                                     --            10,182
VIP Asset Manager: Growth                        143,392         6,011,874
VIP Asset Manager: Growth SVC CL 2                54,867             1,910
VIP Contrafund                                   814,320        10,046,947
VIP Contrafund SVC CL 2                          223,421            14,409
VIP Equity Income                                194,544         9,689,811
VIP Equity Income SVC CL 2                       146,990            27,356
VIP Growth                                        15,424            77,593
VIP Index 500                                  1,221,145         7,685,575
VIP Index 500 SVC CL 2                           881,986           152,400
VIP Mid Cap                                      792,038           218,787
Capital Opportunities Series                   5,548,325         2,923,540
Capital Opportunities Series SC                  792,480            89,858
Emerging Growth Series                           343,364         5,846,007
Emerging Growth Series SC                          1,113             1,996
High Income Series                            12,756,401        15,664,554
High Income Series SC                             77,251            31,994
Research Series                                  182,300         4,910,200
Research Series SC                                 8,237             1,232
Strategic Income Series                          597,611         3,074,060
Strategic Income Series SC                       154,996           103,899
Equity Income VCT                                308,136         1,259,519
Fund VCT                                         263,246         1,357,119
Growth Shares VCT                                369,355           262,166
Mid Cap Value VCT                              1,945,088         4,461,738
Mid Cap Value VCT II                             697,087           209,216
Real Estate Shares VCT                           532,334         3,350,701
Real Estate Shares VCT II                         50,877            37,909
Small Cap Value VCT                              300,819            33,315
Bond                                                  --               976
Global Discovery                                 775,460         1,252,488
Growth and Income                                242,581         1,328,404
International                                  3,526,606         7,562,069
International B                                   79,228            21,253
Money Market                                      59,817             8,055
VIT EAFE(R) Equity Index Fund                  2,715,647         3,670,808
VIT Small Cap Index Fund                         960,926         1,589,432
Equity Income                                  3,239,255        11,083,841
International Stock                           28,698,292        33,048,331
Limited-Term Bond                              8,782,859        16,588,357
New America Growth                               275,911         3,890,721
Personal Strategy Balanced                       771,169         8,981,841
UIF Emerging Markets Equity                    1,914,508         2,280,862
UIF Core Plus Fixed Income                     6,916,852         4,198,004
UIF Technology                                    32,954             2,314

6.   UNIT VALUES

     A summary of units, unit values, net assets at December 31 and investment income ratio, expense ratio and total return for the periods ended December 31, follows.

     Amounts for 2003 are presented in accordance with AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide of Investment Companies. Prior year amounts have not been restated.

                                                  At December 31                           For the period ended December 31
                                  ---------------------------------------------  --------------------------------------------------
                                                                                 Invest-
                                                                                  ment
                                                 Unit Fair Value                 Income      Expense Ratio     Total Return lowest
                                      Units     lowest to highest   Net Assets   Ratio*   lowest to highest**      to highest***
                                  ------------  -----------------  ------------  -------  -------------------  --------------------
Alger
-----
American Growth - 2003               1,457,642   $10.20 to $20.36  $ 27,635,588     0.00%       1.20% to 1.60%     32.99% to  33.51%
American Growth - 2002               2,193,209     5.84 to  15.25    30,906,104     0.04        1.20  to 1.60     (34.05) to (33.40)
American Growth - 2001               2,180,743     8.83 to  23.03    48,057,796     0.24        1.20  to 1.60     (13.21) to (11.70)
American Small Capitalization -
 2003                                1,264,631     8.09 to  11.38    14,055,186     0.00        1.20  to 1.60      39.97  to  40.67
American Small Capitalization -
 2002                                1,563,073     5.20 to   8.09    12,380,518     0.00        1.20  to 1.60     (27.48) to (26.67)
American Small Capitalization -
 2001                                2,038,018     7.07 to  11.10    22,170,825     0.05        1.20  to 1.60     (30.66) to   9.20
Federated
---------
Prime Money Fund II - 2003          13,646,684     1.00 to   1.26    16,777,977     0.72        1.20  to 1.60      (0.90) to     --
Prime Money Fund II - 2002          30,525,370     1.01 to   1.26    37,485,795     1.36        1.20  to 1.60       0.00  to     --
Prime Money Fund II - 2001          35,216,087     1.01 to   1.26    43,982,666     3.52        1.20  to 1.60       1.00  to   2.44
Fund for U.S. Government
 Securities II - 2003                1,532,099    12.47 to  15.41    22,962,863     3.95        1.20  to 1.60       0.81  to   1.18
Fund for U.S. Government
 Securities II - 2002                1,950,439    10.92 to  15.23    29,347,252     3.62        1.20  to 1.60       7.29  to   8.33
Fund for U.S. Government
 Securities II - 2001                1,939,687    10.32 to  14.14    27,204,334     3.87        1.20  to 1.60       3.20  to   5.76
Fidelity
--------
VIP Asset Manager - 2003                 9,371    17.51 to  17.51       164,104     3.66        1.40  to 1.60      16.35  to  16.35
VIP Asset Manager - 2002                 9,881    15.05 to  15.05       148,746     4.94        1.40  to 1.60     (10.04) to (10.04)
VIP Asset Manager - 2001                23,148    16.73 to  16.73       387,201     5.01        1.40  to 1.60      (5.43) to  (5.43)
VIP Asset Manager: Growth - 2003     1,197,977     9.98 to  17.57    20,720,685     3.21        1.20  to 1.60      21.41  to  21.93
VIP Asset Manager: Growth - 2002     1,566,693     7.83 to  14.41    22,250,294     3.17        1.20  to 1.60     (16.89) to (16.56)
VIP Asset Manager: Growth - 2001     2,106,559     9.42 to  17.27    35,840,840     3.22        1.20  to 1.60      (8.93) to  (8.53)
VIP Asset Manager: Growth
 SVC CL 2 - 2003                         7,946     9.64 to  12.37        76,454     1.09        1.25  to 1.50      21.56  to  23.82
VIP Asset Manager: Growth
 SVC CL 2 - 2002                         1,863     7.93 to   7.93        15,090     2.33        1.25  to 1.50     (16.96) to (16.96)
VIP Asset Manager: Growth
 SVC CL 2 - 2001                         1,580     9.55 to   9.55        15,086     0.00        1.25  to 1.50      (4.50) to  (4.50)
VIP Contrafund - 2003                1,603,952    12.68 to  24.74    38,361,742     0.51        1.20  to 1.60      26.42  to  26.94
VIP Contrafund - 2002                2,042,813     9.77 to  19.49    38,451,770     0.90        1.20  to 1.60     (10.84) to (10.43)
VIP Contrafund - 2001                2,598,463    10.94 to  21.76    54,323,295     0.90        1.20  to 1.60     (13.66) to (13.31)
VIP Contrafund SVC CL 2 - 2003          32,389    10.67 to  12.18       347,171     0.13        1.25  to 1.50      26.57  to  31.82
VIP Contrafund SVC CL 2 - 2002           8,196     8.43 to   8.43        69,139     0.06        1.25  to 1.25     (10.70) to (10.70)
VIP Contrafund SVC CL 2 - 2001             374     9.45 to   9.45         3,536     0.00        1.25  to 1.25      (5.50) to  (5.50)
VIP Equity Income - 2003             1,872,380    12.01 to  20.41    37,183,735     1.98        1.20  to 1.60      28.18  to  28.77
VIP Equity Income - 2002             2,427,701     8.42 to  15.85    37,380,033     1.92        1.20  to 1.60     (18.24) to (17.92)
VIP Equity Income - 2001             3,290,502    10.29 to  19.31    61,436,146     1.86        1.20  to 1.60      (6.53) to  (6.13)
VIP Equity Income SVC CL 2 -2003        33,877     9.75 to  13.07       331,873     1.15        1.25  to 1.50      26.77  to  28.46
VIP Equity Income SVC CL 2 -2002        19,421     7.59 to   7.59       147,743     0.60        1.25  to 1.50     (18.21) to (18.21)
VIP Equity Income SVC CL 2 -2001         3,048     9.28 to   9.28        28,367     0.00        1.25  to 1.25      (7.20) to  (7.20)
VIP Growth - 2003                       10,125    22.96 to  22.96       232,494     0.31        1.40  to 1.40      30.98  to  30.98
VIP Growth - 2002                       13,723    17.53 to  17.53       240,549     0.34        1.40  to 1.40     (31.07) to (31.07)
VIP Growth - 2001                       29,335    25.43 to  25.43       146,122     0.09        1.40  to 1.40     (18.83) to (18.83)
VIP Index 500 - 2003                 3,312,691    10.24 to  13.93    44,147,881     1.56        1.20  to 1.60      26.42  to  26.87
VIP Index 500 - 2002                 3,828,823     7.70 to  19.41    40,273,178     1.33        1.20  to 1.60     (23.51) to (23.16)
VIP Index 500 - 2001                 3,965,549    10.05 to  25.32    54,514,212     1.19        1.20  to 1.60     (13.51) to (13.18)

                                                  At December 31                           For the period ended December 31
                                  ---------------------------------------------  -------------------------------------------------
                                                                                 Invest-
                                                                                  ment
                                                 Unit Fair Value                 Income      Expense Ratio         Total Return
                                     Units      lowest to highest   Net Assets   Ratio*   lowest to highest**  lowest to highest***
                                  ------------  -----------------  ------------  -------  -------------------  --------------------
Fidelity (continued)
--------------------
VIP Index 500 SVC CL 2 - 2003          242,414    $8.85 to $12.55  $  2,145,644     0.95%       1.25% to 1.50%     17.51% to  26.43%
VIP Index 500 SVC CL 2 - 2002          139,316     7.00 to   7.00       975,312     0.22        1.25  to 1.50     (23.41) to (23.41)
VIP Index 500 SVC CL 2 - 2001            4,513     9.13 to   9.13        41,299     0.00        1.25  to 1.25      (8.70) to  (8.70)
VIP Mid Cap - 2003
 (Commenced 5/1/03)                     47,240    14.01 to  14.05       663,826     0.00        1.20  to 1.60       5.90  to  36.28
MFS
---
Capital Opportunities Series -
 2003                                1,476,949    10.42 to  14.23    20,238,898     0.20        1.20  to 1.60      25.39  to  25.82
Capital Opportunities Series -
 2002                                1,278,044     7.50 to  11.31    13,980,216     0.06        1.20  to 1.60     (30.81) to (30.53)
Capital Opportunities Series -
 2001                                2,223,177    10.84 to  16.28    34,885,130     0.01        1.20  to 1.60     (24.70) to (24.38)
Capital Opportunities Series
 SC - 2003                             124,866     7.22 to   7.22       901,675     0.00        1.25  to 1.25      25.35  to  25.35
Capital Opportunities Series
 SC - 2002                              20,775     5.76 to   5.76       119,816     0.00        1.25  to 1.25     (30.69) to (30.69)
Capital Opportunities Series
 SC - 2001                               5,555     8.30 to   8.30        46,422     0.00        1.25  to 1.25     (17.00) to (17.00)
Emerging Growth Series - 2003        1,293,464     8.93 to  16.52    20,922,864     0.00        1.20  to 1.60      28.12  to  28.66
Emerging Growth Series - 2002        1,665,671     6.54 to  12.84    20,912,066     0.00        1.20  to 1.60     (34.80) to (34.52)
Emerging Growth Series - 2001        2,187,442    10.03 to  19.61    42,131,787     0.00        1.20  to 1.60     (34.58) to (34.30)
Emerging Growth Series SC - 2003        11,197     7.01 to   7.01        78,007     0.00        1.25  to 1.25      28.39  to  28.39
Emerging Growth Series SC - 2002        11,162     5.46 to   5.46        61,156     0.00        1.25  to 1.25     (34.69) to (34.69)
Emerging Growth Series SC - 2001           466     8.36 to   8.36         3,898     0.00        1.25  to 1.25     (16.40) to (16.40)
High Income Series - 2003              757,423    10.79 to  14.76    10,949,811     4.93        1.20  to 1.60      16.02  to  16.50
High Income Series - 2002              946,595     9.25 to  12.67    11,835,774     8.69        1.20  to 1.60       0.98  to   1.36
High Income Series - 2001            1,351,868     9.16 to  12.50    16,614,022     9.09        1.20  to 1.60       0.44  to   0.81
High Income Series SC - 2003            16,108    11.35 to  12.20       182,690     3.82        1.25  to 1.50       8.25  to  16.17
High Income Series SC - 2002            11,698     9.77 to   9.77       114,381     4.36        1.25  to 1.50       1.03  to   1.03
High Income Series SC - 2001             2,894     9.67 to   9.67        27,986     0.00        1.25  to 1.25      (3.30) to  (3.30)
Research Series - 2003               1,011,166     9.10 to  15.84    15,745,629     0.70        1.20  to 1.60      22.81  to  23.27
Research Series - 2002               1,347,939     6.84 to  12.85    17,037,145     0.28        1.20  to 1.60     (25.75) to (25.46)
Research Series - 2001               1,772,778     9.21 to  17.24    30,089,220     0.01        1.20  to 1.60     (22.52) to (22.20)
Research Series SC - 2003                3,629     7.94 to   7.94        28,318     0.35        1.25  to 1.25      22.91  to  22.91
Research Series SC - 2002                2,599     6.46 to   6.46        17,000     0.03        1.25  to 1.25     (25.66) to (25.66)
Research Series SC - 2001                  420     8.70 to   8.70         3,654     0.00        1.25  to 1.25     (13.00) to (13.00)
Strategic Income Series - 2003         541,764    12.50 to  13.23     7,157,350     5.53        1.20  to 1.60       8.60  to   9.07
Strategic Income Series - 2002         730,253    11.45 to  12.13     8,846,493     4.25        1.20  to 1.60       6.67  to   7.06
Strategic Income Series - 2001       1,170,726    10.73 to  11.33    13,227,056     3.98        1.20  to 1.60       3.06  to   3.47
Strategic Income Series SC -
 2003                                   12,780    11.32 to  11.99       152,990     4.43        1.25  to 1.50       8.02  to   8.70
Strategic Income Series SC -
 2002                                    7,893    11.03 to  11.03        87,080     3.14        1.25  to 1.50       6.88  to   6.88
Strategic Income Series SC -
 2001                                    2,869    10.32 to  10.32        29,600     0.00        1.25  to 1.25       3.20  to   3.20
Pioneer
-------
Equity Income VCT - 2003               292,585    10.41 to  10.56     3,067,147     1.97        1.20  to 1.60      20.35  to  20.82
Equity Income VCT - 2002               397,814     7.78 to   8.74     3,468,031     1.97        1.20  to 1.60     (17.38) to (16.57)
Equity Income VCT - 2001               795,981     9.38 to  10.54     8,382,355     1.62        1.20  to 1.60      (8.64) to  (6.20)
Fund VCT - 2003                        251,666     8.22 to   8.34     2,099,740     0.85        1.20  to 1.60      21.42  to  21.93
Fund VCT - 2002                        401,690     6.77 to   8.31     2,747,464     0.82        1.20  to 1.60     (20.54) to (19.79)
Fund VCT - 2001                        441,374     8.51 to   9.01     3,781,671     0.65        1.20  to 1.60     (12.63) to  (9.90)
Growth Shares VCT - 2003                63,828     5.77 to   5.86       375,754     0.00        1.20  to 1.60      22.77  to  23.37
Growth Shares VCT - 2002                43,450     4.70 to   6.61       208,728     0.00        1.20  to 1.60     (36.14) to (35.45)
Growth Shares VCT - 2001                80,304     7.36 to   8.67       595,663     0.00        1.20  to 1.60     (20.52) to (13.30)

                                                  At December 31                           For the period ended December 31
                                  ---------------------------------------------  --------------------------------------------------
                                                                                 Invest-
                                                                                  ment
                                                 Unit Fair Value                 Income     Expense Ratio         Total Return
                                     Units      lowest to highest   Net Assets   Ratio*   lowest to highest**  lowest to highest***
                                  ------------  -----------------  ------------  -------  -------------------  --------------------
Pioneer (continued)
-------------------
Mid Cap Value VCT - 2003             1,201,248   $14.96 to $18.21  $ 21,405,058     0.34%       1.20% to 1.60%     35.26% to  35.79%
Mid Cap Value VCT - 2002             1,338,967     9.93 to  13.41    17,600,174     0.32        1.20  to 1.60     (12.64) to (12.24)
Mid Cap Value VCT - 2001               846,911    11.36 to  15.29    12,814,555     0.56        1.20  to 1.60       4.80  to   5.23
Mid Cap Value VCT II - 2003            149,172    11.56 to  13.93     1,723,891     0.26        1.25  to 1.50      26.87  to  35.36
Mid Cap Value VCT II - 2002             93,109     8.54 to   8.54       795,365     0.18        1.25  to 1.50     (12.50) to (12.50)
Mid Cap Value VCT II - 2001              1,122     9.75 to   9.75        10,944     0.07        1.25  to 1.25      (2.50) to  (2.50)
Real Estate Shares VCT - 2003          400,646    15.83 to  17.09     6,775,561     4.75        1.20  to 1.60      32.58  to  33.20
Real Estate Shares VCT - 2002          602,621    10.59 to  12.83     7,628,527     4.35        1.20  to 1.60       0.93  to   1.26
Real Estate Shares VCT - 2001          823,625    10.49 to  12.67    10,311,278     5.17        1.20  to 1.60       6.00  to   6.47
Real Estate Shares VCT II - 2003        23,191    13.95 to  13.95       323,455     4.70        1.25  to 1.50      21.20  to  32.86
Real Estate Shares VCT II - 2002        21,605    10.50 to  10.50       226,922     5.02        1.25  to 1.50       0.96  to   0.96
Real Estate Shares VCT II - 2001         2,720    10.40 to  10.40        28,270     3.31        1.25  to 1.25       4.00  to   4.00
Small Cap Value VCT - 2003
 (Commenced 5/1/03)                     21,881    13.54 to  13.58       297,055     0.00        1.20  to 1.60       8.67  to  28.60
Scudder
-------
Bond - 2003                              2,383    16.27 to  16.27        38,771     4.01        1.40  to 1.40       3.63  to   3.63
Bond - 2002                              2,411    15.70 to  15.70        37,860     4.75        1.40  to 1.40       6.15  to   6.15
Bond - 2001                             15,067    14.79 to  14.79       222,868     4.15        1.40  to 1.40       4.23  to   4.23
Global Discovery -2003                 302,467     9.63 to  17.34     5,096,464     0.00        1.20  to 1.60      46.35  to  46.95
Global Discovery -2002                 333,033     6.58 to  11.80     3,849,033     0.00        1.20  to 1.60     (21.34) to (20.50)
Global Discovery -2001                 437,554     8.36 to  14.94     6,422,281     0.00        1.20  to 1.60     (26.15) to (14.40)
Growth and Income - 2003               570,837     8.70 to  10.71     6,006,653     0.85        1.20  to 1.60      24.46  to  24.97
Growth and Income - 2002               676,632     6.16 to   8.57     5,721,172     0.71        1.20  to 1.60     (24.60) to (23.94)
Growth and Income - 2001               800,567     8.17 to  11.32     8,952,102     0.99        1.20  to 1.60     (12.96) to  (8.00)
International - 2003                 1,052,902     8.35 to  12.50    12,983,747     0.83        1.20  to 1.60      25.56  to  26.14
International - 2002                 1,423,083     6.40 to   9.91    13,899,718     0.91        1.20  to 1.60     (19.60) to (19.30)
International - 2001                 1,863,892     7.96 to  12.28    22,557,723     0.43        1.20  to 1.60     (31.99) to (31.70)
International B - 2003                  13,130     8.34 to   8.34       109,068     0.49        1.25  to 1.25      25.98  to  25.98
International B - 2002                   4,329     6.62 to   6.62        28,805     0.53        1.25  to 1.25     (19.66) to (19.66)
International B - 2001                     667     8.24 to   8.24         5,650     0.00        1.25  to 1.25     (17.60) to (17.60)
Money Market - 2003                     50,767     1.31 to   1.31        66,285     0.79        1.40  to 1.40         --  to     --
Money Market - 2002                     10,681     1.31 to   1.31        14,028     1.57        1.40  to 1.40         --  to     --
Money Market - 2001                    146,563     1.31 to   1.31       192,362     3.58        1.40  to 1.40       2.34  to   2.34
VIT EAFE(R) Equity Index
 Fund - 2003                           191,923     6.56 to   6.66     1,286,796     6.28        1.20  to 1.60      31.20  to  31.88
VIT EAFE(R) Equity Index
 Fund - 2002                           348,775     5.00 to   7.89     1,777,463     0.54        1.20  to 1.60     (22.84) to (22.11)
VIT EAFE(R) Equity Index
 Fund - 2001                         1,197,410     6.48 to   9.94     7,809,411     0.00        1.20  to 1.60     (25.86) to  (0.60)
VIT Small Cap Index Fund - 2003        244,925    10.48 to  10.63     2,606,679     0.92        1.20  to 1.60      43.96  to  44.63
VIT Small Cap Index Fund - 2002        328,468     7.27 to   8.76     2,417,630     0.42        1.20  to 1.60     (21.83) to (21.08)
VIT Small Cap Index Fund - 2001        596,223     9.10 to  11.04     5,581,741     0.70        1.20  to 1.60      (3.70) to  10.40
T. Rowe Price
-------------
Equity Income - 2003                 2,579,747    13.04 to  23.01    54,728,119     1.68        1.20  to 1.60      23.48  to  24.04
Equity Income - 2002                 2,898,486     8.30 to  21.47    50,760,785     1.61        1.20  to 1.60     (14.49) to (13.59)
Equity Income - 2001                 2,884,843     9.68 to  25.06    60,541,915     1.43        1.20  to 1.60      (3.20) to   0.28
International Stock - 2003           2,489,545     8.90 to  11.95    28,647,533     1.20        1.20  to 1.60      28.43  to  29.05
International Stock - 2002           2,842,603     6.50 to   9.35    25,568,237     1.03        1.20  to 1.60     (19.61) to (18.70)
International Stock - 2001           2,758,903     8.08 to  11.61    31,071,747     1.95        1.20  to 1.60     (23.45) to (11.00)
Limited-Term Bond - 2003             2,325,171    12.42 to  14.63    33,084,127     3.81        1.20  to 1.60       2.64  to   3.03
Limited-Term Bond - 2002             2,826,666    10.63 to  14.87    39,317,424     4.91        1.20  to 1.60       3.68  to   4.83
Limited-Term Bond - 2001             3,573,588    10.12 to  14.30    48,077,452     5.50        1.20  to 1.60       1.20  to   7.15

                                                  At December 31                           For the period ended December 31
                                  ---------------------------------------------  --------------------------------------------------
                                                                                 Invest-
                                                                                  ment
                                                 Unit Fair Value                 Income      Expense Ratio         Total Return
                                     Units      lowest to highest   Net Assets   Ratio*   lowest to highest**  lowest to highest***
                                  ------------  -----------------  ------------  -------  -------------------  --------------------
T. Rowe Price (continued)
-------------------------
New America Growth - 2003              854,332    $9.01 to $17.59  $ 14,582,334     0.00%       1.20% to 1.60%     32.89% to  33.46%
New America Growth - 2002            1,097,250     6.09 to  14.87    14,073,776     0.00        1.20  to 1.60     (29.45) to (28.79)
New America Growth - 2001            1,589,702     8.63 to  21.04    28,591,704     0.00        1.20  to 1.60     (13.27) to  12.00
Personal Strategy Balanced -
 2003                                1,395,466    12.75 to  20.24    27,776,987     2.16        1.20  to 1.60      22.83  to  23.26
Personal Strategy Balanced -
 2002                                1,837,165     8.86 to  16.42    29,829,359     2.51        1.20  to 1.60      (9.27) to  (8.38)
Personal Strategy Balanced -
 2001                                2,271,704     9.73 to  18.02    40,509,927     2.86        1.20  to 1.60      (4.03) to  (2.70)
Van Kampen
----------
UIF Emerging Markets Equity -
 2003                                  344,939    10.00 to  12.72     3,500,147     0.00        1.20  to 1.60      47.22  to  47.93
UIF Emerging Markets Equity -
 2002                                  384,272     6.65 to  10.07     2,626,878     0.00        1.20  to 1.60     (10.38) to  (9.44)
UIF Emerging Markets
 Equity - 2001                         463,521     7.42 to  11.04     3,488,932     0.00        1.20  to 1.60      (7.94) to  10.40
UIF Core Plus Fixed Income -
 2003                                2,465,269    12.71 to  13.21    31,911,573     0.06        1.20  to 1.60       2.91  to   3.36
UIF Core Plus Fixed Income -
 2002                                2,202,974    10.82 to  12.78    27,780,361     6.78        1.20  to 1.60       5.63  to   6.71
UIF Core Plus Fixed Income -
 2001                                  297,523    10.37 to  12.06     3,579,682     6.00        1.20  to 1.60       3.70  to   8.06
Technology - 2003                       10,897     5.68 to   5.68        60,371     0.00        1.25  to 1.25      46.02  to  46.02
Technology - 2002                        4,198     3.89 to   5.96        16,873     0.00        1.25  to 1.25     (49.68) to (49.28)
Technology - 2001                          578     7.72 to   7.72         4,463     0.00        1.25  to 1.25     (22.80) to (22.80)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

PART C    OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements

          All required financial statements are included in Part B of this Registration Statement.

     (b)  Exhibits: The following exhibits are filed herewith:

Exhibit No.    Description of Exhibit
-------------  -----------------------------------------------------------------
(1)  (a)       Resolution of the Board of Directors of United of Omaha Life
               Insurance Company establishing the Variable Account. *

(2)            Not applicable.

(3)  (a)       Principal Underwriter Agreement by and between United of
               Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services,
               Inc. *

     (b) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. *

(4)  (a)       Form of Policy for the Ultra-Access variable annuity
               Policy.*******

     (b)       Form of Riders to the Policy.

          (1) Systematic Transfer Enrollment Program Endorsement to the Policy.*****

          (2)  Returns Benefit Rider.*******

(5)            Form of Application to the Policy.*****

(6)  (a)       Articles of Incorporation of United of Omaha Life Insurance
               Company. *

     (b)       Bylaws of United of Omaha Life Insurance Company. ****

(7)            Not applicable.

(8)  (a)  (1)  Participation Agreement among The Alger American Fund,Fred Alger
               Management, Inc. and United of Omaha Life Insurance Company. *

          (2) Amendment No. 1 to the Participation Agreement among Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company.****

          (3) Amendment No. 2 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company.****

          (4) Amendment No. 3 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. ********

     (b) (1) Fund Participation Agreement among United of Omaha Life Insurance Company, Insurance Management Series and Federated Securities Corp.*

          (2) Amendment No. 1 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company.****

          (3) Amendment No. 2 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company.****

          (4) Amendment No. 3 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company.
               ********

          (5) Amendment No. 4 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company.
               ********

     (c)  (1)  Participation Agreement among Variable Insurance Products
               Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.*

          (2) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

          (3) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

          (4) Amendment No. 4 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

          (5) Amendment No. 5 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.******

          (6) Sixth Amendment to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. ********

          (7) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

          (8) Amendment No. 1 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

          (9) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

          (10) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.******

          (11) Fourth Amendment to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. ********

     (d)  (1)  Amended and Restated Participation Agreement among MFS
               Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company.******

          (2) Amendment No. 1 to the Amended and Restated Participation Agreement among. MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company.********

     (e) (1) Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company.****

          (2) Amendment No. 1 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company.****

          (3) Amendment No. 2 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company.****

          (4) Amendment No. 3 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. ********

          (5) Amendment No. 4 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. ********

     (f) (1) Participation Agreement by and between Scudder Variable Life Insurance Fund and United of Omaha Life Insurance Company.*

          (2) First Amendment to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund.****

     (f) (3) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund (now known as Scudder Variable Series I).********

     (g)  (1)  Participation Agreement among T. Rowe Price International Series,
               T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series,
               T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.*

          (2) Amended Schedule A effective May 31, 1995 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.****

          (3) Amended Schedule A effective May 1, 1997 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.****

          (4) Amended Schedule A effective August 6, 1999 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.****

          (5) Amended Schedule A effective November 22, 2002 to the Participation Agreement among T. Rowe Price International Series,
               T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series,
               T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. ********

          (6) Amendment No. 1 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. ********

     (h) (1) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc., Miller Anderson & Sherrerd LLP, and United of Omaha Life Insurance Company .**

          (2) Amendment No. 1 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc., and Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.).********

          (3) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc., and Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.).********

     (i) (1) Participation Agreement among BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company.***

          (2) Amendment No. 1 to the Participation Agreement among Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company.******

     (j)       Administrative Services Agreement with Vantage Computer Systems.*


(9)            Opinion and Consent of Counsel.

(10)           Consent of Independent Auditors.

(11)           Not applicable.

(12)           Not applicable.

(13)           Not applicable.

(14)           Powers of Attorney. *********


*Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 24, 1997 (File No. 33-89848).

**Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 16, 1998 (File No. 33-89848).

***Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 26, 2000 (File No. 33-89848).

****Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on January 22, 2001 (File No. 333-54112).

*****Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 23, 2001 (File No. 333-51051).

******Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 29, 2002 (File No. 333-54112).

*******Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on February 28, 2003 (File No. 333-51051).

********Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on February 27, 2004 (File No. 333-54112).


*********Incorporated by reference to the Registration Statements for United of Omaha Separate Account C filed on February 27, 2004 and on April 29, 2004 (File No. 333-54112).

Item 25.  Directors and Officers of the Depositor

Our Directors and Senior Officers are:

Directors*
---------------------


Samuel L. Foggie, Sr.   Retired Banking and Finance Industry Executive
Carol B. Hallett        Of Counsel, U. S. Chamber of Commerce
Jeffrey M. Heller       President and Chief Operating Officer, Electronic Data
                        Systems Corporation
Hugh W. Hunt            Chairman, HunTel Systems, Inc.
James G. McFarlane      Area Chairman, Arthur J. Gallagher & Co
Richard W. Mies         Senior Vice President, Science Applications
                        International Corporation
Daniel P. Neary         Director and President of our Company
Oscar S. Straus II      Chairman, The Daniel and Florence Guggenheim Foundation
John W. Weekly          Chairman of the Board and CEO of our Company


Senior Officers*
---------------------
John W. Weekly          Chairman and Chief Executive Officer
Daniel P. Neary         President
Cecil D. Bykerk         Executive Vice President and Chief Actuary
James L. Hanson         Executive Vice President (Information Services)
M. Jane Huerter         Executive Vice President and Corporate Secretary
                        (Corporate Services)
Daniel P. Martin        Executive Vice President (Group Benefit Services)
William C. Mattox       Executive Vice President (Federal Legislative Affairs)
Thomas J. McCusker      Executive Vice President and General Counsel
Tommie D. Thompson      Executive Vice President, Treasurer and Comptroller
Michael C. Weekly       Executive Vice President (Individual Financial Services)
Richard A. Witt         Executive Vice President and Chief Investment Officer

     *Business address for all directors and officers is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant


Name of Corporation (where organized)*                          Type of Corporation
--------------------------------------------------------------  ---------------------------------------------
Mutual of Omaha Insurance Company (NE)                          Accident & Health Insurance
   Fulcrum Growth Partners, L.L.C. (DE)                         Investment activities
      BalCo Holdings, LLC (DE)                                  Investment activities
   KFS Corporation (NE)                                         Holding Corporation
      Kirkpatrick, Pettis, Smith, Polian Inc. (NE)              Registered broker-dealer & investment advisor
      Kirkpatrick Pettis Capital Management, Inc. (NE)          Registered investment advisor
      Kirkpatrick Pettis Investments Management, Inc. (NE)      Investment advisor
      Kirkpatrick Pettis Trust Company (NE)                     Trust company
   Mutual of Omaha Health Plans, Inc. (NE)                      Holding corporation
      Exclusive Healthcare, Inc. (NE)                           HMO
      Ingenium Benefits, Inc. (NE)                              Administrative services
   Mutual of Omaha Holdings, Inc. (NE)                          Holding corporation
      innowave incorporated (NE)                                Markets water purification products
         innowave Pure Water Technologies, Inc.                 Markets water purification products
      Mutual of Omaha Investor Services, Inc. (NE)              Registered securities broker-dealer
      Mutual of Omaha Marketing Corporation (NE)                Markets insurance products
   The Omaha Indemnity Company (WI)                             Property & casualty insurance (inactive)
   Omaha Property and Casualty Insurance Company (NE)           Property & casualty insurance
      Adjustment Services, Inc. (NE)                            Claims adjusting services
   United of Omaha Life Insurance Company (NE)                  Life, H&A insurance/annuities
      Companion Life Insurance Company (NY)                     Life insurance/annuities
      Mutual of Omaha Structured Settlement Company, Inc. (CT)  Structured settlements
      Mutual of Omaha Structured Settlement Company of
       New York, Inc. (NY)                                      Structured settlements
      United World Life Insurance Company (NE)                  Accident & health and life insurance


*Subsidiaries are indicated by indentations.

Item 27.  Number of Policyowners


     As of February 29, 2004, there were 371 Owners of the Policies.


Item 28.  Indemnification

     The Nebraska Business Corporation Act provides for permissive indemnification of officers and directors in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nebraska Business Corporation Act also specifies procedures for determining when indemnification payments can be made.

     With respect to indemnification, Article XI of United's Articles of Incorporation provides as follows:

          An outside director of the Company shall not be personally liable to the Company or its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (iv) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

          For purposes of this ARTICLE XI, an outside director shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

          If the Nebraska Business Corporation Act is amended after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

          Any repeal or modification of the foregoing ARTICLE XI by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

     With respect to indemnification, Article XII of United's Articles of Incorporation provides as follows:

          To the fullest extent permitted by law, the Corporation shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; PROVIDED HOWEVER, that this indemnity shall not protect a director against liability for (i) receipt of a financial benefit to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its members, (iii) a violation of section 21-2096 of the Nebraska Business Corporation Act, or
     (iv) an intentional violation of criminal law; and PROVIDED FURTHER HOWEVER, that this indemnity shall not protect a director against liability in connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that such person has met the relevant standard of conduct in section 21-20,103 of the Nebraska Business Corporation Act.

          To the fullest extent permitted by law, before final disposition of an action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, the Corporation shall advance funds to pay for or reimburse the reasonable expenses incurred by a director of the Corporation, who is a party to such action, suit or proceeding because he or she is a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or other entity if he or she delivers to the
     Corporation: (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been eliminated under a provision of these Articles of Incorporation as authorized by the Nebraska Business Corporation Act; and (b) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under section 21-20,104 of the Nebraska Business Corporation Act and it is ultimately determined under section 21-20,106 or section 20,107 of the Nebraska Business Corporation Act that he or she has not met the relevant standard of conduct described in section 21-20,103 of the Nebraska Business Corporation Act. This undertaking shall be an unlimited general obligation of the director and shall not be required to be secured. It may be accepted without reference to the financial ability of the director to make repayment.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United of Omaha Life Insurance Company pursuant to the foregoing provisions, or otherwise, United has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by United of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, United will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

     (a) In addition to Registrant, Mutual of Omaha Investor Services, Inc. is the principal underwriter for policies offered by United of Omaha Life Insurance Company through United of Omaha Separate Account B and offered by Companion Life Insurance Company through Companion Life Separate Account C and Companion Life Separate Account B.

     (b) The directors and principal officers of Mutual of Omaha Investor Services, Inc. (principal address: Mutual of Omaha Plaza, Omaha, Nebraska 68175) are as follows:

NAME                     TITLE
--------------------     ----------------------------
John W. Weekly           Chairman, Director
Richard A. Witt          President, Director
M. Jane Huerter          Secretary and Director
Daniel P. Neary          Director
William J. Bluvas        Vice President, Treasurer


     (c) Mutual of Omaha Investor Services, Inc. is the principal underwriter of the Policies. Commissions payable to a broker-dealer may be up to 1 3/4% of purchase payments. For the fiscal year ended December 31, 2003, United paid $73,264 in total compensation to MOIS; of this amount MOIS retained $50,069 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers.


Item 30.  Location of Accounts and Records

     The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United of Omaha Life Insurance Company at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 31.  Management Services.

     All management policies are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings

     (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as purchase payments under the Policy may be accepted.
     (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.
     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request to United at the address or phone number listed in the Prospectus.
     (d) United of Omaha Life Insurance Company represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United of Omaha Life Insurance Company.

Section 403(b) Representations
------------------------------
     United represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

Statement Pursuant to Rule 6c-7:  Texas Optional Retirement Program
-------------------------------------------------------------------
     United and the Variable Account rely on 17 C.F.R. Section 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, United of Omaha Insurance Company and United of Omaha Separate Account C certify that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and that they have caused this Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 to be signed on their behalf, in the City of Omaha and State of Nebraska, on April 29, 2004.

                                        UNITED OF OMAHA SEPARATE ACCOUNT C
                                        Registrant

                                        UNITED OF OMAHA LIFE INSURANCE COMPANY
                                        Depositor

                                        By: /s/ Thomas J. McCusker
                                           -------------------------------------
                                                Thomas J. McCusker

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 has been signed by the following persons on April 29, 2004 in the capacities and on the dates indicated.

Signatures                   Title                                       Date
--------------------------   ------------------------------------------  -------

                             Chairman of the Board, and
by                       *   Chief Executive Officer
   ----------------------                                                4/29/04
      John W. Weekly


by                       *
   ----------------------    President                                   4/29/04
      Daniel P. Neary


by                       *   Treasurer and Comptroller                   4/29/04
   ----------------------    (Principal Financial Officer and Principal
                             Accounting Officer)
      Tommie Thompson


by                       *
   ----------------------    Director                                    4/29/04
      Samuel L. Foggie, Sr.


by                       *
   ----------------------    Director                                    4/29/04
      Carol B. Hallett


by                       *
   ----------------------    Director                                    4/29/04
      Jeffrey M. Heller


by                       *
   ----------------------    Director                                    4/29/04
      Hugh W. Hunt


by                       *
   ----------------------    Director                                    4/29/04
      James G. McFarlane


by                       *
   ----------------------    Director                                    4/29/04
      Richard W. Mies


by                       *
   ----------------------    Director                                    4/29/04
      Daniel P. Neary


by                       *
   ----------------------    Director                                    4/29/04
      Oscar S. Straus II


by                       *
   ----------------------    Director                                    4/29/04
      John W. Weekly

* Signed by Thomas J. McCusker under Powers of Attorney effective January 1, 2001, June 1, 2003, September 1, 2003 and April 1, 2004.

--------------------------------------------------------------------------------

                                                Registration No.  333-51051

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                       UNITED OF OMAHA SEPARATE ACCOUNT C
                       ----------------------------------

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


                                    --------
                                    EXHIBITS
                                    --------


                                       TO

                     THE REGISTRATION STATEMENT ON FORM N-4

                                      under

           THE SECURITIES ACT OF 1933, Post-Effective Amendment No. 11

                                       and

              THE INVESTMENT COMPANY ACT OF 1940, Amendment No. 47

--------------------------------------------------------------------------------

                                 April 29, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description of Exhibit
-----------    --------------------------------

(9)            Opinion and Consent of Counsel.
(10)           Consent of Independent Auditors.